UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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LEGG MASON, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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100 International Drive

Baltimore, Maryland 21202

Dear Fellow Legg Mason Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders. We will hold the meeting at Legg Mason’s headquarters located at 100 International Drive, 4th Floor Conference Center, Baltimore, Maryland at 10:00 a.m. on Tuesday, July 25, 2017. The attached Notice of Annual Meeting and Proxy Statement describe the business that we will conduct at the meeting and provide information about Legg Mason.

We are pleased to once again this year furnish proxy materials to our stockholders via the Internet. The e-proxy process expedites stockholders’ receipt of proxy materials while lowering the costs and reducing the environmental impact of our Annual Meeting of Stockholders. On or about June 14, 2017, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials (“Notice”). The Notice contains instructions on how to access our Proxy Statement, Annual Report and other soliciting materials and how to vote. The Notice also contains instructions on how you can request a paper copy of the Proxy Statement and Annual Report.

Your vote is important and we encourage you to vote promptly. Whether or not you are able to attend the meeting in person, please follow the instructions contained in the Notice on how to vote via the Internet or via the toll-free telephone number, or request a paper proxy card to complete, sign and return by mail so that your shares can be voted.

We hope that you will attend the meeting, and we look forward to seeing you there. On behalf of the Board of Directors, I extend our appreciation for your continued support.

Sincerely,

JOSEPH A. SULLIVAN

Chairman and Chief Executive Officer

June 14, 2017

Notice of Annual Meeting of Stockholders

Tuesday, July 25, 2017

10:00 a.m. Local Time

100 International Drive, 4th Floor Conference Center, Baltimore, Maryland

To the Stockholders of

LEGG MASON, INC.:

We will hold the Annual Meeting of Stockholders of Legg Mason, Inc., a Maryland corporation, at Legg Mason’s headquarters located at 100 International Drive, 4th Floor Conference Center, Baltimore, Maryland, on Tuesday, July 25, 2017 at 10:00 a.m. to consider and vote upon:

1.	The election of 10 directors named in the Proxy Statement for a one year term;

2.	Approval of the Legg Mason, Inc. 2017 Equity Incentive Plan;

3.	Approval of the amendment of the Legg Mason, Inc. Employee Stock Purchase Plan;

4.	An advisory vote to approve the compensation of Legg Mason’s named executive officers;

5.	An advisory vote on the frequency with which to hold an advisory vote on the compensation of Legg Mason’s named executive officers;

6.	Ratification of the appointment of PricewaterhouseCoopers LLP as Legg Mason’s independent registered public accounting firm for the fiscal year ending March 31, 2018; and

7.	Any other matter that may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on May 25, 2017, as the date for determining stockholders of record entitled to notice of and to vote at the Annual Meeting.

This year, we will again save mailing and printing costs by providing proxy materials to you over the Internet instead of mailing printed copies of those materials to each of our stockholders. On or about June 14, 2017, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access our Proxy Statement and our Annual Report online. The Notice also will provide instructions on how to vote via the Internet or by telephone and how to request a paper copy of the proxy materials, if you so desire. Your vote is important and we encourage you to vote promptly whether or not you plan to attend the Annual Meeting. If you attend the Annual Meeting, you may withdraw your proxy and vote in person. Whether you receive the Notice or paper copies of our proxy materials, the Proxy Statement and Annual Report are available to you at www.leggmason.com under the “About–Investor Relations” section.

Your attention is directed to the accompanying Proxy Statement and Annual Report.

June 14, 2017

By order of the Board of Directors,

THOMAS C. MERCHANT

General Counsel and Secretary

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PROXY STATEMENT

The Board of Directors of Legg Mason, Inc. is soliciting proxies from our stockholders. If you grant a proxy, you may revoke it at any time before we exercise it. We are soliciting proxies by mail and MacKenzie Partners, our proxy solicitors, and our officers, directors and other employees may also solicit proxies by telephone or any other means of communication. We will bear the cost of soliciting proxies, including a fee of $17,500 plus expenses, paid to MacKenzie Partners for its services. We may reimburse brokers, banks, custodians, nominees and other fiduciaries for their reasonable out-of-pocket expenses in forwarding the Notice of Internet Availability of Proxy Materials (“Notice”) and other proxy materials to their principals.

In accordance with the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record or beneficial owner, we are furnishing proxy materials, which include our Proxy Statement, to our stockholders over the Internet. If you have received the Notice by mail, you will not receive a printed copy of the proxy materials. Instead, the Notice will contain instructions on how to access and review all of the important information contained in the proxy materials. The Notice also provides instructions on how to submit your proxy over the Internet or by telephone. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions in the Notice for requesting the materials.

It is expected that the Notice will be available to stockholders on June 14, 2017.

To be entitled to notice of and to vote at the meeting, you must have been a stockholder of record at the close of business on May 25, 2017. As of the close of business on that date, we had outstanding and entitled to vote 95,871,683 shares of our common stock, $.10 par value, each of which is entitled to one vote.

If you hold shares in your name as a holder of record, you may vote your shares in one of four ways:

•	By Internet: go to www.voteproxy.com and follow the instructions. You will need your Notice or proxy card to vote your shares this way.

•	By telephone: call 1.800.PROXIES (1-800-776-9437) and follow the voice prompts. You will need your Notice or proxy card to vote your shares this way.

•	By mail: request a paper proxy card in accordance with the instructions contained in the Notice and then complete, sign and date the proxy card and return it so that it is received by 11:59 p.m. EDT on July 24, 2017.

•	In person: you may vote in person at the meeting. Submitting a proxy will not prevent a stockholder from attending the Annual Meeting.

If you hold your shares through a securities broker or nominee (in “street name”), you may vote your shares by proxy in the manner described in the Notice provided to you by that broker or nominee.

We must have a quorum of stockholders (at least 50% of all stockholders) present at the annual meeting either in person or represented by proxy in order for any business to be conducted. If a quorum of stockholders is present at the meeting, the following voting requirements will apply:

•	Directors are elected by the vote of a majority of the total votes cast for and affirmatively withheld by the stockholders present in person or represented by proxy at the meeting. Abstentions and broker non-votes will not affect the majority vote for the election of directors. If an incumbent nominee is not elected by the requisite vote, he or she must tender a resignation and the Board of Directors, through a process managed by the Nominating & Corporate Governance Committee, will decide whether to accept the resignation. The Board of Directors will publicly disclose its decision within 90 days after the results of the election are certified.

•	The Legg Mason, Inc. 2017 Equity Incentive Plan will be approved if the proposal receives the affirmative vote of a majority of the votes cast, and the total votes cast on the proposal represent over 50% in interest of all shares entitled to vote on the proposal. Therefore, if holders of more than 50% in interest of all shares entitled to vote on the proposal cast votes, abstentions and broker non-votes will not affect the result of the vote. However, if holders of less than 50% in interest of all shares entitled to vote on the proposal cast votes, abstentions and broker non-votes will have the same effect as a vote against the proposal.

•	The amendment of the Legg Mason, Inc. Employee Stock Purchase Plan will be approved if the proposal receives the affirmative vote of a majority of the votes cast, and the total votes cast on the proposal represent over 50% in interest of all shares entitled to vote on the proposal. Therefore, if holders of more than 50% in interest of all shares entitled to vote on the proposal cast votes, abstentions and broker non-votes will not affect the result of the vote. However, if holders of less than 50% in interest of all shares entitled to vote on the proposal cast votes, abstentions and broker non-votes will have the same effect as a vote against the proposal.

•	The advisory vote to approve the compensation of our named executive officers requires the affirmative vote of a majority of the total votes cast on this proposal. Abstentions and broker non-votes are not considered votes cast and will not affect the outcome of this proposal. The vote on this proposal is advisory only and not binding on Legg Mason.

•	For the advisory vote on the frequency of future votes on named executive officer compensation, the frequency (every year, every two years or every three years) receiving the greatest number of votes will be considered the frequency recommended by stockholders. Abstentions and broker non-votes are not considered votes cast and will not affect the outcome of this proposal. The vote on this proposal is advisory only and not binding on Legg Mason.

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PROPOSAL 1	ELECTION OF DIRECTORS

Legg Mason’s Board of Directors (the “Board” or “Board of Directors”) currently consists of 13 directors, which number may be increased or decreased by the Board of Directors. At the 2017 Annual Meeting, 10 directors are to be elected for one-year terms to hold office until the 2018 Annual Meeting and until their successors have been elected and qualified. All nominees are current Legg Mason directors who were elected by stockholders, except for Tianqiao Chen and Wen-Yu (“Robert”) Chiu, each of whom joined the Board of Directors effective February 1, 2017. Ms. Krongard and Messrs. Kass and Myers, at their request, were not nominated for re-election at the 2017 Annual Meeting. We’ve been very fortunate to have benefited from the perspective and expertise of Ms. Krongard and Messrs. Kass and Myers. We have greatly valued and thank them for their outstanding contributions to our success.

The Board of Directors recommends stockholders vote “FOR” the election of each of the 10 nominees. If all 10 nominees are elected, our Board of Directors will consist of 10 directors, 9 of whom, representing 90% of the Board, will be “independent” as defined in the New York Stock Exchange (“NYSE”) listing standards. The Board of Directors has no reason to believe that any nominee will be unable to serve. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the Board of Directors chooses to reduce the number of directors serving on the Board of Directors.

The Board of Directors recommends a vote “FOR” the election of each nominated director.

Director Nominees

Robert E. Angelica

Director Since 2007

Age 70

Robert E. Angelica, has been a director of Legg Mason since February 2007 and is currently engaged in private investment activities. From 1999 through December 2006, Mr. Angelica served as the Chairman and Chief Executive Officer of AT&T Investment Management Corporation (“ATTIMCO”), an asset management subsidiary of AT&T Inc.

Mr. Angelica’s qualifications to serve on our Board include his extensive financial industry knowledge and substantial leadership experience gained while serving as the Chairman and Chief Executive Officer of ATTIMCO, which was responsible for the investment and administration of more than $80 billion of employee benefit plan assets for AT&T Inc. and certain third parties. Mr. Angelica’s diverse experience includes the development of asset allocation policies and strategies, risk management, selection of external investment managers and trustees, in-house asset management, regulatory compliance and accounting and financial reporting. He was awarded the Chartered Financial Analyst designation. Our Board has determined that Mr. Angelica qualifies as an “audit committee financial expert” under the rules and regulations of the SEC.

Tianqiao Chen

Director Since 2017

Age 44

Tianqiao Chen, has been a director of Legg Mason since February 1, 2017 and has served as the Vice Chairman of our Board of Directors since February 1, 2017. Mr. Chen is the Chairman and CEO of Shanda Group, a privately held investment firm which he founded in 1994. Mr. Chen was initially nominated to serve on the Board pursuant to an agreement with Shanda Group and certain of its affiliates.

Mr. Chen’s qualifications to serve on our Board include the knowledge, leadership and experience gained in over 25 years of leading the Shanda Group through a variety of ventures, including its pioneering role in the online gaming and online literature industry in China. In addition, Mr. Chen gained public company experience through his involvement with two Shanda subsidiaries that were listed on NASDAQ and one subsidiary that was listed on KOSDAQ.

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Wen-Yu (“Robert”) Chiu

Director Since 2017

Age 47

Wen-Yu (“Robert”) Chiu, has been a director of Legg Mason since February 1, 2017. He has served as Group President of Shanda Group since November 2012. Mr. Chiu served as Chairman and CEO of Cloudary Corporation, a subsidiary of the Shanda Group and the world’s largest Chinese-language original content platform at the time, until its sale in 2014. From March 2010 until November 2012, Mr. Chiu served as Managing Director and Head of Asia Pacific Technology, Media and Telecom Investment Banking at Bank of America Merrill Lynch. Mr. Chiu was originally nominated to serve on the Board pursuant to an agreement with Shanda Group and certain of its affiliates.

Mr. Chiu’s qualifications to serve on our Board include his extensive experience in leading international financial services organizations, gained through his senior management positions in the U.S. and Asian offices of Morgan Stanley, Goldman Sachs, Bank of America Merrill Lynch and Nomura. In addition, Mr. Chiu has a strong track record of leadership roles in technology and Internet companies, gained through his in-depth experience at Shanda Group and IBM.

Carol Anthony (“John”) Davidson

Director Since 2014

Age 61

Carol Anthony (“John”) Davidson, has been a director of Legg Mason since May 2014, and is currently engaged in private investment activities. From January 2004 to September 2012, Mr. Davidson served as the Senior Vice President, Controller and Chief Accounting Officer of Tyco International Ltd. (“Tyco”). Mr. Davidson has served as a director of DaVita HealthCare Partners, Inc. since December 2010, a director of Pentair Ltd. since October 2012 and a director of TE Connectivity Ltd. since March 2016. Mr. Davidson also serves on the Board of Governors of the Financial Industry Regulatory Authority (“FINRA”). From 2011 to 2015, Mr. Davidson served as a member of the Board of Trustees of the Financial Accounting Foundation, which oversees financial accounting and reporting standard setting processes for the United States.

Mr. Davidson’s qualifications to serve on our Board include his more than 30 years of leadership experience across multiple industries, including his leadership roles at Tyco, six years at Dell Inc., where he held various leadership roles, including vice president, audit, risk and compliance, and vice president, corporate controller and 16 years at Eastman Kodak Company, a provider of imaging technology products and services, in a variety of accounting and financial leadership roles. In addition, Mr. Davidson, a certified public accountant, has a strong track record of implementing governance and controls processes. Our Board has determined that Mr. Davidson qualifies as an “audit committee financial expert” under the rules and regulations of the SEC.

Barry W. Huff

Director Since 2009

Age 73

Barry W. Huff, has been a director of Legg Mason since June 2009 and is currently engaged in private consulting. After his retirement in May 2008 from Deloitte & Touche USA LLP (“Deloitte”), an accounting firm, until March 2009, Mr. Huff provided consulting services to Deloitte. From 1995 to May 2008, Mr. Huff served as Vice Chairman, Office of the Chief Executive Officer at Deloitte.

Mr. Huff’s qualifications to serve on our Board include his substantial accounting and auditing experience and expertise. Mr. Huff served as Deloitte’s National Managing Director for their Accounting & Auditing Practice in the United States and Chairman of its Global Accounting & Auditing Committee. Mr. Huff’s experience includes oversight and advisory services provided to numerous Deloitte clients in the United States and globally in various industries, including financial services, manufacturing and regulatory, and supervision of risk management activities related to Deloitte’s Accounting & Auditing Practice. Our Board has determined that Mr. Huff, a certified public accountant, qualifies as an “audit committee financial expert” under the rules and regulations of the SEC.

John V. Murphy

Director Since 2013

Age 67

John V. Murphy, has been a director of Legg Mason since June 2013 and has served as our Lead Independent Director since October 2014. Mr. Murphy is currently engaged in private investment activities. Mr. Murphy was employed by Korn/Ferry International, an executive search firm, from 2010 to 2012. From 2000 to 2009, Mr. Murphy was employed in various senior positions with OppenheimerFunds Inc., an asset management firm, including Chairman, President and Chief Executive Officer. He also served as a director of over 60 mutual funds in the OppenheimerFunds complex. Prior to joining OppenheimerFunds, he spent eight years with MassMutual Financial Group, OppenheimerFunds’ parent company, in a variety of senior roles. Before that, he was a founding principal of Liberty Financial Companies Inc., an investment management firm. He began his career at Arthur Andersen & Co. in 1972 as an accountant.

Mr. Murphy’s qualifications to serve on our Board include the knowledge, leadership and experience gained in over 30 years of experience working in the investment management business and as a Chairman, President and Chief Executive Officer of a large, complex asset management organization. In addition, he gained extensive industry and leadership experience by serving as Chairman and as a member of the Executive Committee and the Board of Governors of the Investment Company Institute.

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W. Allen Reed

Director Since 2006

Age 70

W. Allen Reed, has been a director of Legg Mason since April 2006 and served as our independent Chairman from September 2012 through July 2013. From January 2006 to March 2006, Mr. Reed served as Chairman of the Board of General Motors Asset Management Corporation (“GMAMC”), the investment management subsidiary of General Motors Corporation, where he served as Vice President until March 2006. He also served as Chairman of the Board and Chief Executive Officer of General Motors Trust Bank, N.A. until March 2006; as Chief Executive Officer and President of GMAMC and General Motors Investment Management Corporation until December 2005; and as Chairman of the Board and Chief Executive Officer of General Motors Trust Company until March 2006. Mr. Reed served as Senior Advisor to Aetos Capital from 2006 to 2011, as a director of Temple-Inland Industries from 2000 to February 2012 and as a director of General Motors Acceptance Corp from September 1994 to March 2006. Mr. Reed has also served as a director of numerous mutual funds (96 as of December 31, 2015) in the Morgan Stanley mutual funds complex since 2006, and as Chairman of the Investment Committee of the Auburn University Foundation Fund from 2012 to 2014.

Mr. Reed’s qualifications to serve on our Board include his extensive financial and leadership experience serving as a financial officer at Delta Airlines, Hughes Electronics and General Motors, including serving as the Chairman, President and Chief Executive Officer of GMAMC, Chairman and Chief Executive Officer of the General Motors Trust Bank, and Vice President of General Motors Corporation. Mr. Reed’s experience includes running the largest corporate defined benefit fund in the United States at General Motors Corporation. He currently holds the Chartered Financial Analyst designation.

Margaret Milner Richardson

Director Since 2003

Age 74

Margaret Milner Richardson, has been a director of Legg Mason since November 2003. She is currently engaged in private consulting and investment activities. Ms. Richardson served as a director of Jackson Hewitt Tax Service Inc. from June 2004 through August 2011.

Ms. Richardson’s qualifications to serve on our Board include her experience as a partner of Ernst & Young LLP where she served as the National Director of IRS Practice and Procedure and as an advisor to the Foreign Investment Advisory Council in Russia. Ms. Richardson also served as U.S. Commissioner of Internal Revenue. She has been an attorney for more than 40 years and practiced tax law with Sutherland, Asbill and Brennan in Washington, D.C. Ms. Richardson was a member of the Internal Revenue Service Commissioner’s Advisory Group and chaired the group for a year.

Kurt L. Schmoke

Director Since 2002

Age 67

Kurt L. Schmoke, has been a director of Legg Mason since January 2002. Since July 2014, Mr. Schmoke has served as President of the University of Baltimore. Mr. Schmoke served as Vice President and General Counsel of Howard University from July 2012 until July 2014. Mr. Schmoke was Dean of the School of Law at Howard University from January 2003 to July 2012. He has been a director of The McGraw-Hill Companies, Inc. (now S&P Global Inc.) since 2003.

Mr. Schmoke’s qualifications to serve on our Board include his substantial education, legal, government regulation and public policy experience. Mr. Schmoke gained his experience serving as the Dean of the Law School at Howard University, partner at the law firm of Wilmer Cutler & Pickering, Mayor of Baltimore, the State’s Attorney for Baltimore, a member of the Council on Foreign Relations and a member of President Jimmy Carter’s domestic policy staff.

Joseph A. Sullivan

Director Since 2013

Age 59

Joseph A. Sullivan, has been a director of Legg Mason since February 2013 and has served as our Chairman since October 2014. Mr. Sullivan was elected President, Chief Executive Officer and a member of the Board in February 2013. Before being appointed as President and Chief Executive Officer, Mr. Sullivan served as Interim Chief Executive Officer of Legg Mason from October 1, 2012 to February 11, 2013. Prior to that, Mr. Sullivan oversaw the global distribution operations of Legg Mason. He was elected Senior Executive Vice President of Legg Mason in September 2008 and until January 2011 was responsible for overseeing administrative functions as Chief Administrative Officer. From December 2005 to September 2008, he was responsible for overseeing the fixed income capital markets operations of Stifel Nicolaus, a broker-dealer. From 1993 to December 2005, he oversaw the fixed income capital markets operations of Legg Mason Wood Walker, the company’s broker-dealer subsidiary that was sold in December 2005.

Mr. Sullivan’s qualifications to serve on our Board include a combination of his management skills and professional experience. Mr. Sullivan has more than 30 years of industry experience, including serving as Chief Executive Officer, Head of Global Distribution and Chief Administrative Officer of Legg Mason and senior roles at a number of other firms. Mr. Sullivan served on the board of directors of Stifel Financial Corp. from December 2005 to September 2008.

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Committees of the Board—Board Meetings

Our Board of Directors has an Audit Committee, a Compensation Committee, a Finance Committee, a Nominating & Corporate Governance Committee and a Risk Committee. Below is a summary of our committee structure and membership information. The current charters for these committees, as approved by our Board of Directors, are on, and may be printed from, our corporate website at www.leggmason.com under the “About—Investor Relations—Governance—Corporate Governance” section. We will provide a copy of these charters, without charge, to any stockholder who provides a written request for a copy. Requests for copies should be addressed to the Corporate Secretary, Legg Mason, Inc., 100 International Drive, Baltimore, Maryland 21202. The membership of the Board’s standing committees is as follows:

Nominating &
Corporate
	Audit	Compensation	Finance	Governance	Risk
Director	Committee	Committee	Committee	Committee	Committee
Robert E. Angelica	M				C
Tianqiao Chen**				M
Robert Chiu
Carol Anthony (“John”) Davidson	M				M
Barry W. Huff	C		M		M
Dennis M. Kass*	M	M	M
Cheryl Gordon Krongard*		C	M	M
John V. Murphy		M	M	C
John H. Myers*		M		M
W. Allen Reed			C	M	M
Margaret Milner Richardson	M				M
Kurt L. Schmoke		M		M
Joseph A. Sullivan			M
C—Chairman
M—Member
* Not up for re-election
** Mr. Chen and Mr. Chiu were appointed to the Board of Directors effective February 1, 2017. Mr. Chen was appointed to the Nominating & Corporate Governance Committee effective February 1, 2017.

During the fiscal year ended March 31, 2017, our Board of Directors met 10 times, our Audit Committee met five times, our Compensation Committee met six times, our Finance Committee met three times, our Nominating & Corporate Governance Committee met four times and our Risk Committee met four times. While we have no formal policy on the matter, directors are generally expected to attend our Annual Meeting of Stockholders. All of our directors who were directors at the time of our 2016 Annual Meeting of Stockholders attended the meeting, other than Mr. Davidson. During fiscal year 2017, each of our directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period he or she served as a director and (ii) the total number of meetings of each committee on which he or she served during the period.

Audit Committee

The Audit Committee’s responsibilities include assisting the Board with the oversight of our financial accounting and reporting to stockholders. Its duties include:

•	selecting and compensating the independent registered public accounting firm (“Independent Auditors”);

•	providing oversight of the work of the Independent Auditors and reviewing the scope and results of the audits conducted by them;

•	ensuring the regular rotation of the lead audit partner and selecting, reviewing and evaluating the lead audit partner;

•	reviewing the activities and performance of our internal auditors;

•	discussing with Independent Auditors, internal auditors and management the organization and scope of our internal system of accounting and financial controls; and

•	reviewing and discussing certain matters that may have a material impact on our financial statements, including litigation and legal matters and critical accounting policies and estimates.

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Our Board of Directors has determined that each of Messrs. Angelica, Davidson, Huff and Kass qualifies as an “audit committee financial expert” as defined by the SEC. Our Board of Directors has also determined that all members of our Audit Committee are “independent” as defined in the New York Stock Exchange Listing Standards and the applicable SEC rules. The Audit Committee satisfies the requirements of SEC Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Rule 10A-3 establishes standards relating to audit committees in the following areas: the independence of audit committee members; the audit committee’s responsibility to select and oversee the company’s independent auditor; procedures for handling complaints regarding the company’s accounting practices; the authority of the audit committee to engage advisors; and funding for the independent auditor and any outside advisors engaged by the audit committee.

Compensation Committee

The Compensation Committee’s responsibilities include determining the compensation of our Chief Executive Officer (subject to the approval of our non-employee directors), approving the compensation of our other executive officers and recommending to our Board of Directors the compensation to be paid to our non-employee directors. The Compensation Committee also serves as the administrative committee of several of our employee benefit plans. Each of our Compensation Committee members is a “non-employee director” as defined in the SEC rules under Section 16 of the Exchange Act, and is an “outside director,” as defined by Section162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Our Board of Directors has determined that all of the members of our Compensation Committee are “independent” as defined in the New York Stock Exchange Listing Standards and the applicable New York Stock Exchange rules.

Finance Committee

The Finance Committee’s responsibilities include reviewing and making recommendations to the Board of Directors regarding the principal terms and conditions of debt or equity securities to be issued by Legg Mason; financial considerations relating to the acquisition of businesses or operations, the entry into joint ventures or the divestiture of company operations that require Board approval; and significant financial transactions involving the economic arrangements with the senior executives of a Legg Mason subsidiary.

Our Board of Directors has determined that a majority of the members of our Finance Committee are “independent” as defined in the New York Stock Exchange Listing Standards.

Nominating & Corporate Governance Committee

The Nominating & Corporate Governance Committee’s responsibilities include identifying qualified director nominees, nominating director candidates, recommending director committee assignments, developing and recommending to our Board of Directors corporate governance principles and a corporate code of conduct and reviewing, assessing and making reports and recommendations to the Board of Directors, as appropriate on Legg Mason’s talent development and executive succession planning. In addition, the Nominating & Corporate Governance Committee, together with the Lead Independent Director, conducts the Board’s annual evaluation process.

Our Board of Directors has determined that all of the members of our Nominating & Corporate Governance Committee are “independent” as defined in the New York Stock Exchange Listing Standards.

Risk Committee

The Risk Committee’s responsibilities include assisting the Board in its oversight of Legg Mason’s enterprise risk management activities. Its duties include reviewing management’s activities to establish and maintain an appropriate environment and culture for sound business risk practices, reviewing Legg Mason’s enterprise risk management program and reviewing and discussing with members of management Legg Mason’s risk tolerance, its major risk exposures and the steps management has taken to monitor and manage those exposures.

Our Board of Directors has determined that all of the members of our Risk Committee are “independent” as defined in the New York Stock Exchange Listing Standards.

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Board Role in Risk Oversight

The Board is primarily responsible for the oversight of Legg Mason’s risk management activities. The Risk, Compensation, Finance, Audit and Nominating & Corporate Governance Committees assist the Board in fulfilling this important role. The Risk Committee oversees Legg Mason’s enterprise risk management activities. The Compensation Committee oversees the relationship between risk and executive compensation. The Finance Committee reviews potential risks related to significant transactions under consideration by Legg Mason. The Audit Committee monitors our system of disclosure controls and procedures and internal controls over financial reporting, reviews contingent financial liabilities and oversees our employee reporting hotline. The Nominating & Corporate Governance Committee is focused on overseeing risks related to succession and other corporate governance matters. The committees of the Board of Directors work together to help ensure that all committees have received all information necessary to permit them to fulfill their duties and responsibilities with respect to the activities of those committees that relate to the oversight of the management of risks.

The responsibility for day-to-day management of risk lies with our management. Management has an enterprise risk management program that is overseen by our Chief Risk Officer. The Risk Committee, among other things, reviews and discusses with management reports from our Chief Risk Officer and other members of management regarding the company’s risk management activities, including management’s assessment of our major risk exposures and the steps taken to monitor and manage those exposures and the risk management activities of each of our significant asset management subsidiaries.

Relationship of Compensation and Risk

We conduct the majority of our business through our asset managers which are individual businesses. Each asset manager generally focuses on a portion of the asset management industry in terms of the types of assets managed (primarily alternatives, equity or fixed income), the types of products and services offered, the investment styles utilized, the distribution channels used, and the types and geographic locations of its clients. Each of our primary asset managers is generally operated as a separate entity that typically markets its products and services under its own brand name. Certain distribution functions are often provided by the parent company and other affiliates. Consistent with this approach, we have revenue sharing arrangements in place with five of our asset managers and/or certain of their key officers. Pursuant to these revenue sharing arrangements, a specified percentage of the asset manager’s revenues, net of certain third party distribution expenses, is required to be distributed to the parent company and the balance of the revenues (or net revenues) is retained to pay operating expenses, including salaries and bonuses, but excluding certain expenses such as amortization of acquired intangible assets and income taxes. Specific compensation allocations are determined by the asset manager’s management, subject to corporate management approval in certain cases. Our asset managers and other business units that do not operate under revenue sharing arrangements utilize a variety of discretionary or formulaic incentive compensation determinations. In addition, the management teams of five of our affiliates hold significant equity interests in the applicable company, which helps to align the interests of the management of those five affiliates with the interests of our shareholders. In addition, the asset management industry in which we operate tends to be a long-term business, as investment performance over multi-year periods is a critical competitive element of the business. Also, as is typical in the asset management business, and unlike other financial services companies, we are not exposed to the short-term risks arising from proprietary trading because we do not engage in proprietary trading.

The executive officer compensation program is structured in a manner intended to mitigate against providing incentives for inappropriate risk taking. The executive officers’ salaries are fixed in amount. Incentive compensation is linked to overall corporate performance and a substantial portion of compensation is in the form of long-term equity awards that further align executives’ interests with those of Legg Mason’s stockholders. The value of equity awards is tied to Legg Mason’s stock price. These awards do not encourage excessive or inappropriate risk taking given that the awards are subject to long-term vesting schedules to help ensure that executives have significant value tied to long-term stock price performance. As part of fiscal year 2017 incentive compensation, we awarded performance share units that will result in payout only based on relative performance over a three year period ending March 31, 2020. We believe our incentive award program, coupled with our stock ownership guidelines and anti-hedging and pledging policies for executives, create important linkages between the financial interests of our executives and the long-term performance of Legg Mason and help to protect against any incentive to disregard risks in return for potential short-term gains. Moreover, the Compensation Committee considers several performance metrics in establishing the executive compensation pool each year, so no one metric creates an undue reward that might encourage excessive risk taking. The executive compensation incentive pool amount is also subject to adjustment in the discretion of the Compensation Committee based on the performance metrics and qualitative factors established by the Committee for use as a basis for revising the pool amount.

To further ensure the alignment of compensation with long-term performance, we have adopted a policy for the clawback of incentive compensation from named executive officers in the event a named executive officer’s acts or omissions contribute to a need for a restatement of our financial results or if a named executive officer is terminated for cause. Additional information on our executive officer compensation practices is discussed below under “Executive Compensation—Compensation Discussion and Analysis.”

We have considered the risks created by our compensation policies and practices, including mitigating factors, and, based on this review, do not believe that our compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the company. This conclusion is supported by the work of a committee consisting of representatives from our finance, human resources, legal and enterprise risk management departments, which evaluates whether our compensation policies and practices are reasonably likely to have a material adverse effect on Legg Mason.

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Compensation Consultant to the Compensation Committee

For fiscal year 2017, the Compensation Committee retained Semler Brossy Consulting Group, LLC, an independent executive compensation consulting firm, to provide compensation consulting services. As directed by the Compensation Committee, Semler Brossy provides counsel on compensation-related issues and executive officer compensation and non-employee director compensation, and guidance on best practices and market and regulatory developments. Semler Brossy did not provide additional consulting or other services to management or Legg Mason subsidiaries during fiscal year 2017.

Board Leadership Structure

The Board is responsible for determining its leadership structure. The current Chairman, Joseph A. Sullivan, is also our President and Chief Executive Officer. John V. Murphy is our Lead Independent Director. The Board believes that Legg Mason and its stockholders are best served by maintaining the flexibility to have any person serve as Chairman of the Board based on what is in the best interests of the company and its stockholders at a given point in time. As a result, the Board does not support placing restrictions on who may serve as Chairman and future facts and circumstances may warrant a different leadership structure to best serve Legg Mason and its stockholders. While the roles of Chairman of the Board and Chief Executive Officer previously were separated during a period of leadership transition beginning in September 2012, when Mr. Sullivan became interim Chief Executive Officer, the Board has determined that the current leadership structure is appropriate to provide a consistent and unified focal point of leadership for Legg Mason and facilitate frequent and effective communication between the Board and management.

In order to ensure independent leadership on the Board, our Corporate Governance Principles provide for a Chairman and/or a Lead Independent Director. The duties of the Chairman, independent or non-independent, are delegated by the Board. The duties of an independent Chairman include presiding over meetings of our Board and stockholders and providing oversight and assistance to our executive management team. In addition, the duties of an independent Chairman will include those of the Lead Independent Director. When the Chairman is not independent, the duties of the Lead Independent Director include, but are not limited to, the approval of agendas and schedules for Board meetings to ensure there is sufficient time to address all agenda items, acting as a liaison between the Chief Executive Officer and the independent directors and serving as the chair for executive sessions of the independent directors.

The Board believes that the combined Chairman and Chief Executive Officer structure allows for robust and frequent communication between the Board and Legg Mason’s management team. To facilitate coordination with the independent directors and to ensure the exercise of independent judgment by the Board of Directors, the Board appointed John V. Murphy to serve as the Lead Independent Director. Mr. Murphy is also the Chair of the Nominating & Corporate Governance Committee. The Lead Independent Director’s duties include:

•	presiding at meetings of the Board in the absence of or at the request of the Chairman of the Board, or in any situation in which the Chairman of the Board may be perceived to have a conflict;

•	coordinating the flow of information to and among independent directors;

•	reviewing and approving all Board meeting agendas;

•	soliciting from other independent directors comments or suggestions related to Board operations, including the flow of information to directors, the setting of meeting agendas and the establishment of the schedule of Board meetings and communicating those suggestions to the Chairman;

•	serving as the liaison between the independent directors and the Chairman and as the representative of the independent directors in communications with the Chairman of the Board and management outside of regular Board meetings;

•	leading, with the assistance of the Nominating & Corporate Governance Committee, the Board’s annual evaluation process;

•	serving as liaison and providing direction to advisers and consultants retained by the independent directors; and

•	assisting the Chairman of the Board in integrating into the Board newly elected independent directors.

The Lead Independent Director also has the authority to call additional meetings of the independent directors and is available for consultation or direct communication with major stockholders. Each of these responsibilities is set out in Legg Mason’s Corporate Governance Principles.

In order to further enhance the independence of the Board from management, the Board believes that a substantial majority of the Board should consist of independent directors. Our Corporate Governance Principles provide that at least three-quarters of the Board members should qualify as independent directors at any time. Other than Mr. Sullivan, all of our current directors are independent, as determined in accordance with New York Stock Exchange Listing Standards.

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Compensation of Directors

Directors who are Legg Mason employees do not receive compensation for their services as directors. The Compensation Committee annually reviews and recommends to our Board of Directors the compensation of our non-employee directors. As part of this review, the Compensation Committee consults with its compensation consultant to determine the reasonableness and adequacy of our non-employee director compensation. The following table outlines the regular compensation that is paid to our non-employee directors:

Compensation Element	Amount of Compensation
Cash Retainers
Annual Board Retainer	$50,000
Lead Independent Director	$25,000
Audit Committee Chairman Retainer	$17,500
Nominating & Corporate Governance, Compensation, Finance and Risk Committee Chairmen Retainers	$10,000
Meeting Fees
Board Meeting Fees	$2,000 per in-person meeting attended and $1,000 per telephonic meeting attended beginning with the sixth meeting in the year
Committee Meeting Fees	$2,000 per in-person meeting attended and $1,000 per telephonic meeting attended
Equity Awards
Annual Board Award(1)	$125,000
Initial Board Election Award(1)	$125,000
(1)	Under the terms of the Legg Mason, Inc. Non-Employee Director Equity Plan, as amended, each of our non-employee directors receives, on the 31st day after he or she is first elected as a director, and on the date of each subsequent Annual Meeting of Stockholders, his or her choice of: (i) a grant of shares of common stock that have a market value, on the grant date, of $125,000; (ii) a grant of shares of common stock that have a market value, on the grant date, of $75,000, plus $50,000 in cash; or (iii) a grant of restricted stock units equal to the number of shares of common stock that have a market value, on the grant date, of $125,000.

We also reimburse each of our non-executive directors for their travel expenses incurred in connection with attendance at Board and Committee meetings. Following a review of the compensation of our non-employee directors, the Board, based on a recommendation of the Compensation Committee, has determined that fees for non-employee directors will remain unchanged for fiscal year 2018.

Restricted stock units granted under the Legg Mason, Inc. Non-Employee Director Equity Plan are payable on a one-for-one basis in shares of common stock within 60 days of the date on which the recipient stops serving as a director of Legg Mason. The number of restricted stock units credited to a director will be increased to reflect all dividends paid on common stock based on the market price of a share of common stock on the dividend payment date. The restricted stock units and shares of common stock are not subject to vesting. The plan covers an aggregate of 625,000 shares of common stock.

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Director Compensation Table

The following table provides information about the compensation earned by our non-employee directors during fiscal year 2017.

	Fees Earned
	or Paid in		Stock		All Other
Name	Cash ($)(1)		Awards ($)		Compensation ($)(2)	Total ($)
Robert E. Angelica	135,000	(3)	75,009	(4)	–	210,009
Tianqiao Chen	8,333		124,985	(5)	–	133,318
Robert Chiu	8,333		124,985	(5)	–	133,318
Carol Anthony “John” Davidson	72,000		125,004	(6)	8,431	205,435
Barry W. Huff	92,500		125,004	(6)	–	217,504
Dennis M. Kass	128,000	(3)	75,009	(4)	–	203,009
Cheryl Gordon Krongard	91,000		125,004	(6)	–	216,004
John V. Murphy	115,000	(7)	125,004	(6)	–	240,004
John H. Myers	74,000		125,004	(6)	–	199,004
W. Allen Reed	86,000		125,004	(6)	–	211,004
Margaret M. Richardson	75,000		125,004	(6)	18,101	218,105
Kurt L. Schmoke	77,000		125,004	(6)	24,877	226,881
(1)	In addition, non-employee directors receive reimbursement of actual expenses incurred for attendance at meetings or participating in company business.
(2)	Represents dividend equivalents paid on restricted stock units and reinvested in additional restricted stock units.
(3)	Includes $50,000 paid as a portion of the annual award under the Legg Mason, Inc. Non-Employee Director Equity Plan.
(4)	Represents value of 2,273 shares of common stock granted on July 26, 2016, as a portion of the annual award under the Legg Mason, Inc. Non-Employee Director Equity Plan.
(5)	Messrs. Chen and Chiu were appointed to the Board of Directors effective February 1, 2017 and received 3,383 shares of common stock granted on March 6, 2017.
(6)	Represents value of 3,788 restricted stock units or shares of common stock granted on July 26, 2016 for the annual award under the Legg Mason, Inc. Non-Employee Director Equity Plan.
(7)	Includes $25,000 paid for the Lead Independent Director Retainer.

As of March 31, 2017, our non-employee directors held the following restricted stock units:

Restricted
Name	Stock Units (#)
Robert E. Angelica	–
Tianqiao Chen	–
Robert Chiu	–
Carol Anthony “John” Davidson	11,836
Barry W. Huff	–
Dennis M. Kass	–
Cheryl Gordon Krongard	–
John V. Murphy	–
John H. Myers	–
W. Allen Reed	–
Margaret Milner Richardson	23,277
Kurt L. Schmoke	31,292

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CORPORATE GOVERNANCE

Corporate Governance Principles

Upon the recommendation of the Nominating & Corporate Governance Committee, our Board of Directors has adopted Corporate Governance Principles. These Corporate Governance Principles address, among other things, the following key corporate governance topics: director qualification standards; director responsibilities; director access to management and, as necessary and appropriate, independent advisors; director compensation; director orientation and continuing education; management succession; and our policy regarding annual performance evaluations of the Board of Directors. A copy of these Corporate Governance Principles is available on our corporate website at www.leggmason.com under the “About—Investor Relations—Governance—Corporate Governance” section. We will provide a copy of the Corporate Governance Principles, without charge, to any stockholder who provides a written request for a copy. Requests for copies should be addressed to the Corporate Secretary, Legg Mason, Inc., 100 International Drive, Baltimore, Maryland 21202.

Code of Conduct

Upon the recommendation of the Nominating & Corporate Governance Committee, our Board of Directors has adopted a corporate Code of Conduct that applies to all directors, officers and employees of Legg Mason and its subsidiaries. The Code of Conduct addresses the following important topics, among others: conflicts of interest; corporate opportunities; confidentiality of information; fair dealing; protection and proper use of Legg Mason’s assets; compliance with laws, rules and regulations (including insider trading laws); and encouraging the reporting of any illegal or unethical behavior. A copy of the Code of Conduct is available on our corporate website at www.leggmason.com under the “About—Investor Relations—Governance—Corporate Governance” section. We intend to satisfy any disclosure requirement regarding any amendment to, or waiver of, our Code of Conduct by posting the information on our corporate website. Legg Mason maintains an employee reporting hotline where employees can anonymously submit a complaint or concern regarding compliance with applicable laws, rules, regulations or the Code of Conduct as well as accounting, auditing, ethical or other concerns. We will provide a copy of the Code of Conduct, without charge, to any stockholder who provides a written request for a copy. Requests for copies should be addressed to the Corporate Secretary, Legg Mason, Inc., 100 International Drive, Baltimore, Maryland 21202.

Independent Directors

The Board of Directors has made determinations as to the independence of each of our non-employee directors and concluded that all of our non-employee directors qualify as independent directors under the standards promulgated by the NYSE. No director is considered independent unless the Board of Directors has determined that he or she has no material relationship with Legg Mason. As part of its determination, the Board considered the transactions and relationships described below under “Compensation Committee Interlocks and Insider Participation” and “Certain Relationships and Related Transactions” and applied our Policy Regarding Director Independence Determinations as adopted by the Board, which includes categorical standards to assist the Board of Directors in making independence determinations and specifies the types of relationships that are deemed not material and, therefore, not considered each year. A copy of the Policy Regarding Director Independence Determinations is available on our corporate website at www.leggmason.com under the “About—Investor Relations—Governance—Corporate Governance” section.

In determining Mr. Chen’s independence, the Board reviewed his relationship as the founder and Chairman of Shanda Group. In determining Mr. Chiu’s independence, the Board reviewed his relationship as Group President of the Shanda Group. Shanda Group is a global private investment firm that, as of May 25, 2017, owns 9,800,153 shares of Legg Mason common stock (10.03% of outstanding shares) and that Shanda Group and certain of its subsidiaries invest in funds managed by subsidiaries of Legg Mason.

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Majority Voting Standard for Election of Directors

Directors are elected by the vote of a majority of the total votes cast for and affirmatively withheld by the stockholders present in person or represented by proxy at the meeting. A nominee will not be elected unless he or she receives more “FOR” votes than “AGAINST” votes. Under Maryland law, any incumbent director not so elected would continue in office as a “holdover” director until removed or replaced. As a result, the By-laws also provide that any director who fails to obtain the required vote in an uncontested election must submit his or her resignation to the Board. The Board must decide whether to accept or decline the resignation, or decline the resignation with conditions, taking into consideration the Nominating & Corporate Governance Committee’s recommendation after consideration of all relevant factors, within 90 days after the vote has been certified.

Director Resignation Policy

Our bylaws provide that any director who fails to obtain the required vote in an uncontested election must submit his or her resignation to the Board. The Board must decide whether to accept or decline the resignation, or decline the resignation with conditions, taking into consideration the Nominating & Corporate Governance Committee’s recommendation after consideration of all relevant factors, within 90 days after the vote has been certified.

In addition, according to our Corporate Governance Principles, the Board generally will not nominate for election to the Board any Director who has reached the age of 75 before the regular meeting of the Board at which nominations for election as directors are made for the next annual meeting of Stockholders. However, the Board has the discretion to take into account specific facts and circumstances and to nominate such a Director for election to the Board.

Director Nomination Process

The Nominating & Corporate Governance Committee will consider all qualified candidates for seats on our Board of Directors identified by members of the committee, by other members of the Board of Directors, by our management and by our stockholders. From time to time, the Nominating & Corporate Governance Committee may direct management to engage third-party firms that specialize in identifying director candidates to assist with its search.

The Board of Directors has set minimum qualification requirements for director nominees in our Corporate Governance Principles. Director nominees are required to possess a broad range of skills, expertise, industry or other knowledge and business or other experience that will be useful to the company. The Nominating & Corporate Governance Committee will review each candidate’s biographical information and determine whether the candidate meets these minimum qualification requirements. During fiscal year 2017, the Nominating & Corporate Governance Committee retained one firm to conduct background checks of candidates under consideration.

The Board of Directors seeks diversity of perspectives, backgrounds and experiences among its members. When considering prospects for possible recommendation to the Board, increasing diversity of backgrounds and experiences is a factor considered by the Nominating & Corporate Governance Committee. The Nominating & Corporate Governance Committee reviews available information regarding each potential candidate, including character, experience, qualifications, attributes, skills, gender, race and ethnicity.

After the Nominating & Corporate Governance Committee has determined that a candidate meets the minimum qualification requirements, the committee will determine whether to nominate the candidate to our Board of Directors. In making this determination, the Nominating & Corporate Governance Committee will consider a number of factors, including:

•	the current size of the Board of Directors, and whether vacancies on the Board are anticipated;

•	the candidate’s judgment, character, expertise, skill, knowledge, experience and collegiality;

•	the overall diversity of perspectives, backgrounds and experiences of the current directors;

•	whether the candidate has special skills, expertise or a background that add to and complement the range of skills, expertise and background of the existing directors; and

•	whether the candidate will be able to devote sufficient time and energy to the performance of his or her duties as a director.

Our Amended and Restated Bylaws provide written procedures by which stockholders may recommend nominees to our Board of Directors. The Nominating & Corporate Governance Committee will consider nominees recommended by our stockholders under the same procedure used for considering nominees recommended by other directors or management. The Nominating & Corporate Governance Committee will consider nominee recommendations from stockholders for the next annual meeting of stockholders if it receives the recommendation no later than the 120th day prior to the first anniversary of the mailing date of our prior year’s proxy statement or Notice of Internet Availability of Proxy Materials (i.e., by February 14, 2018 for a recommendation in 2018). Stockholders who would like to propose a director candidate for election to our Board of Directors at an annual meeting of stockholders must deliver written notice to our Corporate Secretary between the 150th day and 5:00 p.m., Eastern Time, on the

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120th day prior to the first anniversary of the mailing date of our prior year’s proxy statement (i.e., between January 15, 2018 and February 14, 2018 for nomination in 2018). If we advance or delay our annual meeting by more than 30 days from the first anniversary of the preceding year’s annual meeting, notice must be delivered between the 150th day prior to the date of the annual meeting and 5:00 p.m., Eastern Time, on the later of the 120th day before the meeting or the tenth day following the day on which we publicly announce the date of the meeting. Notice from a stockholder nominating a director must include the following:

•	the name, age, business address and residence address of the recommending stockholder;

•	the class, series and number of all shares of stock of Legg Mason that the recommending stockholder beneficially owns;

•	the date the shares were acquired and the investment intent behind the acquisition; and

•	all other information about the candidate that is required to be disclosed in solicitations of proxies for election of directors in an election contest or is otherwise required pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended (including the nominee’s written consent to being named in the proxy as a nominee and to serve as a director if elected).

We may require that a proposed director nominee furnish other information to enable the Nominating & Corporate Governance Committee to determine the nominee’s eligibility to serve. The Nominating & Corporate Governance Committee will consider a nomination as it deems appropriate in its discretion. However, a nomination that does not comply with the requirements discussed above may not be considered. Any nominations should be addressed to the Corporate Secretary, Legg Mason, Inc., 100 International Drive, Baltimore, Maryland 21202.

Policies and Procedures Regarding Related Party Transactions

Under our written policies and procedures regarding related party transactions, the Nominating & Corporate Governance Committee must approve all related party transactions between Legg Mason or one of its subsidiaries and a director, executive officer or immediate family member of a director or executive officer that would be required to be disclosed in our proxy statements. The policy also authorizes the Chairman of the Nominating & Corporate Governance Committee to approve, or reject, proposed related party transactions subject to ratification by the full committee at its next regularly scheduled meeting. The Nominating & Corporate Governance Committee uses its business judgment in deciding whether to approve related party transactions.

Board of Directors Evaluations

To ensure that the Board of Directors and each committee functions effectively, annual self-evaluations are conducted to identify and assess areas for improvements. The assessments focus on the performance, effectiveness, process and composition of the Board of Directors and each committee. The Lead Independent Director leads the Board of Directors’ evaluation process and shares the results of the evaluations and feedback received with the Board. The chair of each committee leads the evaluation process for that committee and shares the results with the other committee members and the Board.

Executive Sessions

Executive sessions of our non-employee directors are held in conjunction with each regular Board of Directors meeting and may be held at other times as circumstances warrant. Our Lead Independent Director chairs these executive sessions. John V. Murphy currently serves as our Lead Independent Director.

Stockholder Engagement

Since 2014, Legg Mason has conducted a mid-fiscal year stockholder engagement program. The purpose of the program is to gain insights about the preferences and viewpoints of our largest stockholders on various corporate governance topics generally and our practices and outcomes specifically. In addition, we utilize this program to share certain of our compensation and corporate governance developments of interest to stockholders. We use this process to seek stockholder feedback or support for actions that management and the Board may be considering. In prior years, for example, we have discussed proxy access, board skills and diversity and capital allocation topics. In fiscal year 2017, we shared Legg Mason’s philosophy and practices relating to equity grants, and asked stockholders for input on equity plan design in connection with preparing an equity incentive plan for the Compensation Committee to consider.

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During fiscal year 2017, we reached out to 16 investors holding over 46% of our shares outstanding as measured at September 30, 2016 (not including approximately 10% of shares outstanding held by our largest investor, Shanda Group). Ten of those investors, holding over 33% of our shares outstanding, responded to our outreach. We spoke with seven investors who held over 18% of our shares outstanding. The remaining three investors indicated that a conversation was not necessary at that time.

What We Heard from Investors in Fiscal Year 2017	What We Did
Our stockholders favor equity plan share requests in amounts adequate to make awards over 3-7 year periods.	We structured our proposed equity plan to cover awards for 4-5 years based on share usage in fiscal year 2017.
Our stockholders favor equity plan provisions that protect stockholders.	We incorporated many of those provisions in our proposed equity plan, as described in Proposal 2 of this Proxy Statement.
Many of our stockholders focus on burn rate and dilution in evaluating equity plan proposals, and requested disclosure of the context for Legg Mason’s burn rate.	We discussed with our stockholders, and disclose in Proposal 2 of this Proxy Statement, the rationale for Legg Mason’s equity compensation philosophy and practices that result in a high burn rate.
Many of our stockholders indicate they are not prescriptive about executive compensation design or metrics, and they encourage boards to continually evaluate compensation programs and metrics.	Legg Mason’s Compensation Committee added three new metrics in fiscal year 2017 to evaluate performance, consistent with its commitment to select metrics that are meaningful for the creation of stockholder value of an asset management company. See “Compensation Discussion and Analysis”.

The Board is aware that the ability of stockholders to amend corporate bylaws is a topic of recent proxy advisory firm interest. Consistent with Maryland law, the right to adopt or amend our Bylaws has been vested exclusively with our Board of Directors. In exercising that authority, our directors have a duty to act in the best interests of the corporation. Our Board of Directors believes that significant governance changes warrant a deliberate and thorough review of the purpose and consequences of proposed changes and an assessment of the views of our investors. During fiscal year 2018, we intend to seek the views of our investors on this matter to assist the Nominating & Corporate Governance Committee and the Board of Directors as they continue to consider if changes to our Bylaws are appropriate.

Communications

All interested parties who wish to communicate with our Board of Directors, the Chairman of the Board, the Lead Independent Director or our non-employee directors as a group may do so by addressing their written correspondence to the director or directors, c/o Corporate Secretary, Legg Mason, Inc., 100 International Drive, Baltimore, Maryland 21202. Our Corporate Secretary will forward all correspondence received from stockholders or other interested parties to the director or directors to whom it is addressed.

The Audit Committee has developed procedures for the receipt, retention and treatment of complaints received by Legg Mason regarding accounting, internal accounting controls, or auditing matters. Any such complaints or concerns should be sent by mail to the Chairman of the Audit Committee, c/o Legg Mason, Inc., 100 International Drive, Baltimore, Maryland 21202.

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SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the ownership of Legg Mason common stock as of May 25, 2017 by each of our directors, each individual named in the Summary Compensation Table, all of our executive officers and directors as a group, and each person who, to the best of our knowledge, beneficially owned more than five percent of the outstanding common stock.

	Common Stock		Percent of
	Beneficially		Outstanding
Name of Owner	Owned(1)(2)		Common Stock(2)
Shanda Group	9,803,536	(3)	10.03%
Tianqiao Chen	9,803,536	(3)	10.03%
BlackRock, Inc.	8,799,270	(4)	8.70%
Vanguard	7,113,488	(5)	7.04%
FMR	5,386,393	(6)	5.33%
Joseph A. Sullivan	1,294,661	(7)(8)	1.34%
Terence Johnson	294,452	(7)	*
Peter H. Nachtwey	275,076	(7)	*
Thomas K. Hoops	115,424	(7)	*
Thomas C. Merchant	107,737	(7)	*
W. Allen Reed	47,601		*
Kurt L. Schmoke	37,552	(9)	*
Cheryl Gordon Krongard	33,782		*
Margaret Milner Richardson	31,496	(9)	*
Dennis M. Kass	26,651		*
Barry W. Huff	22,855		*
Robert Angelica	21,800		*
John V. Murphy	21,495		*
Carol Anthony (“John”) Davidson	14,906	(9)	*
John H. Myers	11,364		*
Robert Chiu	3,383		*
All current executive officers and directors as a group (21 persons)	12,371,227		12.70%
*	Less than 1%.
(1)	Except as otherwise indicated and except for shares held by members of an individual’s family or in trust, all shares are held with sole dispositive and voting power.
(2)	Includes, for the individuals listed below, the following number of shares subject to options exercisable within 60 days from May 25, 2017:

Name	Number of Shares
Joseph A. Sullivan	900,060
Terence Johnson	179,281
Peter H. Nachtwey	145,278
Thomas K. Hoops	35,870
Thomas C. Merchant	52,527
All current executive officers and directors as a group (21 persons)	1,415,305

Also includes for the individuals listed below, the following number of deferred but vested restricted stock units:

Name	Number of Shares
Joseph A. Sullivan	58,870
Peter H. Nachtwey	12,130
Thomas C. Merchant	4,967
All current executive officers and directors as a group (21 persons)	75,967

(3)	Represents shares beneficially owned by Shanda Group, 8 Stevens Road, Singapore 257819, in its capacity as a holding company and for certain investment vehicles managed by it. Mr. Tianqiao Chen is the Chairman and Chief Executive Officer of Shanda Group and controls each of Shanda Media Limited, Shanda Investment Group Limited, Shanda Technology Overseas Capital Company Limited and Shanda Asset Management Investment Limited, the investment vehicles which hold shares of Legg Mason common stock. The number of shares in the preceding information is based upon a Schedule 13D report filed by Shanda Group reporting ownership as of February 1, 2017. The percentages are based on Legg Mason’s outstanding shares as of May 25, 2017.

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(4)	Represents shares held by BlackRock, Inc., 40 East 52nd Street, New York, NY 10022, in its capacity as investment advisor. All of the shares are held with sole dispositive power and none of the shares are held with shared dispositive power. All of the shares are held with sole voting power and none are held with shared voting power. The number of shares in the preceding information is based upon a Schedule 13G report filed by BlackRock, Inc. reporting ownership as of December 31, 2015. The percentages are based on Legg Mason’s outstanding shares as of May 25, 2017.
(5)	Represents shares held by The Vanguard Group, 100 Vanguard Boulevard, Malvern, PA 19355, in its capacity as investment advisor. 7,051,837 of the shares are held with sole dispositive power and 61,651of the shares are held with shared dispositive power. 57,072_of the shares are held with sole voting power and 9,422 are held with shared voting power. The number of shares in the preceding information is based upon a Schedule 13G report filed by The Vanguard Group reporting ownership as of December 31, 2015. The percentages are based on Legg Mason’s outstanding shares as of May 25, 2017.
(6)	Represents shares held by FMR LLC, 245 Summer Street, Boston, MA 02210, in its capacity as investment advisor. All of the shares are held with sole dispositive power and none of the shares are held with shared dispositive power. All of the shares are held with sole voting power and none are held with shared voting power. The number of shares in the preceding information is based upon a Schedule 13G report filed by FMR LLC reporting ownership as of February 13, 2017. The percentages are based on Legg Mason’s outstanding shares as of May 25, 2017.
(7)	Includes for the individuals listed below, the following number of shares of restricted stock and/or restricted stock units. Shares of restricted stock are not held with voting rights and cannot be transferred.

Name	Number of Shares
Joseph A. Sullivan	112,664
Terence Johnson	40,070
Peter H. Nachtwey	31,506
Thomas K. Hoops	24,055
Thomas C. Merchant	15,334
(8)	Does not include 5,605.7262 units of the Legg Mason Common Stock Fund held in the Legg Mason Profit Sharing and 401(k) Plan and Trust which translate into 3,378.1576 shares of common stock.
(9)	Includes for the individuals listed below, the following number of restricted stock units. Restricted stock units are payable on a one-for-one basis in shares of common stock within 60 days of the date on which the individual stops serving as a director of Legg Mason.

Number of Restricted
Name	Stock Units
Kurt L. Schmoke	31,476
Margaret Milner Richardson	23,413
Carol A. Davidson	11,906

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

FISCAL YEAR 2017 PAY WELL ALIGNED WITH PERFORMANCE, REFLECTING STRONG PROGRESS ON STRATEGIC PRIORITIES AND MODESTLY IMPROVED FINANCIAL RESULTS See pages 28-34

•	The Compensation Committee concluded that Legg Mason’s financial performance was improved from fiscal year 2016 but still below levels in prior years.

•	The Compensation Committee also recognized strong individual performance and progress against outlined strategic initiatives that aim to position Legg Mason for future profitable growth.

•	Total CEO compensation flat to fiscal year 2016, following 20% reduction in fiscal year 2016

•	CEO paid below peer group median, with variable pay constituting 94% of his total direct compensation of $8,800,000 for fiscal year 2017

•	CEO’s annual incentive award was paid 60% in equity and 40% in cash, as in prior years

•	Equity awards allocated equally among performance share units which vest based on relative TSR over a three year period, RSUs and stock options

Metrics Link Pay to Strategic Goals and Performance

•	Absolute performance metrics included: net revenues, earnings per share and global distribution unit gross sales

•	Compensation Committee added 3 new metrics for fiscal year 2017: net new long-term advisory fee revenue, Bank EBITDA and operating margin, as adjusted

•	Relative performance metrics included: Organic growth rate, net income growth and one year total stockholder return
Sound Compensation Practices

•	Pay practices aligned with stockholder interests, with significant variable component for named executive officer pay

•	Metrics reviewed annually for rigor and relevance, reflecting drivers meaningful for creating value for stockholders of an asset management company

•	Compensation Committee continually assesses performance relative to Legg Mason’s goals and competitors’ performance

Strategic Accomplishments Position Legg Mason for Further Growth

•	Focus on expanding client choice drove strong sales, despite industry-wide investor moves to passive strategies

•	Completed two acquisitions including a robo adviser, plus a business combination, along with three divestitures to add capabilities and rationalize Legg Mason’s portfolio of investment affiliates

•	Expanded investment offerings in response to investor demand for choice with new products and vehicles, including ETFs, across investment affiliates, investment strategies and markets

•	Continued to calibrate costs and diversify our business amidst rapid change in the asset management industry

Stockholders Demonstrate Support for Legg Mason Pay Practices and Outcomes

•	Ongoing stockholder outreach, initiated in 2014, provided insights on stockholders’ views and affirmed support for Legg Mason’s pay practices among stockholders with whom we engaged.

•	In fiscal year 2017, outside of proxy season engagement, we were in contact with 10 stockholders holding approximately 33% of shares outstanding (not including 10% of shares held by our largest investor, Shanda Group).

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Legg Mason’s Approach to Asset Management

Legg Mason is a global asset management firm that operates through nine independent investment management subsidiaries, which we refer to as our investment affiliates. Acting through our investment affiliates, we provide investment management and related products and services to institutional and individual clients, company-sponsored mutual funds and other investment vehicles. We offer these products and services directly and through various financial intermediaries.

Our corporate structure combines our nine investment affiliates, each with diverse perspectives and specialized expertise across asset classes, with a centralized global distribution and shared services platform. We deliver our investment capabilities through varied products and vehicles and via multiple points of access.

Legg Mason’s structure has been thoughtfully and intentionally constructed. Maintaining the independence of our investment affiliates has allowed them to retain their respective distinct investment cultures and to implement successful models in pursuit of best in class product performance. This has led to our strong long-term performance across our products, with 88% of strategy AUM outperforming their target benchmarks over the last ten years. And our global distribution platform, a leader in the industry, sells U.S. and international mutual funds and other commingled vehicles, retail separately managed account programs, and sub-advisory accounts for insurance companies and similar clients, effectively delivering our affiliates’ investment capabilities to our customers.

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Legg Mason’s Response to Industry Trends

Powerful forces are driving significant change in the investment management industry. In addition to the globalization of markets, massive shifts in demographics, shifting regulation within and across jurisdictions and the relentless push from innovation and technology, we are seeing an industry wide trend of investors moving more of their assets to indexed or passive investment strategies.

We have reacted decisively to these trends, by outlining a clear strategy to succeed in a changing environment. We have articulated and executed on a strategy to provide global investors with a more diversified set of choices of investment strategies, products, vehicles and distribution channels. For example, in fiscal year 2017, across six investment affiliates we launched eight new products in the U.S., only one of which was a traditional mutual fund. The U.S. launches included three new ETFs and four new collective investment trust products.

We have positioned ourselves well by taking actions that will both allow us to compete for assets with passive strategies, as well as offer products where there is generally no passive alternative. Legg Mason has launched or applied to launch a number of ETF products, including a suite of smart beta ETFs which we expect will compete with passive strategies, and we have launched numerous other products beyond traditional mutual fund products. We offer a diverse set of alternative investment strategies, which generally do not have passive substitutes. And, while we look to grow our AUM organically across all of our investment affiliates and investment strategies, a little more than half of our existing assets under management are in our fixed income products, where assets have not been migrating from active to passive strategies at nearly the rate of equity allocations.

While we are focused on continuing to execute against our strategy, we are heartened by the success we have had thus far.

OUR STRATEGIC PROGRESS

FOCUSED STRATEGY

Our strategy is straightforward and focused: to provide global investors with a more diversified set of choices of investment strategies, products, vehicles and distribution channels.

To advance this strategy, we completed two acquisitions and a business combination in fiscal year 2017 which enhanced our ability to meet investor needs by expanding our portfolio of investment affiliates and our alternative distribution efforts. We continued to expand our global distribution capabilities and innovate new vehicles and product launches including ETFs.

KEY STRATEGIC OPERATING PRIORITIES

•	Investment products

•	Investment performance

•	Distribution

•	Productivity

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Fiscal Year 2017 Performance Results

Performance for the year included1:

OPERATING REVENUES
$2.7 Billion
$2.9 Billion
7% increase driven by incremental revenues from acquired investment affiliates
FY2016
FY2017

ASSETS UNDER MANAGEMENT
(Including Assets Under Advisement)
$670 Billion
$728 Billion
9% increase, related to acquisitions and positive market performance, despite net client outflows
FY2016
FY2017

NET LONG-TERM ASSET FLOWS
Clients' reallocation of assets to passive strategies continues to negatively impact flows
$(11.2) Billion
$(1.6) Billion
FY2016
FY2017

LEGG MASON GLOBAL DISTRIBUTION GROSS SALES
$70.4 Billion
$81.9 Billion
16% increase reflects continued demand for differentiated active strategies, across multiple vehicles
FY2016
FY2017

% OF AUM BEATING BENCHMARK
79%
71%
80%
88%
Values reflect the percentage of Legg Mason strategy AUM which have outperformed their target benchmarks over the relevant time period, as of March 31, 2017
1-year
3-year
5-year
10-year

Past performance is no guarantee of future results. The information shown above does not reflect the performance of any specific fund. Individual fund performance will differ.

1	Please also see management’s discussion and analysis of financial condition and results of operations in our Annual Report on Form 10-K for the fiscal year ended March 31, 2017.

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Relationship between Company Performance and Executive Compensation

Our performance assessment framework and executive compensation program are designed to link pay and performance.

Executive Compensation Program Design

The only fixed component of compensation is base salary, which ranges from 6-19% of total direct compensation for our named executive officers.

Annual performance drives the payment of annual incentive compensation, which is divided into a current cash payment, an award of stock options and restricted stock units that vest over a four year period, and an award of performance share units that vest at the end of a three year period. Long-term performance as reflected in relative total stockholder return drives the ultimate payout of the performance share units.

Performance Assessment

The Compensation Committee of our Board of Directors (the “Committee”) uses a comprehensive process to continually assess performance, which includes frequent dialogue with management about financial performance relative to our goals and relative to the performance of competitors, and assessments of corporate and individual executive accomplishments.

The Committee, in consultation with its independent compensation consultant, considers our pay-for-performance alignment when making executive compensation decisions. This consideration includes reviewing the relationship of Legg Mason performance and executive pay levels as compared to that of competitors.

Engagement and Responsiveness to Stockholders

As described earlier in this proxy statement, Legg Mason regularly engages with key stockholders on governance and executive compensation issues. These conversations are in addition to investor conferences and outreach managed by our Investor Relations team and our engagement with stockholders after we file our proxy statements. During the last fiscal year, we reached out to 16 investors holding over 46% of our shares outstanding as measured at September 30, 2016 (not including approximately 10% of shares outstanding held by our largest investor, Shanda Group). Ten of those investors, holding over 33% of our shares outstanding, responded to our outreach. We spoke with 7 investors who held over 18% of our shares outstanding. The other 3 investors let us know that they did not feel a conversation was necessary at the time.

Over the years, our discussions with investors affirmed the support we have historically received on our stockholders’ advisory vote on named executive officer compensation, and none of our investors have advocated that we make significant changes to our compensation program. Nevertheless, based on feedback from stockholders, we continue to identify additional opportunities to strengthen our disclosure and further highlight our pay-for-performance framework.

In response to our stockholders’ suggestions, we have:

•	emphasized the linkage between our compensation program and the corporate strategy adopted by the Board

•	provided more disclosure about the way the Compensation Committee makes decisions and thinks about metrics

•	offered greater insight into the way the Compensation Committee appropriately exercises discretion

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Executive Compensation Practices

Below we highlight certain executive compensation practices we employ to align executive compensation with stockholder interests. Also listed below are certain compensation practices we do not employ because we do not believe they would serve our stockholders’ long-term interests.

What We Do
Pay for Performance. We tie annual pay to objective absolute and relative performance metrics with a focus on top line growth, bottom line growth and long term value, including our fiscal year 2017 global distribution unit gross sales, net long-term AUM flows, net revenues (total gross revenues less distribution expenses), earnings per share, adjusted income, global distribution unit earnings contribution, relative organic growth rate, relative net income growth and relative one year total stockholder return. We tie performance share unit vesting and payout to relative total stockholder return over a three year period. A significant portion of our executives’ potential compensation, ranging from 81-94% depending on the named executive officer, is not guaranteed but is tied to financial and stockholder performance. The Committee and its independent compensation consultant evaluate the alignment of pay and performance relative to our peer group, prior to the Committee making executive compensation determinations.
Total Stockholder Return Metric. Linking executive compensation to stockholder performance is important, so relative total stockholder return is considered in determining annual incentive awards and performance share unit vesting and payouts. Further, stock options and restricted stock units are annually awarded based on performance prior to the award, and the realized value of those awards to the executives is ultimately based on share price performance during the vesting period after the award is made.
Executive Stock Ownership Guidelines. Executives are expected to own shares in Legg Mason common stock with a value equal to at least two to eight times base salary, depending on position.
Equity Award Retention Policy. Executives are required to retain 50% of the net after-tax shares received from all equity awards until they have reached the ownership levels set out in the stock ownership guidelines.
Vesting Period on Equity Awards. Restricted stock units and stock option awards granted under the annual incentive plan have four year ratable vesting periods.
Clawback Policy. We can recover incentive compensation awarded to a named executive officer where the officer’s fraud or willful misconduct led to a material restatement of financial results or if the executive is terminated for cause.
Review Tally Sheets. We review tally sheets which provide a comprehensive view of an executive’s historical compensation and equity holdings for each of our executive officers prior to making annual executive compensation decisions.
Stockholder Engagement. We engage with our top stockholders outside of proxy season to gain insights about their views on helpful disclosures and executive compensation generally, and our practices and outcomes specifically, and to share information that we think might be of interest to stockholders about our compensation and governance practices and policies.
Prohibit Hedging or Pledging. We prohibit our executive officers or directors and their related accounts from engaging in pledging or transactions that have the effect of hedging the market value of Legg Mason securities, without Board approval.

What We Don’t Do
No Severance Agreements. We do not provide our named executive officers with employment agreements that provide severance payments, medical or insurance benefits or any other perquisites in the event the executive is terminated or resigns. Severance decisions are made when an executive’s employment ends.
No Repricings. Our stock incentive plans and NYSE Listing Standards prohibit us from repricing options without stockholder approval.
No Income Tax Gross-ups. We do not provide income tax gross-ups for personal benefits other than relocation and other broad-based benefits.
No Excise Tax Gross-ups. We do not provide excise tax gross-ups for change in control benefits.
No Established Program of Executive Perquisites. We have no established program of perquisites to provide personal benefits to our executive officers.

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Executive Compensation Program Objectives

Overall

Our named executive officer compensation programs are designed to attract, incent, retain and reward the management talent that we need to maintain and strengthen our position in the asset management business and to achieve our business objectives.

Variable Pay

A significant portion - 81-94% depending on the named executive officer - of the total direct compensation delivered to our named executive officers is variable, which directly ties their pay to their individual performance and to the performance of our company.

OUR COMPENSATION PRINCIPLES

Our compensation programs for named executive officers are guided by three basic principles:

Link compensation to performance. We believe that compensation levels should reflect performance-both the performance of Legg Mason and the performance of the recipient.

Align management’s interests with those of stockholders. We seek to implement programs that will encourage named executive officers to remain with us and to increase long-term stockholder value by providing competitive compensation and granting long-term equity incentive awards each year.

Maintain competitive compensation levels. We strive to offer programs and levels of compensation that are competitive with those offered by comparable companies in our industry in order to attract, retain and reward our named executive officers, but always framed in the context of performance.

Pay For Performance

Linking compensation to performance is a fundamental value underlying our named executive officer compensation practices. The annual incentives (including the value of annual equity awards) paid to each of our named executive officers vary with performance, including our annual financial results. In addition, a portion of those equity awards is paid in the form of performance share units. The performance share units vest, and the number of shares payable at vesting is determined, based on Legg Mason’s relative total stockholder return over the three year period after the awards are made.

The total fiscal year 2017 compensation paid to our Chief Executive Officer reflects our financial results and our significant progress on strategic operating priorities during the fiscal year, as well as the comparison to the compensation amounts paid by and financial results of peer companies in the asset management industry. The fiscal year 2017 compensation paid to our CEO was flat as compared to fiscal year 2016 compensation, although his fiscal year 2016 compensation had been reduced by 20% from his fiscal year 2015 compensation. The fiscal year 2017 total compensation (salary plus incentive award) paid to our CEO ranked below the median when compared to the total compensation paid to chief executive officers at the asset management competitors in the group of nine other public company peers the Committee uses for CEO compensation comparisons.

The Committee, in consultation with its independent compensation consultant, Semler Brossy Consulting Group, LLC, considers the relationship and alignment between executive compensation for our named executive officers and our corporate performance in reaching executive compensation decisions. This assessment involves consideration of the alignment of Legg Mason’s proposed executive compensation with its corporate performance as compared to that of competitor asset management companies. In addition, Semler Brossy conducts pay for performance analyses, at the request of the Committee, that are used as one input for executive compensation decisions.

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Determining Executive Compensation

The Compensation Committee’s Timeline

The Compensation Committee has a well-defined annual process, which includes a review every quarter of corporate and peers’ performance.

Each year under the Legg Mason, Inc. Executive Incentive Compensation Plan, the Committee establishes a fiscal year plan bonus pool for Legg Mason executive officers that equals 10% of Legg Mason’s adjusted operating income for that fiscal year. “Adjusted operating income” equals Legg Mason’s operating income as calculated under generally accepted accounting principles, excluding:

•	expenses for bonuses paid under the plan,

•	compensation expense resulting from gains or losses on seed capital or deferred compensation (which are fully offset in non-operating income),

•	impairment charges on intangible assets including goodwill,

•	operating income and expenses of consolidated investment vehicles (which are not actually attributable to Legg Mason and are fully offset in non-operating income),

•	compensation expenses for issuing minority equity interests in investment affiliates to their management teams, and

•	accounting adjustments and extraordinary or other one-time charges.

Early in the fiscal year the Committee establishes maximum percentages of the bonus pool under the plan that may be allocated to each executive. Once the plan bonus pool maximums have been established, the Committee uses a compensation program to determine actual named executive officer compensation amounts. Under that program, a target bonus pool and participants in the pool are established early in the fiscal year, along with performance metrics and the qualitative strategic factors that the Committee will use in connection with making compensation decisions at the end of the year. In establishing the target bonus pool, the Committee typically starts with peer median pay for each executive position, and then adjusts that aggregate amount based on other factors such as prior year compensation and Semler Brossy’s expectations for industry compensation changes. As is customary in the asset management industry, the Committee does not assign a weighting or scoring value to any performance metric or qualitative factor, and instead exercises its judgment in considering the metrics and factors to allow flexibility to consider market factors and other specific facts and circumstances that arise during the course of the fiscal year.

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Factors in The Compensation Committee’s Decision Making Process

The Compensation Committee’s decision making process involves a rigorous assessment of the factors described below, which are not weighted formulaically but rather are considered together to result in fully informed decisions about our executives’ compensation.

In the asset management industry, executive pay typically is not determined on the basis of formulas and weighted metrics, because the business is highly dependent on the performance of markets, over which our management team has no control. The dynamics of markets and other external factors that impact our business during the course of the year make initial weightings less relevant to what management should focus on during the year to deliver maximum stockholder value. Further, our business is based on investment performance. That performance must be viewed over a long period of time. Even though we do not use formulas or assign specific weights to metrics, the Compensation Committee uses a rigorous performance assessment framework to set the overall bonus pool and determine individual bonuses. The Committee uses a performance assessment framework along with comparison to median peer group pay as the basis for pay decisions for Legg Mason executives. The Committee uses market data and performance metrics to establish pools for incentive awards, and applies its judgment to make compensation decisions for the named executive officers after conducting an in-depth review of performance, evaluating peer group pay and prior years’ actual total direct compensation and assessing qualitative factors relating to strategic operating priorities, rather than relying solely on formulaic results to calculate annual incentive award payouts. The Committee evaluates the CEO’s recommendations for other executive officers’ pay, taking into account peer group data and the CEO’s views on actual performance against the company’s plan as well as his views on individual performance. The Committee believes this process is an effective way to assess the quality of the performance and leadership demonstrated by the CEO and the senior management team.

The Compensation Committee reviews a performance assessment scorecard detailing actual results versus plan for both absolute and relative metrics that are linked to our strategy. The set of metrics includes metrics that reflect the actions of our management team and employees, such as net revenues, but also metrics that are heavily influenced by factors outside the management team’s control but are heavily correlated to the returns experienced by our stockholders, such as one-year total stockholder return. The Committee also defines strategic goals, linked to our operating priorities, at the beginning of the year, and thoroughly assesses accomplishments against those goals when making end of year compensation decisions. The Committee believes that evaluating performance against a combination of metrics and strategic goals most effectively drives the behavior for the long term results that we want our executive team to strive for and produce, as well as tightly links pay outcomes to performance.

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Elements of Compensation

We use a combination of components of compensation, measures and time horizons to foster and reward both short- and long-term performance.

The following chart summarizes the relevant performance measures and time frames used for our variable pay elements.

Component and
Incentive Time Horizon	Role	How It’s Set/Links to Performance
BASE SALARY CEO: 6% of pay	• To provide a stable, reliable monthly income

• Reviewed periodically in light of performance factors, market practices and advice of the Committee’s independent consultant

• Set at levels that should comprise a low percentage of total compensation

Annual Incentive Compensation	CEO’s incentive award was paid 60% in equity and 40% in cash, whereas incentive awards for other named executive officers were paid 50% in equity and 50% in cash.
CASH CEO: 37% of pay Short term-annual

• To reward the achievement of annual financial and other performance goals and individual performance

• Links compensation to performance since award amounts are determined after fiscal year end based on actual results

• Variable and primarily based on our corporate performance and the responsibilities, individual performance and contributions of the recipient for the fiscal year

• Key metrics for fiscal year 2017 include: global distribution unit gross sales, net long-term AUM flows, net revenues (total gross revenues less distribution expenses), earnings per share, global distribution unit earnings contribution, net new long-term advisory fee revenue, Bank EBITDA, operating margin, as adjusted, relative organic growth rate, relative net income growth, and relative one year total stockholder return*

• Links compensation to performance since award amounts are determined after fiscal year end based on actual results

STOCK OPTIONS AND RESTRICTED STOCK UNITS CEO: 38% of pay Long-term with 4-year vesting over the medium term.	• To increase alignment with stockholders by providing significant stock ownership • Retains executive officers through multi-year vesting

• Variable and primarily based on our corporate performance, measured by key metrics identified above, and the responsibilities, individual performance and contributions of the recipient during the fiscal year

• Aligns executive interests with those of stockholders as potential value of awards increases or decreases with stock price

• Paid in stock options and restricted stock units

• Awards typically vest over four year period

PERFORMANCE SHARE UNITS CEO: 19% of pay Medium term-3 years	• To reward achievement of longer-term financial goals • To retain executives through three year vesting period • To align with the stockholder experience

• Payout range is 0-150% of target number of shares

• Payout based on performance metric (relative total stockholder return)

• Realized value attributable to three year performance achievement

• Performance above peer group median is required for target payout

• Payout is limited to 100% if total stockholder return for the period is negative, even if Legg Mason’s rank in the group would otherwise result in payouts above 100%

Other Compensation	• To allow executive officers to participate in other employee benefit plans • To provide opportunity for deferring income taxes on a portion of annual income

• U.S.-based named executive officers may participate in all other Legg Mason compensation and benefit programs on the same terms as other employees, such as health and welfare benefit plans, Profit Sharing and 401(k) Plan and Employee Stock Purchase Plan

• U.S.-based named executive officers may elect to participate in non-qualified deferred compensation plans available to select employees based on responsibilities and compensation levels

*	Bank EBITDA and operating margin, as adjusted, are non-GAAP financial measures. Please see Annex A for a reconciliation of each of these measures to the respective most nearly comparable GAAP measure.

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The graphs below reflect the actual mix of compensation for fiscal year 2017.

Assessing Competitive Practice

Semler Brossy assists the Committee by reviewing comparative market data on compensation practices and programs based on an analysis of competitors. Because our March 31 fiscal year-end date is later than that of many competitors, we are able to review up-to-date information about market practices and compensation awards for the previously completed calendar year. The Committee and Semler Brossy use a group of nine relevant competitors to compare our compensation programs and practices with those of our competitors and the compensation levels of our named executive officers to the compensation levels of comparable officers of companies in the group. For our CEO and CFO, the Committee and Semler Brossy use a group of nine public company peers as the primary comparisons. The companies in the group are:

Affiliated Managers Group	Franklin Templeton Investments
AllianceBernstein	Invesco
BlackRock	Janus Capital Group
Eaton Vance	T. Rowe Price Associates
Federated Investors

Management also retains McLagan Partners, a compensation specialist affiliate of Aon Hewitt that focuses on the financial services industry, to provide compensation information about other asset management competitors including competitors that are not publicly traded, or are subsidiaries of larger institutions, that generally do not make compensation information about their executive officers publicly available. The Committee uses the analysis from McLagan as an added check on the reasonableness of the proposed compensation for the CEO and to compare proposed executive compensation levels for the named executive officers other than the CEO and CFO with the compensation paid by a group of competitors. Peer compensation levels and performance are also reviewed when both establishing the target incentive pool and allocating incentive awards to individuals. The Committee reviews a group of competitors which includes companies that are not publicly traded because insufficient data is available from public company peers for our named executive officer positions other than the CEO and CFO. The additional competitor firms in the McLagan analysis are:

Allianz Global Investors	MFS Investment Management
Deutsche Asset Management	Morgan Stanley Inv. Management
Fidelity Investments	Natixis Global Asset Management
Goldman Sachs Asset Management	Old Mutual Asset Management*
JPMorgan Asset Management	PIMCO
* All companies listed above are privately held except for Old Mutual Asset Management.

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Fiscal Year 2017 Compensation Decisions

Determination of Fiscal Year 2017 Base Salaries

For fiscal year 2017, the Committee did not change the base salaries of any of the named executive officers.

Determination of Fiscal Year 2017 Bonus Pool

For fiscal year 2017, the Committee designated Legg Mason’s six executive officers as participants in the bonus pool. Beginning in the last quarter of fiscal year 2016, the Committee undertook a substantive review of the performance metrics and strategic qualitative factors to be used in connection with making compensation decisions for fiscal year 2017. Over the course of several meetings, the Committee considered whether the existing metrics adequately linked to corporate strategy and drove appropriate incentives and whether any other metrics would be appropriate to add. The Committee determined that measures should be added only if they provide new information and can be influenced by Legg Mason’s executive officers. They also considered the perspective of stockholders in assessing company performance. For fiscal year 2017 the Committee eliminated Adjusted Income (a measure Legg Mason had ceased to publicly disclose or use), and added three new metrics: net new long-term advisory fee revenue, Bank EBITDA and operating margin, as adjusted. The Committee focused on net new long-term advisory fee revenue because it links the degree to which revenues are derived from flows, reflecting actual growth and traction in the market. The Committee chose Bank EBITDA because of the importance of liquidity measures to some stockholders. Bank EBITDA is an important liquidity measure that adds back certain cash items. Operating margin, as adjusted, was chosen because it reflects the degree of revenue growth and expense management and is a measure of core business activities that Legg Mason regularly provides to the investor community. For an asset management company like Legg Mason, the Committee believes the metrics below are the most meaningful drivers of behavior that creates stockholder value.

STOCKHOLDER ADVISORY VOTE AND ENGAGEMENT FEEDBACK SUPPORT COMPENSATION DECISIONS

The Committee made its fiscal year 2017 compensation decisions mindful of the results of the advisory vote of Legg Mason stockholders at the 2016 Annual Meeting of Stockholders, indicating approval of named executive officer compensation, and of the support generally expressed by our stockholders for our compensation practices in stockholder outreach conversations over the last several fiscal years.

•	net long-term AUM flows
•	net revenues (total gross revenues less distribution expenses)
•	global distribution unit gross sales
•	earnings per share
•	net new long-term advisory fee revenue(1)
•	Bank EBITDA(2)
•	operating margin, as adjusted(3)
•	global distribution unit earnings contribution(4)
•	relative organic growth rate(5)
•	relative net income growth
•	relative one year total stockholder return(6)

LINKING METRICS TO STRATEGY AND OPERATING PRIORITIES

The Compensation Committee’s performance metrics for fiscal year 2017 align with strategic goals and drive management focus in the following areas:

•	Financial results targeted in our multi-year plan
•	Strategic initiatives to diversify our business and expand investor choice
•	Legg Mason performance relative to peers

(1)	We define “net new long-term advisory fee revenue” as annual advisory revenue earned on net flows (calculated by multiplying the amount of inflows and outflows by the applicable fee rate), and does not include the impact of markets.
(2)	We define “Bank EBITDA” as cash provided by (used in) operating activities plus (minus) interest expense, net of accretion and amortization of debt discounts and premiums, current income tax expense (benefit), the net change in assets and liabilities, net (income) loss attributable to noncontrolling interests, net gains (losses) on consolidated investment vehicles, net gains and earnings on investments, and other, which is principally comprised of acquisition and transition-related costs. The net change in assets and liabilities adjustment aligns with the GAAP basis Consolidated Statements of Cash Flows. Bank EBITDA is a non-GAAP liquidity measure. This definition results in a metric that is the same amount as EBITDA used in covenants in our revolving credit facility agreement, except for certain acquisition-related adjustments that are required for the covenants but are excluded from Bank EBITDA used by the Compensation Committee. Please refer to Annex A for a reconciliation of Bank EBITDA to cash provided by operating activities.
(3)	Operating margin, as adjusted refers to dividing (i) operating income, adjusted to exclude the impact on compensation expense of gains or losses on investments made to fund deferred compensation plans, the impact on compensation expense of gains or losses on seed capital investments by our affiliates under revenue sharing arrangements, amortization related to intangible assets, income (loss) of CIVs, the impact of fair value adjustments of contingent consideration liabilities, if any, and impairment charges by (ii) our operating revenues, adjusted to add back net investment advisory fees eliminated upon consolidation of investment vehicles, less distribution and servicing expenses which we use as an approximate measure of revenues that are passed through to third parties, and less performance fees that are passed through as compensation expense or net income (loss) attributable to noncontrolling interest. Operating margin, as adjusted is a non-GAAP liquidity measure. Please refer to Annex A for a reconciliation of operating margin, as adjusted to operating revenues.
(4)	Global distribution unit earnings contribution refers to the profits attributed to Legg Mason’s centralized global distribution operations, which is calculated by adding net distribution revenues received and retained by the global distribution operations to the profits received by Legg Mason from the advisory fees received by its investment management affiliates for managing assets sourced by the global distribution operations and subtracting the costs of the global distribution operations other than closed-end fund launch costs.
(5)	Relative organic growth rate is defined as trailing twelve month long-term asset net flows divided by beginning assets under management.
(6)	For relative total stockholder return, the stock price changes plus dividends paid on Legg Mason common stock over the fiscal year are compared to data for a group that includes nine other asset management companies consisting of Franklin Resources, Inc., Eaton Vance Corp, T. Rowe Price Group, Inc., Janus Capital Group, Inc., AllianceBernstein Holding LP, BlackRock, Inc., Affiliated Managers Group, Inc., Invesco Ltd. and Federated Investors Inc.

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The Committee identified the qualitative factors related to Legg Mason’s strategic operating priorities for fiscal year 2017. These qualitative factors further support Legg Mason’s strategy of providing global investors with a diversified set of choices of investment strategies, products, vehicles and distribution channels while operating with a high level of effectiveness and efficiency:

LEGG MASON’S STRATEGIC OPERATING PRIORITIES & FY2017 SPECIFIC GOALS

Category	Strategic Operating Priorities	FY2017 Qualitative Factors
Products

Create an innovative portfolio of investment products and promote revenue growth by developing new products and leveraging the capabilities of our affiliates

Identify and execute strategic acquisitions to increase product offerings, strengthen our affiliates, and fill gaps in products and services

Continue to commercialize recently acquired investment capabilities and focus on product innovation
Performance	Deliver compelling and consistent performance against both relevant benchmarks and the products and services of our competitors	Enhance investment affiliate oversight model, with a focus on affiliate growth plans, succession planning and establishing the oversight model for non-revenue share affiliates
Distribution	Continue to maintain and enhance our top tier distribution function with the capability to offer solutions to relevant investment challenges and grow market share worldwide	Continue to enhance client engagement (solutions-based selling) across global distribution unit (LMGD) and collaborate with investment affiliates to enhance distribution into current and new channels
Productivity	Operate with a high level of effectiveness and improve ongoing efficiency Manage expenses	Implement next phase of long-term technology strategy, including implementation of a data management program, and build out a diversity framework for employee recruitment, retention and development

In April 2017, the Committee established the final bonus pool for fiscal year 2017. In establishing the final bonus pool, the Committee considered each of the following performance metrics. While the incentive awards are not determined on the basis of formulas and weighted metrics, the Committee takes a thorough approach to evaluating performance against these metrics, which are determined based on a rigorous plan process. The Committee has selected a group of metrics, both absolute and relative, that together are linked to our strategy and most effectively measure the performance of the management team and company. In addition, the set of metrics includes measures that reflect the actions of our management team and employees, but also metrics that are influenced by factors outside the management team’s control but are heavily correlated to the returns experienced by our stockholders.

Change from FY2016
Metric*	FY2017 Target	FY2017 Actual	FY2016 Actual	Actual to FY2017 Target
Net long-term AUM flows	$18.2 billion	$(1.6) billion	$(11.2) billion	$29.4 billion
Net revenues	$2,381 million	$2,388 million	$2,115 million	$266 million
Global distribution unit gross sales	$72 billion	$81.9 billion	$70 billion	$2 billion
Global distribution unit earnings contribution	$203 million	$249 million	$253 million	$(50) million
Earnings per share	$2.19	$2.18	$(0.25)	$2.44
Net new long-term advisory fee revenue	$34 million	$(39) million	$(143) million	$177 million
Bank EBITDA	$673 million	$609 million	$632 million	$41 million
Operating margin, as adjusted	22.8%	19.4%	18.6%	0.8%

*	Bank EBITDA and operating margin, as adjusted are non-GAAP financial measures. Please see Annex A for a reconciliation of each of these measures to the respective most nearly comparable GAAP measure.

The Committee considered the following relative performance metrics, among Legg Mason and the group of nine other publicly traded asset management companies that the Committee uses to assess compensation programs and amounts:

•	Legg Mason’s organic growth rate for the trailing twelve months ended December 2016 (the most current year for which peer data was available at the time the Committee met in April 2017) was negative 3.3%, compared to the peer median of 1.2% for that period. Legg Mason’s organic growth rate for fiscal year 2017 was negative 0.4%, however.
•	Legg Mason’s net income growth of 2.7% ranked third for the trailing twelve months ended December 2016, but was negative for that period excluding significant non-recurring items.
•	Legg Mason’s total stockholder return for the fiscal year of 6.9% ranked fourth for the fiscal year ended March 2017.

In considering net long-term AUM flows, the Committee noted that Legg Mason’s net outflows of long-term assets reflected significant macro headwinds including investors’ continued reallocations of assets in favor of low fee passive products across the asset management industry. The Committee also noted the strong global distribution unit gross sales in fiscal year 2017. The Committee took into consideration that earnings per share was impacted by charges related to various strategic transactions, as well as impairment charges related to two investment affiliates and tax items, partially offset by earn out adjustments and dispositions.

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The Committee also evaluated the following strategic qualitative factors:

Products	Commercialized eight products in the U.S. across six investment affiliates; expanded the ETF product suite; and negotiated an agreement with a large asset management firm for their use of Precidian Investment LLC’s Active Shares, subject to approval by the Securities and Exchange Commission
Performance	Developed oversight process for non-revenue share investment affiliates; focused investment affiliate board agendas on growth plans; progressed succession plans at investment affiliates; and launched investment affiliate CEO summit to enhance collaboration with investment affiliates
Distribution	Enhanced use of sales analytics to drive client engagement and productivity; partnered with investment affiliates to drive growth in retail distribution; and formalized arrangements to provide institutional coverage for affiliates in strategic markets
Productivity	Finalized vendor selection and implementation plans for cloud utilization and enhanced enterprise data management; developed diversity metrics and implemented tracking; established Executive Diversity Council of 14 global leaders; and implemented new diversity requirements for recruiting

The Committee considered the information which showed Legg Mason’s fiscal year 2017 overall financial performance as below plan, and also considered the significant accomplishments that management achieved during the fiscal year in executing on Legg Mason’s strategic priorities. The Committee viewed fiscal year 2017 as a year of strategic progress, evidenced by management’s accomplishments under the strategic qualitative factors, juxtaposed against modest year over year improvement in financial results, yet disappointing results relative to plan, evidenced by outcomes under the performance metrics. The Committee compared Legg Mason executive compensation for fiscal year 2016 to current median compensation data. The Committee then reviewed how flat compensation would compare to peer median compensation, including noting certain executive positions where it was difficult to find executives with comparable responsibilities, and the fact that compensation decreased in fiscal year 2016 for most named executive officers (including by 20% for our CEO). While the Committee was pleased with management’s work and achievements on strategic priorities, Legg Mason’s financial performance in fiscal year 2017, together with comparisons to peer group median compensation and the decrease in compensation for fiscal year 2016, drove the Committee’s conclusion to hold executive compensation at fiscal year 2016 levels for fiscal year 2017 for our CEO and all but one of the other named executive officers. Consistent with the explanation of the Committee’s process as depicted in this Compensation Discussion and Analysis, the Committee used its business judgment, based on these facts and conclusions, to establish executive compensation awards. The Committee concluded that the award decisions were supported by Legg Mason’s financial performance and resulted in appropriate compensation of Legg Mason’s executive officers relative to compensation paid by peers. The final bonus pool established under the executive compensation program was approximately 62% lower than the formulaic plan bonus pool established under the Executive Incentive Compensation Plan and was reduced nearly 31% from the target bonus pool amount.

Determination of Fiscal Year 2017 Total Direct Compensation

The following table shows the named executive officer base salary and incentive compensation for fiscal year 2017 that was awarded or approved by the Committee. The Committee establishes and awards incentive compensation for a fiscal year after the year is complete in order to reflect the full year’s performance in the award decisions. Thus, this table differs from the Summary Compensation Table primarily because it reflects for fiscal year 2017 the value of equity awards that were awarded in May 2017 and are part of fiscal year 2017 incentive compensation, while the Summary Compensation Table includes in fiscal year 2017 the value of equity awards made in May 2016 that are part of fiscal year 2016 incentive compensation.

		Cash	Restricted		Performance	Total
		Incentive	Stock	Stock Option	Share Unit	Incentive	Total
Name	Base Salary	Payment	Unit Award	Award	Award(1)	Award(2)	Compensation
Joseph A. Sullivan	$500,000	$3,320,000	$1,660,000	$1,660,000	$1,660,000	$8,300,000	$8,800,000
Peter H. Nachtwey	350,000	1,429,000	477,000	476,000	476,000	2,858,000	3,208,000
Thomas K. Hoops	350,000	1,170,000	390,000	390,000	390,000	2,340,000	2,690,000
Terence Johnson(3)	294,075	1,667,972	555,560	555,560	555,560	3,334,652	3,628,727
Thomas C. Merchant	350,000	750,000	250,000	250,000	250,000	1,500,000	1,850,000

(1)	The number of shares to be distributed to Messrs. Sullivan, Nachtwey, Hoops, Johnson and Merchant are 13,208, 3,787, 3,103, 4,420 and 1,989, respectively, at threshold, 52,833, 15,150, 12,412, 17,678 and 7,957, respectively, at target and 79,249, 22,724, 18,619, 26,517 and 11,935, respectively, if the maximum amount is earned. No assurance can be given of the number of shares, if any, that will be earned and distributed at the end of the performance period for the performance share units. See “Compensation Discussion & Analysis—Performance Share Unit Awards.”
(2)	Total incentive award is the sum of cash incentive payment, restricted stock unit award, stock option award and performance share unit award.
(3)	Mr. Johnson’s salary of U.S. $350,000, as determined based on the GBP exchange rate in effect on the day he became an executive officer in 2013, is paid in GBP. Using an average conversion rate of 1.307 for fiscal year 2017, Mr. Johnson received U.S. $294,075 in base salary. Mr. Johnson’s cash incentive award was granted in GBP and for reporting purposes was converted to U.S. dollars at the conversion rate of 1.292 on May 15, 2017, which was the date of grant. Conversion rate data is obtained from xe.com.

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Determination of Fiscal Year 2017 Incentive Awards for Executives

In April 2017, the Committee allocated a portion of the final bonus pool under the executive compensation program to each of the named executive officers as incentive compensation. For fiscal year 2017, all equity awards are split equally among restricted stock units, stock options and performance share units. In approving these incentive awards (and determining the split between cash and equity for each officer) the Committee led the full Board in its review of Mr. Sullivan in his performance as CEO, giving consideration to his responsibilities, contributions and achievements during the fiscal year as well as market practices. In addition, with Mr. Sullivan present, the Committee considered the following with respect to the other named executive officers:

•	Their individual responsibilities and achievements during the fiscal year,
•	Market practices,
•	Mr. Sullivan’s views as to the individual performance and contributions by the named executive officer during the fiscal year, and
•	Mr. Sullivan’s views of the initiative, business judgment and management skills of the named executive officer.

The Committee approved incentive awards are summarized in the table below:

			% Paid in	% Paid in	% Paid in
	Total Incentive	% Paid in	Restricted	Stock	Performance
Name	Award	Cash	Stock Units	Options	Share Units
Joseph A. Sullivan	$8,300,000	40%	20%	20%	20%
Peter H. Nachtwey	2,858,000	50%	17%	17%	17%
Thomas K. Hoops	2,340,000	50%	17%	17%	17%
Terence Johnson	3,334,652	50%	17%	17%	17%
Thomas C. Merchant	1,500,000	50%	17%	17%	17%

Approach to Long-Term Incentive Awards

The portion of the incentive award allocated to long-term equity awards is delivered via a mix of Restricted Stock Units, Stock Options, and Performance Share Units. This mix of awards provides recipients with a combination of incentive opportunities, all of which align our executives with stockholders, and each vehicle has its own risk-reward profile and provides a unique benefit. The Committee believes that this mix will serve our stockholders going forward. When delivering equity in each of its forms, the Committee considers the following characteristics of each vehicle:

•	Restricted Stock Units - value increases/decreases with ordinary share price performance, and provides a strong retention incentive
•	Stock Options - provide value only if Legg Mason’s ordinary share price rises from the grant date
•	Performance Share Units - provide value based on Legg Mason’s relative TSR performance, strongly linking the ultimate number of shares that vest with long-term value creation. In addition, as described further below, the payout is limited to 100% of target if TSR for the period is negative, further tightening the alignment with stockholders.

Performance Share Unit Awards

The Committee believes that it is important to structure a portion of executive compensation based on performance over periods that are longer than one year. In accordance with this view, in May 2017, the Committee awarded performance share units to each named executive officer as part of the fiscal year 2017 incentive award. The performance share units vest, and the number of shares payable at vesting is determined, based on Legg Mason’s relative total stockholder return over the three year period beginning on the first day of the fiscal year in which the awards are made. Thus, the target amount of the performance share unit awards was determined based on annual performance over fiscal year 2017, but the ultimate vesting and payout amounts of the units will be determined based on relative total stockholder returns over a subsequent three year period. The terms of the performance share unit awards are summarized below.

The performance share unit award for each named executive officer was converted into a target number of shares by dividing the dollar value of the award by the per share value of each performance share unit, determined based on the award cost reported for accounting purposes (Monte Carlo valuation), on May 15, 2017. Performance share units awarded for fiscal year 2017 will be earned and vested at the end of a three year period based on Legg Mason’s relative total stockholder return ranked against a group of 15 other firms.

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The peer group for the performance share unit program is different from the peer group reviewed by the Committee to compare Legg Mason’s compensation programs and practices with those of our competitors and the compensation levels of our named executive officers to the compensation levels of comparable officers of companies in the group. The Committee established a peer group for this program comprised only of publicly traded asset management companies in order to have relevant performance comparisons, and included a large enough number of firms to avoid having exaggerated payout outcomes that might result from movement within the ranking of too small of a group. The performance share unit program peer group includes Affiliated Managers Group, Inc., Alliance Bernstein Holding LP, Ameriprise Financial Inc., Bank of New York Mellon Corp, BlackRock Inc., Eaton Vance Corp, Federated Investors Inc., Franklin Resources, Inc., GAMCO Investors Inc., Invesco Ltd., Janus Capital Group, Inc., Northern Trust Corp, State Street Corp, T. Rowe Price Group, Inc. and Waddell & Reed Financial Inc. The number of peers decreased by one in fiscal year 2017 as the result of a merger. Pursuant to the terms of the agreements for awards in prior fiscal years, the scale of percentage earned was automatically recalibrated to reflect the reduction in size of the peer group, as will occur with fiscal year 2017 awards if any company in the peer group ceases public trading.

The schedule of the potential payouts, ranging from 0 – 150%, appears below. Payouts above 100% are earned above median, (for a ranking of 1-7 out of 16 companies). No payout is earned below a 25th percentile ranking, and the maximum payout requires positive absolute return and a first-place ranking among the group. The payout is limited to 100% if total stockholder return for the period is negative, even if Legg Mason’s rank in the group is between first and seventh.

Rank Against Peers	Percent Earned
1	150%
2	142
3	135
4	127
5	119
6	112
7	104
8	92
9	75
10	58
11	42
12	25
13	0
14	0
15	0
16	0

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Determination of Individual Named Executive Officers’ Total Direct Compensation for Fiscal Year 2017

JOSEPH A. SULLIVAN, Chief Executive Officer

Mr. Sullivan’s total direct compensation for fiscal year 2017 included (i) a $8,300,000 incentive award ($1,660,000 of which was paid in the form of performance share units, described above, that vest based on three year relative total stockholder return) and (ii) a $500,000 salary. Mr. Sullivan’s fiscal year 2017 incentive award constitutes 16% of the total pool under the Executive Incentive Compensation Plan, which is below the 35% maximum allocated to him. Sixty percent of Mr. Sullivan’s incentive compensation is in the form of equity, compared to 50% for our other named executive officers, emphasizing the Chief Executive Officer’s greater accountability for longer term results. Mr. Sullivan’s fiscal year 2017 compensation (salary plus incentive award) is equal to his fiscal year 2016 compensation. The Committee determined that this result was appropriate in light of Legg Mason’s financial performance as discussed above and a comparison of Mr. Sullivan’s compensation to that of Chief Executive Officers of other competitor firms, as well as the 20% reduction in pay in fiscal year 2016, Mr. Sullivan’s excellent personal performance and leadership in significant strategic accomplishments during the fiscal year.

In addition to the actions highlighted below, Mr. Sullivan’s accomplishments during the year included:

•	leading the company’s innovation initiatives in a year of disruptive influences in the asset management industry,
•	overseeing numerous growth and other corporate initiatives during the year, and
•	maintaining the focus on cost controls and efficiency.

PLANTING SEEDS FOR A FUTURE HARVEST

In fiscal year 2017, our management team, with Mr. Sullivan’s leadership, accomplished the strategic goals established by the Board, placing Legg Mason in an excellent position for continued success. Those accomplishments included:

Clarion Partners	Completed the acquisition of a majority equity interest in Clarion Partners, a diversified real estate asset management firm based in New York	Acquisition fills gaps in our illiquid alternative product offerings

EnTrust Permal	Completed the business combination of the Permal Group, our existing hedge fund of funds platform, with EnTrust Capital, a leading alternative asset management firm headquartered in New York	Combination of EnTrust and Permal businesses creates a new global alternatives solutions firm and has resulted in signification reductions to pre-deal costs of both companies

Financial Guard	Completed an acquisition of a majority equity position in Financial Guard LLC, an online Registered Investment Advisor and innovative technology-enabled wealth management and investment advice platform	Intended to enhance our global distribution efforts; development of the Financial Guard platform after the acquisition, including signing its first financial intermediary client

Corporate Divestitures	Completed divestitures of LMM, LLC, Glouston Capital Partners and Legg Mason Poland	Consistent with our objective to divest non-strategic investment affiliates

Expanded Product Offerings	Commercialized, launched and repositioned multiple investment products, especially non-mutual fund products, across investment affiliates, investment strategies and markets	Introduced changes consistent with our strategy to expand global investors’ choices

Diversified Investment Vehicles	Enhanced offerings of ETFs, collective investment trusts and separately managed accounts	Diversified vehicles consistent with our strategy to expand global investors’ choices

Reallocated Corporate Costs	Reallocated corporate costs to investment in new products, technology and developing new markets	Invested to drive activities in pursuit of growth and efficiency

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PETER H. NACHTWEY, Chief Financial Officer

Mr. Nachtwey’s total direct compensation for fiscal year 2017 included (i) a $2,858,000 incentive award ($476,000 of which was paid in the form of performance share units, described above, that vest based on three year relative total stockholder return) and (ii) a $350,000 salary. Mr. Nachtwey’s incentive award constitutes 6% of the total pool under the Executive Incentive Compensation Plan, below the 15% maximum percentage allocated early in the fiscal year. Mr. Nachtwey’s fiscal year 2017 compensation (salary plus incentive award) is equal to his fiscal year 2016 compensation. The Committee determined that this result was appropriate in light of Legg Mason’s financial performance and a comparison of Mr. Nachtwey’s compensation to that of comparable executives at publicly traded competitor companies, as well as Mr. Nachtwey’s excellent personal performance during the fiscal year. Mr. Nachtwey’s personal performance in the fiscal year included the following achievements: led Board evaluation of capital planning and deployment resulting in robust planning and reporting processes; and drove significant cost savings and opportunities to restructure debt structure to achieve long term debt at favorable rates.

THOMAS K. HOOPS, Head of Business Development

Mr. Hoops’ total direct compensation for fiscal year 2017 included (i) a $2,340,000 incentive award ($390,000 of which was paid in the form of performance share units, as described above, that vest based on three year relative total stockholder return) and (ii) a $350,000 salary. Mr. Hoops’ incentive award constitutes 5% of the total pool under the Executive Incentive Compensation Plan, below the 17.5% maximum percentage allocated early in the fiscal year. Mr. Hoops’ fiscal year 2017 compensation (salary plus incentive award) is equal to his fiscal year 2016 compensation. The Committee determined that this result was appropriate in light of Legg Mason’s financial performance as well as Mr. Hoops’ excellent personal performance during the fiscal year. The Committee noted that Mr. Hoops’ role has no directly comparable position at peer companies. Mr. Hoops’ personal performance in fiscal year 2017 included the following achievements: led development of investment capabilities at three recently acquired investment affiliates; oversaw the launch of smart beta ETFs and built the plan for the launch of active ETFs; managed rationalization of Legg Mason’s overall suite of products with resulting investment in new product growth and technology; and led the acquisition of Financial Guard.

TERENCE JOHNSON, Head of Global Distribution

Mr. Johnson’s total direct compensation for fiscal year 2017 included (i) a $3,334,652 incentive award ($555,560 of which was paid in the form of performance share units, as described above, that vest based on three year relative total stockholder return) and (ii) a $294,075 salary. Mr. Johnson’s incentive award constitutes 6.5% of the total pool under the Executive Incentive Compensation Plan, below the 17.5% maximum percentage allocated early in the fiscal year. As described below, the Committee determined Mr. Johnson’s incentive award in GBP and granted him an incentive award for fiscal year 2017 equal to his fiscal year 2016 compensation (in GBP). The impact of currency conversion rates, however, resulted in a decrease of $419,470 in the amount reported in USD for total direct compensation in fiscal year 2017 compared to the amount reported in USD for total direct compensation in fiscal year 2016. The Committee determined that Mr. Johnson’s compensation was appropriate in light of Legg Mason’s financial performance and a comparison of Mr. Johnson’s compensation to that of comparable executives at competitor companies, as well as Mr. Johnson’s excellent personal performance during the fiscal year. Mr. Johnson’s personal performance in the fiscal year included the following achievements: led distribution teams to deliver growth measured by increased gross sales; improved channel diversity; implemented strategic plan to expand distribution coverage and improve sales force effectiveness; and led marketing innovation efforts.

Mr. Johnson’s salary is paid in GBP. Using an average conversion rate of 1.307 for fiscal year 2017, Mr. Johnson received U.S. $294,075 in base salary. Mr. Johnson’s cash incentive award was granted in GBP and converted to U.S. dollars for reporting purposes at the conversion rate of 1.292 on May 15, 2017, which was the date of grant. The impact of the GBP to USD conversion rates resulted in effectively reporting a higher amount of compensation than Mr. Johnson received in GBP.

Mr. Johnson’s base salary was set at $350,000 and converted to GBP on the date he became an executive officer in 2013. The converted amount of £225,000 is paid to Mr. Johnson in GBP. The amounts we report in our proxy statements in USD may fluctuate from time to time as a result of fluctuations in currency conversion rates, but the amount paid to Mr. Johnson in GBP does not change unless a new salary amount is approved by the Committee for Mr. Johnson.

THOMAS C. MERCHANT, General Counsel

Mr. Merchant’s total direct compensation for fiscal year 2017 included (i) a $1,500,000 incentive award ($250,000 of which was paid in the form of performance share units, as described above, that vest based on three year relative total stockholder return) and (ii) a $350,000 salary. Mr. Merchant’s incentive award constitutes 3% of the total pool under the Executive Incentive Compensation Plan, below the 7.5% maximum percentage allocated early in the fiscal year. Mr. Merchant’s fiscal year 2017 compensation (salary plus incentive award) represents a 9.4% increase from his fiscal year 2016 compensation, which had been below median. The Committee determined that this increase was appropriate in light of Legg Mason’s financial performance and a comparison of Mr. Merchant’s compensation to that of comparable executives at competitor companies, as well as Mr. Merchant’s excellent personal performance during the fiscal year. Mr. Merchant’s personal performance in fiscal year 2017 included the following achievements: led enhancement of investment affiliate oversight by focusing affiliate agendas on growth strategy and succession planning; and initiated change management planning for Legal and Compliance to support Legg Mason’s response to continued industry change; managed company response to rapid regulatory and political changes including Brexit.

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Compensation Governance, Process and Incentive Decisions

Role of Compensation Committee and Non-Employee Directors

The Committee is responsible for overseeing and implementing our named executive officer compensation programs. The Committee’s role includes:

•	Determining the corporate goals and objectives relevant to the compensation of our CEO, including incentive compensation, and evaluating the CEO’s performance relative to those goals,
•	Determining the compensation of our CEO, including incentive compensation,
•	Establishing and approving compensation plans for named executive officers based on the recommendations of the CEO and the Committee’s compensation consultant,
•	Annually reviewing and, where appropriate, adjusting the base salaries of our named executive officers,
•	Approving the incentive compensation of named executive officers and awards under our incentive plans and programs, and
•	Overseeing the risks arising from our executive officer compensation policies and practices.

Our independent directors must approve the Committee’s determinations in order to set CEO compensation.

In implementing its role in the compensation program, the Committee uses information from a number of sources. The information utilized by the Committee includes advice from its compensation consultant, data regarding the compensation practices of asset management competitors that is discussed in more detail above and tally sheets showing prior compensation awards to, and outstanding equity holdings of, named executive officers.

Role of Management

Our management, under the leadership of our CEO, plays an important role in establishing and maintaining our named executive officer compensation programs. Management’s role includes recommending plans and programs to the Committee, implementing the Committee’s decisions regarding the plans and programs and assisting and administering plans in support of the Committee. Our CEO also provides information on the individual performance of the other named executive officers and makes annual recommendations to the Committee on compensation levels for all other named executive officers. Our CEO also has delegated authority from the Committee to issue certain equity awards under the Legg Mason, Inc. 1996 Equity Incentive Plan, as amended, subject to terms and limitations established by the Committee, as permitted under that plan.

Role of Committee’s Compensation Consultant

The Committee’s charter gives it the authority to retain and approve fees and other terms of engagement for compensation consultants and other advisors to assist it in performing its duties. For fiscal year 2017, the Committee retained Semler Brossy as its independent compensation consultant. Semler Brossy reports directly to the Committee, and the Committee annually reviews the performance of Semler Brossy.

The Committee considered the independence of Semler Brossy in light of SEC rules and NYSE Listing Standards, and determined that Semler Brossy is independent under those rules and standards. The Committee also assessed any potential conflicts of interest arising out of the consultant’s work on behalf of the Committee. The Committee discussed all relevant factors, including those cited in SEC rules, and concluded that the work of the consultant did not raise any conflict of interest.

The Committee has instructed Semler Brossy to provide advice and guidance on compensation proposals, including proposed compensation amounts, the design of incentive plans, the setting of performance goals and the design of other forms of compensation and benefits programs, as well as relevant information about market practices and trends. Typically, Semler Brossy attends Committee meetings, reviews existing compensation programs to ensure consistency with our compensation philosophy and current market practices and reviews the comparative information derived from the peer group and published survey data that the Committee uses when setting compensation.

Other Compensation Policies and Practices

Tax Deductibility of Annual Compensation

Section 162(m) of the Internal Revenue Code limits tax deductions for certain annual compensation in excess of $1,000,000 paid to certain individuals named in the summary compensation tables of public company proxy statements. For years in which awards are made under the plan, our Executive Incentive Compensation Plan is designed to qualify for a performance-based exception to this rule and to permit the full deductibility of compensation awarded under the plan, including equity awards.

The Committee intends to continue to pursue compensation programs that are designed to be fully deductible. However, when circumstances warrant, the Committee retains the discretion to grant incentive awards to named executive officers that are not fully deductible under Section 162(m) as the Committee must balance the effectiveness of executive compensation plans with the materiality of reduced tax deductions. In making this decision, the Committee is aware of the effect of accumulated tax losses and the amortization of goodwill for tax purposes on Legg Mason’s U.S. federal tax payment obligations.

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Equity Grant Practices

We do not have any program, plan or practice to time equity awards to our employees in coordination with the release of material non-public information. We do not grant equity awards based on our stock price. If we are in possession of material non-public information, either favorable or unfavorable, when equity awards are made, the Committee will not take the information into consideration in determining award amounts. The Committee authorizes annual equity awards to named executive officers at its regularly-scheduled meeting in April. Our practice is to determine the exercise price or fair market value for annual named executive officer equity awards on the day that incentive awards are paid in May.

Compensation Clawback Policy

If the Committee determines that it is appropriate, Legg Mason may recover from a named executive officer the amount of previously paid incentive compensation (including both cash bonuses and equity awards) that the Board of Directors determines to be appropriate in two circumstances:

•	If a participant’s acts or omissions are a significant contributing factor to a requirement that Legg Mason restate its reported financial results due to a material error, or

•	If the participant’s employment is terminated for “cause” such as instances of gross negligence, willful misconduct or willful malfeasance that materially adversely impact the company’s reputation or business; willful violations of law that materially adversely affect the company’s reputation or business or the ability of the officer to be associated with an investment adviser; or theft, embezzlement or fraud.

This clawback provision is intended to mitigate risk and provide enhanced safeguards against certain types of employee misconduct, and allows for recovery of significant compensation paid to an employee who engages in such misconduct.

Stock Ownership Guidelines

Our Board of Directors has adopted stock ownership guidelines for directors and executive officers as shown in the table below. Directors and executive officers are permitted a five year grace period to reach the applicable ownership level established under the guidelines. Our equity award retention policy requires that executives retain 50% of the net after-tax shares received from all equity awards until they have reached the ownership level in the ownership guidelines. From time to time, our executive officers may implement a 10b5-1 plan for individual financial planning purposes.

Executive officers are expected to own shares of common stock, including restricted stock, restricted stock units and shares of phantom stock as shown below. As of June 1, 2017, all executive officers were in compliance with the guidelines.

Title	Guideline Shares
Directors	Required to own shares with value at least equal to 5x annual cash retainer
Chief Executive Officer	Required to own shares with value at least equal to 8x base salary
Senior Executive Vice Presidents	Required to own shares with value at least equal to 5x base salary
Other Executive Officers	Required to own shares with value at least equal to 2x base salary

Hedging and Pledging Policies

Our Board of Directors has adopted a policy regarding acquisitions and dispositions of Legg Mason securities that, among other things and subject to certain exceptions, prohibits directors or executive officers from trading in listed and over the counter options and derivatives that relate specifically to securities issued by Legg Mason. Over time, our Board has strengthened our policies relating to hedging and pledging involving Legg Mason securities, to prohibit executive officers and directors, and their related accounts, from pledging Legg Mason securities or engaging in any transactions that effectively hedge the value of Legg Mason securities. The Board has, however, approved a pledge by Shanda Group, affiliated with our directors, Messrs. Chen and Chiu, of shares of Legg Mason common stock held by Shanda Group, in connection with a credit facility which Shanda Group has secured by a pledge of substantially all of its assets.

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Summary Compensation Table

The following table summarizes the total compensation during the fiscal year ended March 31, 2017 of our Chief Executive Officer, our Chief Financial Officer and each of our three other most highly compensated executive officers during the fiscal year. The information in this table differs from the information in the table above under “Compensation Discussion and Analysis—Determination of Fiscal Year 2017 Total Direct Compensation” primarily in that this table, as required by SEC rules, includes in fiscal year 2017 the value of equity awards made in May 2016 (during fiscal year 2017) that are actually part of fiscal year 2016 incentive compensation, rather than the value of equity awards made in May 2017 (during fiscal year 2018) that are actually part of fiscal year 2017 incentive compensation.

Name and Principal Position	Fiscal Year	Salary ($)	Cash Bonus ($)(1)(2)	Stock Awards ($)(3)(4)	Option Awards ($)(5)	Non-Equity Incentive Plan Compensation ($)(6)	All Other Compensation ($)(7)	Total ($)
Joseph A. Sullivan(8)	2017	$500,000	$3,320,000	$3,320,000	$1,660,000		$131,417	$8,931,417
Chief Executive Officer	2016	500,000	3,320,000	4,200,000	2,100,000		95,455	10,215,455
	2015	500,000	4,200,000	3,600,000	1,800,000	$377,615	93,828	10,571,443
Peter H. Nachtwey	2017	350,000	1,429,000	953,000	476,000		49,749	3,257,749
Chief Financial Officer	2016	350,000	1,429,000	1,058,000	529,000		45,743	3,411,743
	2015	350,000	1,588,000	963,333	481,667	377,615	48,581	3,809,196
Thomas K. Hoops(8)	2017	350,000	1,170,000	780,000	390,000		52,134	2,742,134
Executive Vice President	2016	350,000	1,170,000	867,000	433,000		60,738	2,880,738
	2015	350,000	1,300,000	133,333	66,667		60,654	1,910,654
Terence Johnson(9)	2017	294,075	1,667,972	1,235,820	617,910		90,461	3,906,238
Executive Vice President	2016	339,300	1,855,167	1,507,612	753,806		96,957	4,552,842
	2015	362,925	2,261,418	1,357,318	678,658		92,511	4,752,830
Thomas C. Merchant(8)	2017	350,000	750,000	447,000	223,000		29,890	1,799,890
General Counsel	2016	350,000	671,000	483,500	241,500		28,528	1,774,528
	2015	350,000	725,000	416,667	208,333		27,623	1,727,623
(1)	Represents awards under the Executive Incentive Compensation Plan in fiscal years 2015, 2016 and 2017. See “Compensation Discussion and Analysis—Determination of Fiscal Year 2017 Total Direct Compensation” for discussion regarding the fiscal year 2017 incentive awards.
(2)	Does not include $4,980,000, $1,429,000, $1,170,000, $1,666,680 and $750,000 awarded as incentive compensation for fiscal year 2017 and paid in the form of equity awards (restricted stock units, performance share units and stock options) to Messrs. Sullivan, Nachtwey, Hoops, Johnson and Merchant, respectively, on May 15, 2017. In general, restricted stock units are the same as restricted stock and may be referred to throughout this Proxy Statement as restricted stock.
(3)	Represents the aggregate fair value of restricted stock unit awards and performance share unit awards made during each fiscal year, as calculated in accordance with accounting guidance applicable for the type of award. For restricted stock unit awards, Legg Mason’s stock price is calculated as the average of the high and low trading prices of our common stock on the NYSE on the grant date. Performance share unit awards are valued for purposes of this table using a Monte-Carlo simulation pricing model. The amount reported for performance share units in the table represents the grant date fair value as calculated in accordance with accounting guidance. The potential value of the May 13, 2016 performance share unit awards to be distributed to Messrs. Sullivan, Nachtwey, Hoops, Johnson and Merchant is $2,490,000, $714,000, $585,000, $926,865 and $334,500, respectively, if the maximum amount is earned. The potential value of the May 15, 2015 performance share unit awards to be distributed to Messrs. Sullivan, Nachtwey, Hoops, Johnson and Merchant is $3,150,000, $793,500, $649,500, $1,130,709 and $362,250, respectively, if the maximum amount is earned. No assurance can be given of the number of shares, if any, that will be earned and distributed at the end of a performance period for any performance share units. See “Compensation Discussion and Analysis—Performance Share Unit Awards.” See the “Stock-Based Compensation” footnote to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year in which the award was made for a discussion of the assumptions used in estimating the value of each award. Amounts reported may not represent the amounts that the named executive officers will actually realize from the awards. Whether, and to what extent, a named executive officer realizes value will depend on Legg Mason’s actual operating performance, stock price fluctuations and the named executive officer’s continued employment.
(4)	The May 16, 2014 performance share unit awards did not vest at March 31, 2017, and had no value.
(5)	Represents the aggregate grant date fair value, as calculated in accordance with accounting guidance, of stock options granted during each fiscal year. Stock option awards are valued for purposes of this table using the Black-Scholes option pricing model.
See the “Stock-Based Compensation” footnote to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year in which the award was made for a discussion of the assumptions used in estimating the value of each award. Amounts reported may not represent the amounts that the named executive officers will actually realize from the awards. Whether, and to what extent, a named executive officer realizes value will depend on Legg Mason’s actual operating performance, stock price fluctuations and the named executive officer’s continued employment.
(6)	Represents amount earned under a 2012 LTIP award as of March 31, 2015, upon satisfaction of performance requirements over a three year period. Payout amounts were distributed in cash.
(7)	Includes for all named executive officers, Basic Life and Accidental Death and Dismemberment insurance premiums paid by Legg Mason. Includes for all named executive officers, dividends paid on unvested restricted stock and vested deferred restricted stock units, with $111,243, $33,246, $35,664, $37,025 and $13,208 paid for Messrs. Sullivan, Nachtwey, Hoops, Johnson and Merchant, respectively. Includes contributions made by Legg Mason pursuant to our Profit Sharing and 401(k) Plan and Trust, with $16,062, $16,053, $16,019 and $16,170 contributed for Messrs. Sullivan, Nachtwey, Hoops and Merchant, respectively. Includes discount amounts credited under our Deferred Compensation/Phantom Stock Plan for Messrs. Sullivan and Merchant, and matching contributions under the Employee Stock Purchase Plan for Mr. Sullivan.
Includes for Mr. Johnson, contributions made by Legg Mason in the amount of $26,937 to a pension scheme registered in the UK and premiums paid by Legg Mason in the amount of $24,993 for a health insurance program that constitutes a perquisite. Amounts are paid in GBP and converted into U.S. dollars using the average conversion rate of 1.307 for fiscal year 2017.
(8)	Includes cash compensation voluntarily deferred under the Deferred Compensation Fund Plan as follows: Messrs. Sullivan and Hoops deferred $350,000 and $292,500, respectively, from their May 13, 2016 bonus and Mr. Merchant deferred a total of $103,559 from his salary and May 13, 2016 bonus.
(9)	Mr. Johnson’s salary of U.S. $350,000, as determined based on the GBP exchange rate in effect on the day he became an executive officer in 2013, is paid in GBP. Using an average conversion rate of 1.307 for fiscal year 2017, Mr. Johnson received U.S. $294,075 in base salary. Includes $14,708 in cash compensation with respect to which Mr. Johnson elected to defer receipt under a pension scheme registered in the UK. Mr. Johnson’s 2017 cash incentive award was granted in GBP and converted to U.S. dollars for reporting purposes at the conversion rate of 1.292 on May 15, 2017, which was the date of grant. Conversion rate data is obtained from xe.com.

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Grants of Plan-Based Awards

The following table provides information concerning each plan-based award granted during the fiscal year ended March 31, 2017 to our named executive officers.

Name	Grant Date(1)	Committee Action Date	Estimated Future Payouts Under Equity Incentive Plan Awards Threshold (#)(2)	Estimated Future Payouts Under Equity Incentive Plan Awards Target (#)(2)	Estimated Future Payouts Under Equity Incentive Plan Awards Maximum (#)(2)	All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)(5)	Grant Date Close Price	Grant Date Fair Value of Stock and Option Awards(6)
Joseph A. Sullivan	5/13/2016	4/25/2016					211,735	31.24	30.64	1,660,000	(7)
	5/13/2016	4/25/2016				53,137		–	30.64	1,660,000	(8)
	5/13/2016	4/25/2016	21,436	85,744	128,616			–	30.64	1,660,000	(9)
Peter H. Nachtwey	5/13/2016	4/25/2016					60,714	31.24	30.64	476,000	(7)
	5/13/2016	4/25/2016				15,269		–	30.64	477,000	(8)
	5/13/2016	4/25/2016	6,147	24,587	36,881			–	30.64	476,000	(9)
Thomas K. Hoops	5/13/2016	4/25/2016					49,745	31.24	30.64	390,000	(7)
	5/13/2016	4/25/2016				12,484		–	30.64	390,000	(8)
	5/13/2016	4/25/2016	5,036	20,145	30,218			–	30.64	390,000	(9)
Terence Johnson	5/13/2016	4/25/2016					78,817	31.24	30.64	617,910	(7)
	5/13/2016	4/25/2016				19,780		–	30.64	617,910	(8)
	5/13/2016	4/25/2016	7,980	31,918	47,877			–	30.64	617,910	(9)
Thomas C. Merchant	5/13/2016	4/25/2016					28,444	31.24	30.64	223,000	(7)
	5/13/2016	4/25/2016				7,170		–	30.64	224,000	(8)
	5/13/2016	4/25/2016	2,880	11,519	17,279			–	30.64	223,000	(9)

(1)	Awards granted on May 13, 2016 reflect performance for fiscal year 2016. For a discussion of awards for performance in fiscal year 2017, see “Compensation Discussion and Analysis” above.
(2)	Performance share units were awarded on May 13, 2016 pursuant to our 1996 Equity Incentive Plan. Performance share units may be earned and vested at the end of a three year performance period based on Legg Mason’s relative total stockholder return ranked against a peer group of 15 other firms. The potential payout ranges from 0 - 150%. The three year period began on April 1, 2016 and will end on March 31, 2019. See “Compensation Discussion and Analysis – Performance Share Unit Awards.”
(3)	Restricted stock units were awarded on May 13, 2016 pursuant to our 1996 Equity Incentive Plan. The restricted stock units vest in 25% increments over four years on April 30, 2017, April 30, 2018, April 30, 2019 and April 30, 2020. Dividends are paid on shares of restricted stock units at the same time, and in the same amounts, as dividends are paid on other outstanding shares of our common stock. Executive officers were permitted to elect to defer receipt of shares after vesting. Messrs. Sullivan and Merchant have made deferral elections with respect to the May 2016 awards. Any deferral had to have been made in five year increments from the applicable vesting date (and only one designated deferral date could be elected for any award of restricted stock units). A designated deferral date will cease to be effective and any deferred restricted stock units will be distributed as permitted under applicable tax law upon (i) a separation from service, including a separation from service due to death or disability, or (ii) a change of control as defined in the award agreement for the restricted stock units. See “Potential Payments on Termination or a Change of Control,” below.
(4)	Stock options were awarded on May 13, 2016 pursuant to our 1996 Equity Incentive Plan. The options vest and become exercisable in 25% increments over four years on May 31, 2017, May 31, 2018, May 31, 2019 and May 31, 2020, and expire on May 13, 2024.
(5)	The exercise price equals the average of the high and low trading prices of our common stock on the NYSE on the grant date.
(6)	The grant date fair value is the total amount that we will recognize as an expense over the award’s vesting period under applicable accounting requirements.
(7)	The stock option grant date fair value was calculated using the Black-Scholes option pricing model value on the grant date.
The following assumptions were made for purposes of the May 13, 2016 calculation:

Expected Term	5.03 years
Dividend Yield	1.45%
Stock Price Volatility	31.26%
Risk Free Interest Rate	1.23%

The actual value realized, if any, on stock option exercises will be dependent on overall market conditions, our future performance and the future prices of our common stock. There can be no assurances that the actual value realized will approximate the amount calculated under the valuation model.
(8)	The restricted stock units grant date fair value was calculated by multiplying the number of restricted stock units granted by the average of the high and low trading prices of our common stock on the NYSE on the grant date.
(9)	The performance share units grant date fair value was calculated using a Monte-Carlo simulation option pricing model value on the grant date. The following assumptions were made for purposes of the May 13, 2016 calculation:
Dividend Yield	2.87%
Stock Price Volatility	25.99%
Risk Free Interest Rate	0.89%
The actual value realized, if any, will be dependent on overall market conditions, our future performance and the future prices of our common stock. There can be no assurances that the actual value realized will approximate the amount calculated under the valuation model.

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Employment-Related Agreements

Thomas K. Hoops

Legg Mason entered into a letter agreement with Mr. Hoops dated December 16, 2013, in connection with his hiring by Legg Mason, which provided for a one-time sign-on award comprised of:

•	a cash award in the amount of $1,000,000

•	a Legg Mason restricted stock award grant pursuant to our 1996 Equity Incentive Plan, valued at $3,500,000 and subject to vesting as follows:

– April 30, 2015 - 50%

– April 30, 2016 - 25%

– April 30, 2017 - 25%

The letter agreement provided that the sign-on award would be reduced by the gross amount of any cash bonus or the vesting of a restricted stock award received from Mr. Hoops’ former employer, prior to Mr. Hoops’ start date at Legg Mason. The agreement also provided that, if within 36 months of Mr. Hoops’ date of hire, his employment is terminated by Legg Mason, or by its successors or affiliates, for cause, as defined in the letter agreement, Mr. Hoops will be responsible for repaying a pro-rated amount of the cash award, plus all collection costs (including attorneys’ fees) incurred by Legg Mason. The pro-rated amount will be based on the number of months worked.

The letter agreement also provided that, for the performance year ending March 31, 2014, Mr. Hoops was eligible for, but not entitled to, an annual incentive award based on the portion of the fiscal year he was employed by Legg Mason. Any such award would be made pursuant to the incentive and restricted stock or other deferred compensation program(s) in effect at the time of payment. All compensation awards are subject to the approval of the Committee. The compensation package including deferred and future payments is dependent upon Mr. Hoops’ continued employment at the time of payment unless otherwise required by law.

In addition, the letter agreement provided that, for future performance cycles, Mr. Hoops will have an annual incentive target of $2,400,000. The amount of any actual incentive award is discretionary and contingent upon Legg Mason and Mr. Hoops’ performance, the approval of the Committee and, Mr. Hoops’ continued employment at the time of payment, as permitted by law.

Terence Johnson

Legg Mason & Co (UK) Limited entered into a Director’s Service Agreement dated April 1, 2013 with Mr. Johnson, providing for the terms of his employment as Head of Global Distribution. Mr. Johnson is entitled to an annual salary of £225,000 under the agreement, subject to increase in the discretion of the Compensation Committee. Mr. Johnson also may receive (but is not entitled to) a bonus in the discretion of the Committee. Mr. Johnson is entitled to insurance coverage to indemnify him for his duties, and also is eligible to participate in the pension arrangements established by Legg Mason & Co (UK) Limited. Mr. Johnson will receive life and health insurance coverage, at the discretion of his employer. His employment may be terminated any time for any reason after notice required by UK law. In addition, his employment may be terminated immediately for cause as described in the agreement. Mr. Johnson is subject to certain confidentiality covenants as well as restrictions on activities and investments related to other businesses. He is subject to post-termination restrictions on employment and solicitation of employees, clients and certain business partners as well.

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Outstanding Equity Awards at March 31, 2017

The following table provides information as of March 31, 2017 about the outstanding equity awards held by our named executive officers.

			Option Awards(1)(2)				Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)(4)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(4)
Joseph A. Sullivan	05/17/2010		34,626	–	33.25	05/18/2018
	05/16/2011		27,418	–	33.99	05/17/2019
	05/16/2012		34,847	–	23.72	05/17/2020
	05/02/2013	(5)	500,000	–	31.46	05/02/2023
	05/16/2013		33,388	11,130	35.16	05/16/2021
	05/16/2014		74,813	74,813	47.64	05/16/2022
	05/15/2015		46,749	140,250	54.51	05/15/2023
	05/13/2016		–	211,735	31.24	05/13/2024
	05/15/2015								13,031	470,549
	05/13/2016								85,744	3,096,216
	05/16/2013						8,959	323,509
	05/16/2014						18,892	682,190
	05/15/2015						28,894	1,046,362
	05/13/2016						53,137	1,918,777
Peter H. Nachtwey	02/01/2011		18,968	–	33.64	02/01/2019
	05/16/2011		9,520	–	33.99	05/17/2019
	05/16/2012		24,287	–	23.72	05/17/2020
	05/16/2013		17,807	5,936	35.16	05/16/2021
	05/16/2014		20,019	20,020	47.64	05/16/2022
	05/15/2015		11,776	35,330	54.51	05/15/2023
	05/13/2016		–	60,714	31.24	05/13/2024
	05/15/2015								3,283	118,549
	05/13/2016								24,587	887,837
	05/16/2013						4,779	172,570
	05/16/2014						5,056	182,572
	05/15/2015						7,279	262,845
	05/13/2016						15,269	551,364
Thomas K. Hoops	05/16/2014		2,771	2,771	47.64	05/16/2022
	05/15/2015		9,639	28,918	54.51	05/15/2023
	05/13/2016		–	49,745	31.24	05/13/2024
	05/15/2015								2,687	97,028
	05/13/2016								20,145	727,436
	01/06/2014						20,018	722,850
	05/16/2014						700	25,277
	05/15/2015						5,972	215,649
	05/13/2016						12,484	450,797
Terence Johnson	05/17/2010		5,781	–	33.25	05/18/2018
	05/16/2011		19,040	–	33.99	05/17/2019
	05/16/2012		27,455	–	23.72	05/17/2020
	05/16/2013		23,564	7,855	35.16	05/16/2021
	05/16/2014		28,207	28,207	47.64	05/16/2022
	05/15/2015		16,786	50,358	54.51	05/15/2023
	05/13/2016		–	78,817	31.24	05/13/2024
	05/15/2015								4,679	168,959
	05/13/2016								31,918	1,152,559
	05/16/2013						5,818	210,088
	05/16/2014						7,123	257,212
	05/15/2015						10,375	374,641
	05/13/2016						19,780	714,256

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		Option Awards(1)(2)				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)(4)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(4)
Thomas C. Merchant	05/17/2010	2,801	–	33.25	05/18/2018
	05/16/2011	5,712	–	33.99	05/17/2019
	05/16/2012	7,392	–	23.72	05/17/2020
	05/16/2013	4,328	1,443	35.16	05/16/2021
	05/16/2014	8,659	8,659	47.64	05/16/2022
	05/15/2015	5,376	16,129	54.51	05/15/2023
	05/13/2016	–	28,444	31.24	05/13/2024
	05/15/2015							1,499	54,129
	05/13/2016							11,519	415,951
	05/16/2013					1,227	44,307
	05/16/2014					2,187	78,973
	05/15/2015					3,330	120,246
	05/13/2016					7,170	258,909
(1)	Option awards are made pursuant to our 1996 Equity Incentive Plan. The exercise price of each option is equal to the average of the high and low trading prices of our common stock on the NYSE on the grant date. Option holders may use previously owned shares to pay all or part of the exercise price.
(2)	Options awarded prior to 2013 are fully vested. In all cases, the Committee may accelerate the vesting of options. As of March 31, 2017, the vesting schedules for the other option awards, except the May 2, 2013 award for Mr. Sullivan, were as follows:

Grant Date	Vesting Schedule	Remaining Vesting Dates
05/16/13	25% vests each year for four years from date of grant	05/31/17
05/16/14	25% vests each year for four years from date of grant	05/31/17, 05/31/18
05/15/15	25% vests each year for four years from date of grant	05/31/17, 05/31/18, 05/31/19
05/13/16	25% vests each year for four years from date of grant	05/31/17, 05/31/18, 05/31/19, 05/31/20

(3)	Excludes number of shares and market value representing restricted stock units that would have settled if they had not been deferred. As of March 31, 2017, the vesting schedules for the restricted stock awards and restricted stock unit awards were as follows:

Grant Date	Vesting Schedule	Remaining Vesting Dates
05/16/13	25% vests each year for four years from date of grant	04/30/17
01/06/14	50% vests in year one; 25% vests in years two & three	04/30/17
05/16/14	25% vests each year for four years from date of grant	04/30/17, 04/30/18
05/15/15	25% vests each year for four years from date of grant	04/30/17, 04/30/18, 04/30/19
05/13/16	25% vests each year for four years from date of grant	04/30/17, 04/30/18, 04/30/19, 04/30/20

(4)	Performance share units may be earned and vested at the end of the three year performance period based on Legg Mason’s relative total stockholder return ranked against a peer group of 15 other firms. The number of peers decreased by one as of March 31, 2017. Award agreements for the performance share units provide for automatic adjustment of the payout scale if the number of peers changes. The potential payout ranges from 0 - 150%. For the May 16, 2014 award, the three year period began on April 1, 2014 and ended on March 31, 2017. The payout for this award was zero as a result of the TSR ranking at March 31, 2017. For the May 15, 2015 award, the three year period began April 1, 2015 and will end on March 31, 2018. The amount reflected in the table for the May 15, 2015 award is based on threshold level of performance as a result of the TSR ranking at March 31, 2017 which yielded a valuation of 0. For the May 13, 2016 award, the three year period began April 1, 2016 and will end on March 31, 2019. The amount reported in the table for the May 13, 2016 award is based on target level of performance, as a result of the TSR ranking at March 31, 2017, which yielded a valuation of 92%.
(5)	Options awarded on May 2, 2013 represent an award of performance stock options to Mr. Sullivan upon his promotion as Chief Executive Officer, exercisable only if certain time based and stock price conditions were met. As of March 31, 2017, all conditions had been satisfied: 25% of the award vested on May 2, 2015, and an additional 25% of the award vested on each of May 2, 2015, January 15, 2014 and June 5, 2014, upon achievement of specified stock price targets of $36.46, $41.46 and $46.46, respectively, for twenty consecutive days as of those dates.

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Option Exercises and Stock Vested Table

The following table provides information about exercises of stock options and vesting of restricted stock during fiscal year 2017 for our named executive officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)(2)
Joseph A. Sullivan	35,000	$ 301,546	36,152	(3)	$1,180,634
Peter H. Nachtwey	–	–	15,529	(3)	507,138
Thomas K. Hoops	–	–	22,358		730,156
Terence Johnson	15,000	111,498	19,593		639,858
Thomas C. Merchant	7,500	64,587	5,152	(3)	168,253
(1)	The value realized upon exercise for stock options is calculated by multiplying the difference between the sale price of the shares underlying the options and the exercise price of the options by the number of shares acquired on exercise. Messrs. Sullivan, Johnson and Merchant exercised options for the purchase of 35,000, 15,000 and 7,500 shares, respectively. In connection with the exercise, they sold 29,744, 13,325 and 6,595 shares respectively for payment of the option exercise price and related taxes. They retained the balance of the shares acquired upon exercise.
(2)	The value realized upon vesting of restricted stock is calculated by multiplying the fair market value of a share of common stock on the vesting date (the average of the high and low trading prices of Legg Mason common stock on the vesting date) by the number of shares vested. Mr. Johnson sold 9,519 shares for related tax withholding and retained the balance of shares acquired on vesting. Messrs. Sullivan, Nachtwey and Merchant had 9,498, 4,032 and 1,478 shares, respectively, withheld to cover related tax withholding on vested and deferred shares. Mr. Hoops had 7,564 shares withheld to cover related tax withholding on vested shares. U.S. based executive officers who elected to defer receipt of shares upon vesting of restricted stock units paid only Medicare and Social Security taxes on the deferred shares upon vesting.
(3)	As of the April 30, 2016 vest date, Messrs. Sullivan, Nachtwey and Merchant have elected to defer the distribution of shares in the respective amounts set forth below (before giving effect to shares withheld for payment of taxes). In accordance with their respective deferral elections, the shares will be distributed five years after the vest date (subject to any further deferral elections that an executive officer may make).

Name	Grant Date	Vested Deferred Shares
Joseph A. Sullivan	05/16/2014	9,446
	05/15/2015	9,631
Peter H. Nachtwey	05/16/2014	2,528
	05/15/2015	2,426
Thomas C. Merchant	05/16/2014	1,093

Non-Qualified Deferred Compensation

The Legg Mason & Co., LLC Deferred Compensation/Phantom Stock Plan is a non-qualified deferred compensation plan that was available only to a select group of employees, including U.S.-based named executive officers, based on responsibilities and compensation levels. As of December, 31, 2014, deferrals were no longer accepted in the Phantom Stock Plan, but dividends continue to be credited as described below. Under the terms of the plan, participants were able to defer up to $60,000 in annual compensation on a pre-tax basis. Amounts deferred under the plan are deemed invested in “phantom” shares of our common stock at a price equal to 90% of the market price on the deemed investment date. Dividends paid on our common stock are credited to phantom stock at a price equal to 95% of the market price on the dividend payment date. Earnings are accrued as they would be if investing in actual shares of Legg Mason common stock and include market appreciation and dividends. Amounts deferred under our Phantom Stock Plan, including contributions by Legg Mason, are fully vested at all times and are not subject to forfeiture. Amounts deferred under this plan are distributed to the participant, or his or her beneficiary, in shares of our common stock after the participant’s employment has terminated for any reason, either in lump sum distribution or three annual installments, at the participant’s election. In addition, Legg Mason may elect to distribute account balances to named executive officers in connection with a change of control if the plan and all substantially similar agreements are terminated with respect to the participants affected by the change of control. For purposes of our Phantom Stock Plan, a “change of control” will occur upon a change in (1) ownership of Legg Mason or Legg Mason & Co., LLC (“LM&Co.”), our administrative subsidiary, (2) effective control of Legg Mason or LM&Co., or (3) ownership of a substantial portion of the assets of Legg Mason or LM&Co.

The Legg Mason, Inc. Deferred Compensation Fund Plan is a non-qualified deferred compensation plan that is available only to a select group of employees, including U.S.-based named executive officers, based on responsibilities and compensation levels. Under the terms of the plan, participants may elect to defer up to $350,000 in annual salary and certain bonuses and commissions on a pre-tax basis. Amounts deferred under the plan are deemed invested in “phantom” shares of Legg Mason sponsored mutual funds (“Legg Mason Funds”). Earnings are accrued as they would be if investing directly in the Legg Mason Funds and include market appreciation and dividends. Amounts deferred under our Deferred Compensation Fund Plan, including any earnings on those contributions, are fully vested at all times and are not subject to forfeiture. Participants must elect, at the time they decide to defer compensation, whether: (1) to take an in service distribution or distribution upon termination; (2) to receive their future distributions from the plan in (a) a single lump sum or (b) three equal annual installments (available only if the total account balance is greater than $17,500); and (3) to have the distributions begin immediately after termination or one year from the date of termination. Participants will receive distributions

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in cash, except for in-service elections, which distributions may be made, in Legg Mason’s sole discretion, in shares of Legg Mason Funds or cash. In addition, Legg Mason will distribute account balances to participants in connection with a change of control if the plan and all substantially similar agreements are terminated with respect to the participants affected by the change of control. For purposes of our Deferred Compensation Fund Plan, a “change in control event” will occur upon a change in (1) ownership within the meaning of §1.409A-3(i)(5)(v) of regulations promulgated by the U.S. Department of the Treasury, (2) effective control within the meaning of §1.409A-3(i)(5)(vi) of the regulations, or (3) ownership of assets within the meaning of §1.409A-3(i)(5)(vii) of the regulations.

Executive officers also may elect to defer the receipt of shares upon vesting of restricted stock unit awards granted under Legg Mason’s 1996 Equity Incentive Plan. To be effective, executive officers must make a deferral election by September 30 of each calendar year, with respect to restricted stock units that qualify as performance-based compensation under Section 409A of the Code, for Legg Mason’s fiscal year ending on the following March 31. A deferral election is irrevocable once made, except as may be described in an award agreement. In the event an executive officer makes a deferral election with respect to any portion of an award, the shares of common stock underlying the deferred restricted stock units will not be distributed to the recipient until the designated deferral date; provided, however, that, unless the award agreement provides otherwise, all deferrals will terminate and any shares underlying any vested, deferred restricted stock units will be distributed upon a separation from service or change in control of Legg Mason (as defined in the award agreement). Executive officers may also be able to make a subsequent election to further defer distribution of shares and that such an election will not take effect for 12 months and must be made at least one year before the originally selected deferral date selected by the executive officer. Additional deferral periods must be a multiple of five years. Dividends are paid in cash at the same rate paid to all shareholders.

The following table provides information about non-qualified deferred compensation plan transactions and balances during fiscal year 2017 by our named executive officers.

Name	Plan	Executive Contributions in Last FY(1)	Company Contributions in Last FY(2)	Aggregate Earnings in Last FY(3)	Aggregate Balance at Last FYE(4)
Joseph A. Sullivan	Phantom Stock Plan	$–	$156	$8,349	$126,921
	Deferred Compensation Fund Plan	350,000	–	109,728	910,771
	Deferred Restricted Stock Units	594,726	–	100,717	998,658
Peter H. Nachtwey	Deferred Restricted Stock Units	156,919	–	26,655	264,759
Thomas K. Hoops	Deferred Compensation Fund Plan	292,500	–	46,398	664,350
Terence Johnson		–	–	–	–
Thomas C. Merchant	Phantom Stock Plan	–	62	3,296	50,118
	Deferred Compensation Fund Plan	103,559	–	30,673	276,784
	Deferred Restricted Stock Units	34,911	–	7,156	78,070
(1)	Executive officer contributions include amounts deferred under the Deferred Compensation Fund Plan and the value of shares deferred upon vesting of restricted stock units during fiscal year 2017. The Deferred Compensation Fund Plan amounts are included in the Summary Compensation Table as salary and/or bonus. The deferred restricted stock units are included in the Summary Compensation Table as stock awards in the year that they were granted. The shares deferred upon vesting of restricted stock units are valued upon vesting by multiplying the fair market value of a share of common stock on the vesting date (the average of the high and low trading prices of Legg Mason common stock on the vesting date) by the number of shares deferred. The number of shares deferred in fiscal year 2017 for Messrs. Sullivan, Nachtwey, and Merchant are 19,077, 4,954 and 1,093, respectively. These deferred shares are a portion of the vested shares reflected in the Option Exercises and Stock Vested Table. U.S. based executive officers who elected to defer receipt of shares had shares withheld to pay for Medicare and Social Security taxes due upon vesting. The number of shares withheld for these tax payments during fiscal year 2017 for Messrs. Sullivan, Nachtwey, and Merchant are 866, 149, and 24, respectively. The amounts shown in the table for deferred restricted stock units reflect the number of deferred shares minus the number of shares withheld for tax payment.
(2)	Legg Mason contributions are included in the All Other Compensation column of the Summary Compensation Table and consist of the contribution of the 5% discount to the market price of a share of common stock upon the crediting of dividends to phantom stock during the fiscal year.
(3)	Aggregate earnings are calculated by subtracting the value of the named executive officer’s account balances at March 31, 2016 and the executive and Legg Mason contributions made during fiscal year 2017 from the value of the officer’s account balances at March 31, 2017. Aggregate earnings for deferred restricted stock units include amounts paid in cash for dividends. Dividend amounts are reflected in the All Other Compensation column of the Summary Compensation Table.
(4)	The aggregate balance under the Phantom Stock Plan and the deferred restricted stock units is calculated by multiplying the phantom stock or deferred restricted stock unit account share balance by the closing price of Legg Mason’s common stock on March 31, 2017. Phantom stock and deferred restricted stock unit distributions are made in shares of common stock on a one-for-one basis. The aggregate balance under the Deferred Compensation Fund Plan is calculated by multiplying the deferred fund share account balance by the closing net asset value of the applicable Legg Mason Funds on March 31, 2017. Distributions from the Deferred Compensation Fund Plan are made in either cash or shares of Legg Mason Funds.

Potential Payments on Termination or a Change of Control

We have not provided our named executive officers with employment agreements providing for severance payments, medical or insurance benefits or any other perquisites after their employment has ended or following a change of control of Legg Mason. Severance decisions are made on a case-by-case basis at the time a named executive officer’s employment ends.

As described in the “Compensation Discussion and Analysis” in this Proxy Statement, our named executive officers typically receive long-term equity incentive awards in the form of stock options, restricted stock units and performance share units. Prior to fiscal year 2014, our named executive officers also received restricted stock. In addition, our named executive officers may elect to participate in our Deferred Compensation Fund Plan and, until December 31, 2014, could elect to participate in our Phantom Stock Plan. Except as discussed below, our named executive officers will forfeit their unvested stock options, restricted stock or restricted stock units and performance share units if their employment with us ends.

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Stock Options

Unvested stock options and performance stock options held by our named executive officers automatically vest and become exercisable upon the termination of the named executive officer’s employment as a result of his or her death or disability. Unvested options automatically vest and become exercisable if the named executive officer’s employment terminates within one year of a change of control without cause or due to good reason. Options (except for our performance stock option award issued in May 2013) automatically vest if the named executive officer’s employment is terminated without cause due to a reduction in workforce.

If a named executive officer’s employment ends for any reason other than those described above before all of his or her stock options have vested, the unvested stock options are automatically forfeited except that upon termination of employment without cause and due to retirement, stock options issued on or after May 15, 2015 continue to vest based on the original vesting schedule. The Committee has the authority to accelerate the vesting of any stock options in its discretion at any time. A named executive officer, or his or her beneficiaries, must exercise all vested options (1) within one year of the date on which his or her employment terminates as a result of death or disability or (2) within three months of the date on which his or her employment terminates for any other reason, except that upon termination of employment without cause and due to retirement, stock options issued on or after May 15, 2015 will expire three months after the last vest date of the award. In the event of death during the period when a retired executive officer’s stock options continue to vest, the unvested options become vested and exercisable on the date Legg Mason becomes aware of the death. In order to retire for purposes of our stock options, a named executive officer must be at least 62 years old and may not represent, in any capacity other than as an independent director, any financial services company that the Committee deems a competitor of Legg Mason.

For purposes of our stock options, a “change of control” of Legg Mason will occur upon (1) any person acquiring, directly or indirectly, beneficial ownership of securities representing 50.1% or more of the combined voting power of our outstanding stock; (2) the closing of any merger, consolidation or other reorganization involving Legg Mason whereby the stockholders of Legg Mason immediately prior to such reorganization do not hold, directly or indirectly, more than 50% of the combined voting power of the outstanding stock of the successor entity immediately following such transaction; (3) the closing of any transaction involving a sale of assets of Legg Mason that have a total gross fair market value equal to or more than 40% (90% for awards issued after May 2010) of the total gross fair market value of all of Legg Mason’s assets; (4) the adoption of any plan or proposal for the liquidation or dissolution of Legg Mason; or (5) within any 12-month period, individuals who, as of May 15 of the year in which the award is made, constitute the Board of Directors of Legg Mason or who are thereafter nominated as directors by a majority of the Board of Directors cease for any reason to constitute at least a majority of the Board.

For purposes of our stock options, “cause” means any of the following behavior by an option recipient (1) any conduct that competes with Legg Mason, breaches any obligation or duty of loyalty to Legg Mason or materially injures Legg Mason; (2) a material violation of any law, regulation or Legg Mason policy; (3) a court or regulatory order that prevents an option recipient from performing his or her duties or being associated with an investment advisor; (4) material malfeasance, disloyalty or dishonesty; (5) conviction of a felony; (6) any failure to devote sufficient professional time to his or her duties; (7) failure to satisfactorily perform duties, or gross misconduct or gross negligence in the performance of duties; or (8) failure to maintain any required licenses.

For purposes of our stock options, “good reason” means (1) a material adverse change in the responsibilities of the option recipient from those in effect prior to the change of control; (2) the recipient’s principal place of employment is moved more than 50 miles from the location immediately prior to the change of control; (3) the recipient’s base salary is significantly reduced; or (4) the recipient’s incentive compensation for a fiscal year is materially reduced from his or her incentive compensation for the prior fiscal year, and such reduction is not related to a reduction in responsibilities or either individual or corporate performance.

Restricted Stock

Unvested shares of restricted stock issued to a named executive officer will automatically vest upon (1) the named executive officer’s death; (2) termination of the named executive officer’s employment due to disability or a reduction in workforce; or (3) termination following a change of control of Legg Mason as discussed below. Upon vesting, shares cease to be subject to transfer restrictions and forfeiture. Subject to the exceptions discussed herein, in the event a named executive officer’s employment ends for any reason before all of his or her shares of restricted stock have vested, the unvested shares of restricted stock will automatically be forfeited. If a named executive officer retires from Legg Mason, his or her shares of restricted stock will continue to vest in accordance with the original vesting schedule as long as he or she continues to meet the definition of retirement. In order to retire for purposes of our restricted stock grants, a named executive officer must be at least 62 years old and may not represent, in any capacity other than as an independent director, any financial services company that the Committee deems a competitor of Legg Mason. The Committee has the authority to accelerate the vesting of any restricted stock in its discretion at any time.

Shares of restricted stock vest upon a “change of control” only if, within 12 months of the change of control, the named executive officer is terminated without cause or terminates his or her employment for good reason. See “Stock Options” above for the definitions of “cause” and “good reason” used for these awards. A “change of control” of Legg Mason will occur upon (1) any person acquiring, directly or indirectly, beneficial ownership of securities representing 50.1% or more of the combined voting power of our outstanding stock; (2) the closing of any merger, consolidation or other reorganization involving Legg Mason whereby the stockholders of Legg Mason immediately prior to such reorganization do not hold, directly or indirectly, more than 50% of the combined voting power of the outstanding stock of the successor entity immediately following such transaction; (3) the closing of any transaction involving a sale of assets of Legg Mason that have a total gross fair market value equal to or more than 90% of the total gross fair market value of all of Legg Mason’s assets; (4) the adoption of any plan or proposal for the liquidation or dissolution of Legg Mason; or (5) within any 12-month period, individuals who, as of May 15 of the grant year, constitute the Board of Directors of Legg Mason or who are thereafter nominated as directors by a majority of the Board of Directors cease for any reason to constitute at least a majority of the Board.

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Restricted Stock Units

Unvested restricted stock units issued to a named executive officer will automatically vest and vested but undistributed shares will be distributed upon (1) the named executive officer’s death; (2) separation from service of the named executive officer due to disability; or (3) separation from service following a change of control of Legg Mason as discussed below. If a named executive officer’s employment terminates due to the elimination of his or her employment in connection with a reduction in workforce and such termination of employment is without “cause”, then, as of the date of such termination, his or her unvested award will be 100% vested and vested but undistributed shares will be distributed; provided, however, that in the event that the named executive officer fails to sign a general release of claims provided by Legg Mason, or signs and revokes such release within the time permitted by law to revoke such release, then any shares of our common stock received in connection with the restricted stock units that became vested on such termination will be cancelled and must be returned to Legg Mason. Upon vesting, restricted stock units cease to be subject to forfeiture. Subject to the exceptions discussed herein, in the event a named executive officer has a separation from service for any reason before all of his or her restricted stock units have vested, the unvested restricted stock units will automatically be forfeited, however, vested but undistributed shares will be distributed. If a named executive officer retires from Legg Mason, his or her restricted stock units will continue to vest in accordance with the original vesting schedule as long as he or she continues to meet the definition of retirement. If a retired executive officer dies during the period that awards continue to vest, his or her awards become vested and exercisable on the date Legg Mason becomes aware of the death. In order to retire for purposes of our restricted stock unit grants, a named executive officer must be at least 62 years old and may not represent, in any capacity other than as an independent director, any financial services company that the Committee deems a competitor of Legg Mason.

Restricted stock units vest upon a “change of control” only if, within 12 months of the change of control, the named executive officer is terminated without cause or terminates his or her employment for good reason. See “Stock Options” above for the definitions of “cause” and “good reason” used for these awards. A “change of control” of Legg Mason will occur upon (1) any person acquiring, directly or indirectly, beneficial ownership of securities representing 50.1% or more of the combined voting power of our outstanding stock; (2) the closing of any merger, consolidation or other reorganization involving Legg Mason whereby the stockholders of Legg Mason immediately prior to such reorganization do not hold, directly or indirectly, more than 50% of the combined voting power of the outstanding stock of the successor entity immediately following such transaction; (3) the closing of any transaction involving a sale of assets of Legg Mason that have a total gross fair market value equal to or more than 90% of the total gross fair market value of all of Legg Mason’s assets; (4) the adoption of any plan or proposal for the liquidation or dissolution of Legg Mason; or (5) within any 12-month period, individuals who, as of May 15 of the grant year, constitute the Board of Directors of Legg Mason or who are thereafter nominated as directors by a majority of the Board of Directors cease for any reason to constitute at least a majority of the Board. Notwithstanding anything to the contrary, to the extent that Section 409A of the Code, applies to an award of restricted stock units, the definition of “change in control” in the award agreement shall control for purposes of vesting an award, but shall not trigger a distribution unless the event also constitutes a change in control within the meaning of Section 409A(a)(2)(A)(v) of the Code.

Performance Share Units

Performance share units are designed to vest at the end of a three year performance period, if at all, subject to the satisfaction of defined relative performance criteria. The Compensation Committee has the discretion to reduce a payout. A pro rata portion of performance share units issued to a named executive officer will automatically vest upon (1) the named executive officer’s death; (2) termination of the named executive officer’s employment due to disability; or (3) termination following a change of control of Legg Mason. See the definition of “change of control” above under the caption “Restricted Stock Units.” A pro rata portion of performance share units issued to a named executive officer will vest upon a termination that is not for cause in connection with a reduction in workforce. In such case, the payout will be made at the end of the performance period, at the lesser of target or the amount determined based upon the satisfaction of the relative performance criteria at the end of the performance period. See the definition of “cause” above under the caption “Stock Options.” Subject to the exceptions discussed herein, in the event a named executive officer’s employment ends for any reason before the end of the performance period, the unvested performance share units will automatically be forfeited. If the named executive officer’s employment ends before the end of the performance period by reason of retirement, then a pro rata portion of the performance share units issued prior to May 13, 2016 will vest and be earned as of the end of the performance period, as long as the named executive officer continues to meet the definition of retirement. For performance share units issued on or after May 13, 2016, the entire value of an earned award will vest and be paid at the end of the performance period, if a named executive officer’s employment ends before the end of the performance period by reason of retirement and the named executive officer continues to meet the definition of retirement. In order to retire for purposes of our performance share unit grants, a named executive officer must be at least 62 years old and may not represent, in any capacity other than as an independent director, any financial services company that the Committee deems a competitor of Legg Mason. If the named executive officer does not engage in competitive activity, the number of shares issuable in respect of the vested pro rata portion of the actual award (as determined based on satisfaction of the relative performance criteria) will be paid at the end of the performance period and any remaining performance share units will be forfeited.

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Estimated Post-Termination Payments Table

The following table sets forth information regarding potential accelerated payments to each of our named executive officers in the event of a termination of employment, upon death or disability or following a change of control of Legg Mason. For the purposes of this table, amounts are calculated as if the employment termination, death or disability or change of control occurred on March 31, 2017. None of our named executive officers were eligible to retire under the terms of any award as of March 31, 2017.

Name	Accelerated Stock Options(1)		Accelerated Restricted Stock/ Restricted Stock Units(2)		Accelerated Performance Share Units
Joseph A. Sullivan(3)
Upon Termination	$1,041,724	(4)	$3,967,838	(5)	$949,506	(6)
Upon Death or Disability	1,041,724		3,967,838		2,286,822	(7)
Upon a Change of Control(8)	1,041,724		3,967,838		2,286,822	(7)
Peter H. Nachtwey
Upon Termination	301,316	(4)	1,169,351	(5)	272,270	(6)
Upon Death or Disability	301,316		1,169,351		612,029	(7)
Upon a Change of Control(8)	301,316		1,169,351		612,029	(7)
Thomas K. Hoops(3)
Upon Termination	242,258	(4)	1,414,573	(5)	223,080	(6)
Upon Death or Disability	242,258		1,414,573		501,195	(7)
Upon a Change of Control(8)	242,258		1,414,573		501,195	(7)
Terence Johnson
Upon Termination	391,301	(4)	1,556,197	(5)	353,451	(6)
Upon Death or Disability	391,301		1,556,197		834,718	(7)
Upon a Change of Control(8)	391,301		1,556,197		834,718	(7)
Thomas C. Merchant(3)
Upon Termination	139,893	(4)	502,435	(5)	127,558	(6)
Upon Death or Disability	139,893		502,435		282,946	(7)
Upon a Change of Control(8)	139,893		502,435		282,946	(7)
(1)	The amounts include unvested, in-the-money stock options that would immediately vest upon the listed event. Amounts are calculated by adding for each grant of unvested, in-the-money options, the product of the number of shares underlying the options multiplied by the difference between $36.11, the closing price of our common stock on March 31, 2017, and the exercise price. In addition, as of March 31, 2017, Messrs. Sullivan, Nachtwey, Johnson and Merchant held $2,945,629, $384,866, $419,452 and $115,819, respectively, of in-the-money, unexercised, vested stock options (using the same method of calculation) which can be exercised at any time, including following termination (other than a termination for cause), death or disability or a change of control.
(2)	The amounts are calculated by multiplying the applicable number of unvested shares of restricted stock and restricted stock units held by the named executive officer at the close of business on March 31, 2017 by $36.11, the closing price of our common stock on that day.
(3)	Messrs. Sullivan, Hoops and Merchant would also receive distributions of their phantom stock accounts and/or deferred compensation fund accounts, which are not subject to vesting. See the discussion under “Non-Qualified Deferred Compensation” above.
(4)	Represents stock options that immediately vest upon a termination that is not for cause in a reduction in force.
(5)	Represents shares of restricted stock and restricted stock units that immediately vest or continue to vest under their vesting schedules upon a termination that is not for cause in a reduction in force.
(6)	Termination amounts represent the pro-rata portion of the performance share units for the May 2015 awards, which were valued at 0, and the pro-rata portion of the May 2016 awards, which were valued at 92%. The May 2015 awards and the May 2016 awards were each valued based on the TSR rankings at March 31, 2017.
(7)	Death or disability amounts and change of control amounts represent the product of the pro rata portion of performance share units at target that would immediately vest multiplied by $36.11, the closing price of our common stock on March 31, 2017.
(8)	The definition of “change of control” of Legg Mason differs for the acceleration of stock options, restricted stock, restricted stock units and performance share units. See the discussion preceding this table under “Potential Payments on Termination or a Change of Control.” For stock options, restricted stock, restricted stock units and performance share units, assumes termination of employment on the change of control date without cause or for good reason for awards for which such a termination is a condition to accelerated vesting following a change of control.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on that review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in our Annual Report on Form 10-K for the year ended March 31, 2017.

COMPENSATION COMMITTEE

Cheryl Gordon Krongard, Chair
Dennis M. Kass
John V. Murphy
John H. Myers
Kurt L. Schmoke

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AUDIT COMMITTEE REPORT

The Audit Committee assists the Board of Directors in its oversight of the financial accounting and reporting of Legg Mason and its subsidiaries by selecting and compensating the company’s independent registered public accounting firm (“independent auditors”), providing oversight of the work of the independent auditors and reviewing the scope and results of audits conducted by them, reviewing the activities of Legg Mason’s internal auditors, discussing with independent auditors, internal auditors and management the organization and scope of Legg Mason’s internal system of accounting and financial controls and reviewing and discussing certain matters that may have a material impact on Legg Mason’s financial statements. The Audit Committee approves all audit and non-audit services to be performed for Legg Mason or its subsidiaries by PricewaterhouseCoopers LLP, our independent auditors. The Chairman of the Audit Committee may pre-approve permissible proposed non-audit services that arise between committee meetings if the decision to pre-approve the service is presented for ratification at the next scheduled Audit Committee meeting.

The Audit Committee is composed of five non-employee directors and operates under a written charter adopted by the Board of Directors that was last amended on April 27, 2015. The Board of Directors has determined that each member of the Audit Committee is “independent” and financially literate, and that at least one member has accounting or other related financial management expertise, in each case as such qualifications are defined under the Listing Standards of the New York Stock Exchange. The Board of Directors has also determined that each of Messrs. Angelica, Davidson, Huff and Kass qualifies as an “audit committee financial expert” as defined by the SEC.

The Audit Committee evaluates the performance of the independent auditors, including the lead partner, each year and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers, among other things, the quality and efficiency of the services provided by the auditors, the auditors’ global capabilities, the auditors’ technical expertise, tenure as the Company’s independent auditors and knowledge of the Company’s global operations and industry. Based on this evaluation, the Audit Committee decided to retain PricewaterhouseCoopers LLP to serve as independent auditors for the year ending March 31, 2017. Although the Audit Committee has the sole authority to appoint the independent auditors, the Audit Committee will continue its long-standing practice of recommending that the Board ask stockholders to ratify the appointment of the independent auditors at the 2017 Annual Meeting (see Proposal 6 — “Ratification of the Appointment of Legg Mason’s Independent Registered Public Accounting Firm”).

The Audit Committee held five meetings during the fiscal year ended March 31, 2017. The meetings were intended, among other things, to facilitate communication among the Audit Committee, management, internal auditors and Legg Mason’s independent auditors. Among the topics discussed during these meetings were financial results, the results of audits conducted by both the internal auditors and independent auditors, other accounting and auditing matters, internal and disclosure controls and corporate compliance with applicable laws and regulations. The Audit Committee reviewed with Legg Mason’s internal auditors and its independent auditors the overall scope and plans for their respective audits and discussed with both the internal auditors and the independent auditors the results of their examinations and their evaluations of Legg Mason’s internal controls. The Audit Committee’s discussions with management and the independent auditors included a review of significant accounting policies applied by Legg Mason in its financial statements.

The Audit Committee also reviewed and discussed Legg Mason’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002. In this regard, the Audit Committee reviewed and discussed with Legg Mason’s management and its independent auditors, management’s annual report on the effectiveness of Legg Mason’s internal control over financial reporting as of March 31, 2017 and the independent auditors’ related attestation report.

Legg Mason’s management is responsible for the financial reporting process, for the preparation, presentation and integrity of consolidated financial statements in accordance with generally accepted accounting principles and for the establishment and effectiveness of Legg Mason’s internal controls and procedures designed to assure compliance with accounting standards and laws and regulations. Legg Mason’s independent auditors are responsible for auditing those financial statements in accordance with generally accepted auditing standards, attesting to the effectiveness of Legg Mason’s internal control over financial reporting and expressing an opinion as to whether those audited financial statements fairly present, in all material respects, the financial position, results of operation and cash flows of Legg Mason in conformity with generally accepted accounting principles in the United States. The Audit Committee monitors and reviews these processes. The members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent auditors.

The Audit Committee has discussed and reviewed with the independent auditors, and received from the independent auditors, all communications required by the Public Company Accounting Oversight Board, has reviewed and discussed the audited consolidated financial statements of Legg Mason with management and the independent auditors and has discussed with the independent auditors their independence from Legg Mason and its management. When considering the independent auditors’ independence, the Audit Committee considered whether their provision of services to Legg Mason beyond those rendered in connection with their audit and review of Legg Mason’s consolidated financial statements was compatible with maintaining their independence. The Audit Committee also reviewed, among other things, the amount of fees paid to the independent auditors for audit and non-audit services. The Committee also discussed with PricewaterhouseCoopers LLP the matters required to be discussed

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by the standards of the Public Company Accounting Oversight Board (the “PCAOB”). The Committee has received from PricewaterhouseCoopers LLP the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and discussed with them their independence from the Company and its management. In addition, the Committee has received written materials addressing PricewaterhouseCoopers LLP internal quality control procedures.

Based on the reviews, reports and discussions described in this Report, and subject to the limitations on the Audit Committee’s role and responsibilities referred to above, the Audit Committee has recommended to the Board of Directors that Legg Mason’s audited consolidated financial statements as of and for the fiscal year ended March 31, 2017 be included in Legg Mason’s Annual Report on Form 10-K.

AUDIT COMMITTEE

Barry W. Huff, Chairman
Robert E. Angelica Carol Anthony (“John”) Davidson
Dennis M. Kass
Margaret Milner Richardson

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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. Kass, Murphy, Myers and Schmoke and Ms. Krongard served as members of our Compensation Committee during fiscal year 2017. No member of the Compensation Committee was an officer or employee of Legg Mason or any of its subsidiaries during fiscal year 2017, and no member of the Compensation Committee was formerly an officer of Legg Mason or any of its subsidiaries or was a party to any disclosable related person transaction involving Legg Mason. During fiscal year 2017, none of the executive officers of Legg Mason has served on the board of directors or on the compensation committee of any other entity that has or had executive officers serving as a member of the Board of Directors or Compensation Committee of Legg Mason.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In the ordinary course of their asset management businesses, subsidiaries of Legg Mason may from time to time invest client assets in companies in which Mr. Chen, a director of Legg Mason, or his affiliates may be significant stockholders. As of March 31, 2017, Legg Mason’s subsidiaries had investments on behalf of clients in Lending Club Corporation and Community Health System, Inc. with market values of approximately $2,851,313 and $19,349,860, respectively. Mr. Chen, together with his affiliates, reported ownership in excess of 10% of the outstanding common stock of each of these companies as of March 31, 2017. Mr. Chiu, a director of Legg Mason, is the Group President of Shanda Group, a global private investment group, which controls Mr. Chen’s affiliated entities that reported ownership of these companies.

Shanda Asset Management Holdings Limited, an entity wholly owned by Mr. Chen and affiliated with Shanda Group, invests in certain funds and investment vehicles managed by Legg Mason subsidiaries. In December 2017, Shanda Asset Management Holdings Limited made investments in funds managed by our subsidiaries of approximately $124,000,000. During the fiscal year ended March 31, 2017, there were an aggregate of $76,400.98 in management and incentive fees paid or allocated by Shanda Asset Management Holdings Limited in connection with its investment in the funds.

From time to time, our directors, executive officers and employees, members of their immediate families and companies, affiliates of companies or investment vehicles managed by companies that employ or are associated with our directors may have investments in various investment vehicles or accounts sponsored or managed by our subsidiaries or utilize our products or services in the ordinary course of business on substantially the same terms as those prevailing at the time for comparable products or services provided to unaffiliated third parties.

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PROPOSAL 2	APPROVAL OF THE LEGG MASON, INC. 2017 EQUITY INCENTIVE PLAN

In April 2017, the Compensation Committee recommended, and the Board of Directors approved, the Legg Mason, Inc. 2017 Equity Incentive Plan (the “2017 Plan”). The 2017 Plan is intended to replace the Legg Mason, Inc. 1996 Equity Incentive Plan (the “1996 Plan”). If approved by stockholders, the 2017 Plan will become effective on August 1, 2017 (the “Effective Date”).

The purpose of the 2017 Plan is to provide key employees of Legg Mason and its subsidiaries with stock ownership and performance incentives toward achievement of continued growth, profitability and success of Legg Mason. In addition, the 2017 Plan contains performance metrics that comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The 2017 Plan covers a total of 6,500,000 shares of common stock, plus any shares remaining available for grant under the 1996 Plan as of the Effective Date. Based on the number of shares issued for fiscal year 2017, the 2017 Plan would be sufficient to fund awards for 4-5 years. The number of shares available for grant under the 1996 Plan, as of May 31, 2017 was 1,761,912. Legg Mason most recently asked stockholders to approve additional shares for the 1996 Plan in 2011, when we added 6,500,000 shares.

The proposal seeks approval of the 2017 Plan. Approval of the 2017 Plan will also constitute stockholder approval, as required by Section 162(m) of the Code, of the performance criteria set forth in the 2017 Plan and summarized below under the heading “Awards Subject to Section 162(m).” If the proposal is not approved by stockholders, we will be able to issue equity awards under the 1996 Plan until all shares remaining available for grant thereunder have been awarded. After that time, however, if a new plan has not been approved by our Board of Directors and stockholders, we would be limited in the circumstances under which we could award equity for incentive compensation or other compensatory purposes. This would put us at a meaningful disadvantage in attracting and retaining executive officers and employees. In addition, we would not have the benefit of being able to use equity compensation as a means of aligning the interests of our employees and stockholders.

Stockholder Feedback on Plan Design and Legg Mason’s Equity Compensation Philosophy

As part of our mid-year stockholder outreach during fiscal year 2017, we discussed equity plan design with stockholders representing over 18% of shares outstanding as measured at September 30, 2016 (not including approximately 10% of shares outstanding held by our largest investor, Shanda Group). We shared Legg Mason’s philosophy and practices relating to equity grants, and asked stockholders for input on our equity plan design.

We pay a significant portion of our executive officers’ annual incentive award in equity – 60% for our Chief Executive Officer and 50% for the other executive officers. We also award equity deep into the employee organization for a portion of annual bonuses, which would otherwise be delivered in cash. We determine employee pay based on market data and their individual performance. However, if we were unable to use equity for a portion of annual bonuses, we would lose the benefits associated with paying in equity, such as employee retention and alignment of interests with our stockholders.

When we engaged with our stockholders we explained the factors that contribute to our high burn rate, yet create value for stockholders: (1) our broad and deep grant practice, which aligns our employees’ interests with our stockholders’ interests, and (2) our share repurchase program which, along with our increased dividend every year since March 2010, has made Legg Mason an industry leader in the rate of returning capital to stockholders.

The stockholders with whom we spoke were supportive of Legg Mason’s philosophy and practices in general. They urged us to provide disclosure about the way we use equity for compensating our employees, and the factors that contribute to a high burn rate. “Burn rate” is calculated by dividing the weighted average number of shares of common stock outstanding by the total number of shares granted (options plus full value shares). Many stockholders told us that they support a request for shares sufficient to cover equity grants over a 3-7 year period. We also talked about equity plan design features and confirmed what our stockholders find to be most important. A few stockholders mentioned that they generally disfavor share recycling. We explained that we use share recycling to maximize available shares because of our practice of granting shares to a large number of employees as a portion of annual incentive compensation. After taking our stockholders’ feedback into account, the Committee recommended that the 2017 Plan include an amount of shares that, based on the number of shares issued in fiscal year 2017, would cover grants over a 4-5 years period and the key features highlighted below.

2017 Plan Features Designed to Protect Stockholders’ Interests

The following features of the 2017 Plan reflect our commitment to strong corporate governance and the desire to preserve stockholder value:

•	Independent Administrator. Our Compensation Committee of the Board of Directors, comprised solely of independent, non-employee directors, is the 2017 Plan administrator. The Committee may delegate some functions to the CEO or other senior employees, but the Committee makes all decisions relating to all awards to our executive officers.

•	No Evergreen Feature. The 2017 Plan does not permit any automatic increase in the number of shares authorized for issuance under the Plan except in the event of stock splits or similar events.

•	Discount Awards Not Permitted. Stock options and stock appreciation rights must have a per share exercise price or base price no less than the average of the high and low price (or other fair market value calculation authorized by the Committee) of our common stock on the date the award is granted and a term no longer than ten years.

•	Limits on Awards. The 2017 Plan limits the size of awards that may be granted during any one year to any single participant.

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•	Performance-Based Awards. The 2017 Plan permits the grant of awards that are payable only upon the attainment of specified performance goals. The 2017 Plan also includes the provisions necessary to enable us to grant qualified performance-based awards intended to be exempt from the $1,000,000 limit on deductions for compensation paid to covered employees under Section 162(m) of the Code.

•	Awards Not Transferable. Participants are not permitted to transfer awards for value under the 2017 Plan.

New Plan Benefits

The benefits to be awarded under the 2017 Plan to our executive officers and other employees in the future are not presently determinable. As a result, we cannot determine the number or type of awards that will be granted under the 2017 Plan to any participant for fiscal year 2018. Our non-employee directors are not eligible to receive benefits under the 2017 Plan. Please see the table on page 60 of this Proxy Statement captioned “Additional Plan Information—New Plan Benefits” for additional information.

The Board of Directors recommends a vote “FOR” the approval of the Legg Mason, Inc. 2017 Equity Incentive Plan.

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Description of the Legg Mason, Inc. 2017 Equity Incentive Plan

The following summary of the material terms of the 2017 Plan is qualified in its entirety by reference to the complete text of the 2017 Plan, and should be referred to for a complete statement of the terms of the 2017 Plan.

General. Subject to adjustment in certain circumstances discussed below, the 2017 Plan authorizes the issuance of up to 6,500,000 shares of common stock, plus shares that remain available for grant under the 1996 Plan as of the Effective Date. Shares subject to grants under the 2017 Plan will be re-available to be included in other awards in the following circumstances:

•	to the extent awards under the 2017 Plan expire or are terminated for any reason without being exercised;

•	if the shares of common stock subject to an award are forfeited;

•	if the Committee permits the shares to be exchanged for awards not involving common stock; or

•	if the recipient uses the shares of common stock for the full or partial payment of the purchase price of shares of common stock upon exercise of a stock option granted under the 2017 Plan or the 1996 Plan, or for any withholding taxes due as a result of such exercise.

ISO Limit. Subject to certain adjustments, no more than 6,500,000 shares of common stock will be available under the 2017 Plan for delivery upon exercise of incentive stock options.

Administration of the 2017 Plan. The Committee administers and interprets the 2017 Plan and has the authority to determine:

•	persons to whom awards may be granted under the 2017 Plan;

•	the type, size and other terms and conditions of each award;

•	the time when the awards will be made and the duration of any applicable exercise or restriction period, including the criteria for vesting and the acceleration of vesting; and

•	any other matters arising under the 2017 Plan.

Except as provided by Rule 16b-3 under the Securities Exchange Act of 1934 or Section 162(m) of the Code, the 2017 Plan authorizes the Committee to delegate its authority and duties under the 2017 Plan in certain circumstances to our Chief Executive Officer and other senior officers.

The Committee has full power and authority to administer and interpret the 2017 Plan, to make factual determinations and to adopt or amend rules, regulations, agreements and instruments for implementing the 2017 Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. Except in connection with a corporate transaction involving Legg Mason (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding options or SARs (as defined below) or cancel outstanding options or SARs in exchange for cash, other awards or options or SARs with an exercise price that is less than the exercise price of the original options or SARs without stockholder approval.

Types of Awards. The 2017 Plan provides for the grant of any or all of the following types of awards: (1) stock options; (2) stock appreciation rights (“SARs”), in tandem with stock options or freestanding; (3) common stock, including restricted common stock, or common stock derivatives; (4) restricted stock units; (5) performance units; (6) performance shares; and (7) any other awards which are established by the Committee and are consistent with the 2017 Plan’s purpose. The Committee may grant these awards individually, in combination or in tandem.

Eligibility for Participation. Awards may be made to any eligible employee (including officers and employee directors) of Legg Mason or any of its subsidiaries as designated by the Committee. Nine executive officers and 934 employees received awards under the 1996 Plan for the fiscal year ended March 31, 2017. Subject to adjustment as described below (including for any stock splits or similar transactions), during any calendar year no participant may receive awards for more than 1,000,000 shares of common stock issued or available for issuance under the 2017 Plan.

Stock Options. Stock options granted under the 2017 Plan may be incentive stock options or “nonqualified stock options” that are not intended to qualify as incentive stock options within the meaning of Section 422 of the Code (“NQSOs”). As of May 31, 2017, we had 4,862,011 stock options outstanding with a weighted-average exercise price of $38.28 and a weighted-average remaining life of 5.01 years.

All stock options are subject to the terms and conditions set forth in the 2017 Plan as the Committee deems appropriate and as are specified in writing by the Committee to the participant in an award notice. The Committee must approve, or delegate the authority to approve, the form and provisions of each award notice.

The Committee fixes the option price per share at the date of grant. The option price of a stock option may not be less than the fair market value of the underlying shares of common stock on the date of grant. The Committee also determines the term of each option; however, the exercise period may not exceed ten years from the date of grant.

The Committee determines the exercisability of stock options and specifies this in the award notice. The Committee may also accelerate the exercisability of any stock option. A participant, or, in the discretion of the Committee, a properly authorized broker-dealer acting on behalf of a participant, may exercise a stock option by delivering notice of exercise to the Committee with accompanying payment of the option price. Under the 2017 Plan, a participant may pay the option price:

•	in cash, or by check, bank draft or money order;

•	by delivering shares of common stock or restricted common stock as to which restrictions have lapsed owned by the participant and having a fair market value on the date of exercise equal to the option price;

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•	by any combination of the foregoing; or

•	any other consideration the Committee deems appropriate, including net share settlement.

The participant must pay, at the time of exercise, the option price and the amount of any federal, state or local withholding tax due in connection with such stock option exercise. If the Committee approves, participants may elect to satisfy income tax withholding obligations by having shares withheld.

Stock Appreciation Rights. The Committee may grant SARs alone (“Freestanding SARs”) or in tandem with any stock option (“Tandem SARs”). A SAR entitles the participant, upon exercise, to receive the amount by which the fair market value of common stock on the date of exercise exceeds the fair market value of the stock on the date of grant.

A Tandem SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. A Tandem SAR is exercisable to the extent its related stock option is exercisable and the exercise price of the SAR is the same as the option price under the related stock option. Upon the exercise of a stock option as to some or all of the shares covered by the award, the related Tandem SAR is canceled automatically to the extent of the number of shares covered by the stock option exercise.

The Committee will, with regard to a Freestanding SAR, determine the number of shares subject to the SAR, the manner and time of the SAR’s exercise, and the exercise price of the SAR. However, the exercise price of a Freestanding SAR will in no event be less than the fair market value of the common stock on the date of the grant of the Freestanding SAR.

Stock Awards. The Committee may grant awards in the form of shares of common stock, restricted shares of common stock or restricted stock units (“Stock Awards”). Stock Awards may be granted purely as a bonus, subject to certain performance goals that meet the requirements of Section 162(m) of the Code, or for consideration, subject to any conditions and restrictions the Committee imposes. A participant to whom restricted stock units have been granted shall have only the rights of a general unsecured creditor of Legg Mason and shall not be a stockholder with respect to the shares underlying the restricted stock units unless and until the restricted stock units convert to shares of common stock. However, the Committee may, in its discretion, grant dividend equivalent rights with respect to restricted stock units.

Performance Shares. The Committee may grant performance shares, which are either shares of common stock or units which are expressed in terms of common stock. Performance share awards are contingent upon the attainment over a period to be determined by the Committee (the “Performance Period”) of certain performance objectives. The Committee will also determine the performance objectives to be achieved during a Performance Period and the measure of whether and to what degree the objectives have been attained.

Performance Units. The Committee may grant performance units, which are units valued by reference to criteria chosen by the Committee other than increases in the value of common stock. Performance units are similar to performance shares in that they are contingently awarded based on the attainment over a Performance Period of certain performance objectives. The length of the Performance Period, the performance objectives to be achieved during the Performance Period, and the measure of whether and to what degree such objectives have been achieved, will be determined by the Committee.

Other Incentive Awards. The Committee may provide for the grant of other forms on incentive awards not specified above under the terms of the 2017 Plan, including awards that are payable in whole or in part in cash and whose value is not related to common stock.

Awards Subject to Section 162(m). Section 162(m) of the Code generally disallows a public company’s deductions for employee remuneration exceeding $1,000,000 per year for the chief executive officer and any of the other three most highly compensated executive officers of the company, but contains an exception for qualified “performance-based compensation.” Compensation is performance-based if it is payable solely on account of the achievement of one or more objective business criteria.

The 2017 Plan provides that within 90 days after the start of each fiscal year or Performance Period, the Committee will:

•	designate the participants who are subject to the provisions of Section 162(m) of the Code;

•	select the performance goal or goals applicable to the year or other Performance Period; and

•	establish the amount or number, and the method of computing the amount or number of performance shares, performance units or other incentive awards which may be granted upon the attainment of the performance goals.

The performance goals are limited to one or more of the following business criteria, either individually or in combination:

•	basic, diluted or adjusted earnings per share (either before or after taxes);

•	growth in earnings per share of Common Stock;

•	return on average common equity, return on capital, return on equity;

•	net revenue;

•	operating income or profit;

•	net income or profit (either before or after taxes);

•	earnings and/or net income or profit before interest and taxes;

•	earnings and/or net income or profit before interest, taxes, depreciation and amortization;

•	margins, operating margins, adjusted margins or adjusted operating margins;

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•	return on assets;

•	net cash provided by operations;

•	free cash flow;

•	price of Common Stock;

•	book value per share;

•	economic profit;

•	economic value; and

•	total stockholder return.

Each performance goal listed above may be applicable to Legg Mason as a whole or to a business unit or subsidiary, or any combination of the foregoing, and may be applied on an absolute basis or relative to a pre-established target, to a previous year’s results or to a designated comparison group, in each case as specified by the Committee in the award.

Following the completion of each fiscal year or other Performance Period, the Committee will certify in writing whether the applicable performance goals have been achieved for the applicable period and the amount or number of performance shares, performance units or other incentive awards, if any, payable to Section 162(m) participants for the period. Legg Mason will pay the amounts due to a participant following the end of the applicable fiscal year or other Performance Period after the certification by the Committee.

The maximum annual amount that may be paid to a Section 162(m) participant under that section of the 2017 Plan for the 2017 fiscal year may not exceed $14,800,498 and for each subsequent fiscal year may not exceed 110% of the maximum amount for the preceding fiscal year. In determining this maximum amount, the value of any stock options, SARs, and other awards not governed by these 162(m) provisions are not included.

Other Terms of Awards. The 2017 Plan authorizes awards to be paid in cash, common stock, common stock derivatives, a combination of the foregoing, or any other form of property, as determined by the Committee. However, except in limited situations, stock options, stock settled SARs, stock awards and performance units or shares payable in shares of common stock must be paid in shares of common stock. If an award is granted in the form of a Stock Award or performance share, or in the form of any other stock-based grant (other than a stock option or SAR), the Committee may include, as part of the award, an entitlement to receive dividends or dividend equivalents. At the discretion of the Committee, a participant may defer payment of a Stock Award, performance share, performance unit, dividend or dividend equivalent.

The 2017 Plan provides for the forfeiture of awards in the event of termination of employment for a reason other than death, disability, retirement or any other approved reason. The 2017 Plan authorizes the Committee to promulgate administrative guidelines for the purpose of determining what treatment will be afforded a participant under the 2017 Plan in the event of his or her death, disability, retirement or termination for any other approved reason.

The Committee may, in an award notice or otherwise, establish terms, conditions, restrictions and/or limitations governing the grant of any award that are consistent with the 2017 Plan. Additionally, the Committee has broad authority to amend any unexercised, unearned, or unpaid award without a participant’s consent, unless the amendment is adverse to a participant’s interest. However, the Committee generally may not accelerate the payment or settlement of any award that constitutes a deferral of compensation for purposes of Section 409A of the Code.

Clawback Provision. All awards shall be subject to Legg Mason’s clawback, recoupment, forfeiture and repayment policies as in effect from time to time. By accepting an award, a participant agrees to repay or return to Legg Mason the gross amount received in payment or settlement of any award to the extent that the Committee requires such repayment in accordance with the terms and provisions of the applicable policy, as construed and applied by the Committee.

Restrictions on Transferability of Awards. No awards under the 2017 Plan may be transferred, except by will or the laws of descent and distribution, except, if permitted by the Committee and subject to any terms and conditions specified by the Committee, the participant may transfer an award to the participant’s family members or to one or more trusts established in whole or in part for the benefit of one or more family members. The restrictions described in this sentence do not apply to any restricted shares of common stock received in connection with an award after the date that the restrictions on transferability of the shares have lapsed. During the lifetime of the participant, a stock option, SAR or similar type of award shall be exercisable only by him or her or by the family member or trust to whom the stock option, SAR or other award has been transferred in accordance with the terms of the 2017 Plan.

Amendment, Term and Termination of the 2017 Plan. Through the Committee, we may amend or terminate the 2017 Plan at any time. To the extent required by applicable law or the rules of the New York Stock Exchange or the rules of any other exchange on which the common stock is listed, amendments to the 2017 Plan will not be effective unless they are approved by the stockholders.

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The 2017 Plan will become effective as of August 1, 2017, subject to its approval by the company’s stockholders at the 2017 Annual Meeting. As of the Effective Date, the 2017 Plan will supersede the 1996 Plan and no further grants or awards will be made under the 1996 Plan on or after the Effective Date. No incentive stock options may be granted under the 2017 Plan after the ten-year anniversary of the date that the 2017 Plan was approved by the Board.

Adjustment Provisions. In the event of a merger, consolidation, stock rights offering, liquidation, or similar event affecting Legg Mason or any of its affiliates, or a stock dividend, stock split, reverse stock split, separation, spinoff, disaffiliation, reorganization, extraordinary dividend of cash or other property, share combination, or recapitalization or similar event affecting the capital structure of the company, the Committee or the Board will make such equitable and appropriate substitutions or adjustments to the number of shares available for awards, the shares subject to any existing award, the aggregate number of shares reserved for issuance under the 2017 Plan, the various limitations set forth in the 2017 Plan upon certain types of awards and grants and the option prices or exercise prices of existing awards as it deems necessary.

Federal Income Tax Consequences. There are no federal income tax consequences to participants or to Legg Mason upon the grant of a NQSO under the 2017 Plan. Upon the exercise of NQSOs, a participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the shares of common stock at the time of exercise over the exercise price of the NQSO, and we will generally be entitled to a corresponding federal income tax deduction. Upon the sale of shares of common stock acquired by exercise of a NQSO, a participant will have a capital gain or loss (long-term or short-term depending upon the length of time the shares of common stock were held) in an amount equal to the difference between the amount realized upon the sale and the participant’s adjusted tax basis in the shares of common stock (the exercise price plus the amount of ordinary income recognized by the participant at the time of exercise of the NQSO).

Upon the grant or exercise of an incentive stock option within the meaning of Section 422 of the Code, no income will be realized by the participant for federal income tax purposes and Legg Mason will not be entitled to any deduction. However, the excess of the fair market value of the shares of common stock as of the date of exercise over the exercise price will constitute an adjustment to taxable income for purposes of the alternative minimum tax. If the shares are not disposed of within the one-year period beginning on the date of the transfer of such shares to the participant or within the two-year period beginning on the date of grant of the stock option, any profit realized by the participant upon the disposition of such shares will be taxed as long-term capital gain and no deduction will be allowed to the company. If the shares are disposed of within the one-year period from the date of transfer of such shares to the participant or within the two-year period from the date of grant of the stock option, the excess of the fair market value of the shares on the date of exercise or, if less, the fair market value on the date of disposition, over the exercise price will be taxable as ordinary income to the participant at the time of disposition, and a corresponding deduction will be allowable to Legg Mason.

Tax Withholding. We may require a participant to pay us the amount of any taxes which we are required to withhold in connection with any award or to take whatever action we deem necessary to satisfy any federal, state and local income and employment withholding tax obligations arising under the 2017 Plan. Our obligation to issue shares of common stock upon the exercise of a stock option or any other award is conditioned upon the Committee being satisfied that the grantee has complied with any tax withholding requirements. We may deduct from any cash payment under the 2017 Plan an amount sufficient to cover the participant’s federal, state and local withholding tax obligations associated with the award. To the extent permitted by applicable law, the Committee shall be entitled to deduct and withhold additional amounts so long as such additional deductions would not cause an award classified as equity under applicable accounting principles and standards to be classified as a liability under such principles and standards.

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PROPOSAL 3	APPROVAL OF AMENDMENT OF THE LEGG MASON, INC. EMPLOYEE STOCK PURCHASE PLAN

On April 24, 2017, the Board of Directors approved, subject to stockholder approval, an amendment of the Legg Mason, Inc. Employee Stock Purchase Plan (the “Stock Purchase Plan”) for the purpose of modifying the eligibility provisions for participation in the Stock Purchase Plan. The modification of the eligibility provisions will facilitate Legg Mason offering employees outside of the U.S. the opportunity to participate in the Stock Purchase Plan. The expansion of participation to employees worldwide is consistent with Legg Mason’s goal to synchronize benefits available to employees globally. If the amendment is not approved by stockholders, Legg Mason will not be able to provide non-U.S. employees the opportunity to purchase shares of Legg Mason common stock through payroll deductions. The Board of Directors believes the proposed amendment is in the best interest of Legg Mason and its stockholders because it increases the opportunity for stock ownership by Legg Mason employees, thereby aligning their interests with existing stockholders.

The Stock Purchase Plan originally was adopted by the Board of Directors in April 2001 and approved by stockholders in July 2001. The Board of Directors has amended the Stock Purchase Plan from time to time since 2001 without stockholder approval as permitted by the terms of the Stock Purchase Plan. The purpose of the Stock Purchase Plan is to provide employees of Legg Mason and its subsidiaries with the opportunity to purchase shares of Legg Mason common stock through voluntary payroll deductions. The Board of Directors believes that the Stock Purchase Plan promotes the attainment of our business objectives by allowing our employees to purchase Legg Mason’s common stock at a discount, thereby giving employees an interest in common with that of our stockholders. The Stock Purchase Plan covers a total of 4,500,000 shares of common stock (which number reflects all adjustments made under the plan’s terms through the latest amendment in October 2013). The primary features of the Stock Purchase Plan and proposed amendment are summarized below. The summary is qualified by, and subject to, the provisions of the Stock Purchase Plan as amended to date and should be referred to for a complete statement of the terms of the Stock Purchase Plan. The meaning of any capitalized terms not defined in this summary can be found in the Stock Purchase Plan.

Administration

The Stock Purchase Plan is administered by the Compensation Committee, which is composed solely of independent directors who are not eligible to participate in the Stock Purchase Plan. However, the Compensation Committee has delegated the day-to-day administration of the Stock Purchase Plan to employees in our Human Resources Department.

Eligibility

Currently, any regular employee of Legg Mason or one of its participating subsidiaries is eligible to participate in the Stock Purchase Plan so long as the employee

•	generally works more than 20 hours per week,

•	generally works more than five months per year, and

•	does not own 5% or more of our outstanding common stock.

Under the proposed amendment, subject to the applicable “Local Law,” as defined below, any employee of Legg Mason or one of its participating subsidiaries is eligible to participate in the Stock Purchase Plan so long as the employee

•	generally works more than 20 hours per week (unless such requirement would breach the applicable Local Law),

•	generally works more than five months in any calendar year (unless such requirement would breach the applicable Local Law), and

•	does not own 5% or more of our outstanding common stock.

“Local Law” means the laws of the jurisdiction in which the Legg Mason employer entity is incorporated or located or where the employee is employed or resides, including the securities regulatory body requirements and the taxation requirements of that same jurisdiction.

As of March 31, 2017, there were approximately 2,008 employees who were eligible to participate in the Stock Purchase Plan, including employees of the five investment affiliates that have elected to participate in the plan. Assuming, (i) the amended eligibility provisions had been in effect, and (ii) all non-U.S. affiliates are invited by the Compensation Committee to participate and elect to participate, approximately 2,825 employees would have been eligible to participate at March 31, 2017. As of March 31, 2017, four of our six executive officers were eligible to participate in the Stock Purchase Plan, and two of the eligible executive officers participated in the Stock Purchase Plan in fiscal year 2017. No member of the Board of Directors who is not an employee of the Legg Mason or a participating subsidiary, or who is a member of the Compensation Committee, is eligible to participate.

Operation of the Plan and Restrictions on Purchase

The Compensation Committee determines which Legg Mason subsidiaries are eligible to participate in the Stock Purchase Plan. Each eligible employee who elects to participate may authorize payroll deductions of not less than 1% and not more than 10% of his or her regular compensation, but not more than $21,700 in any calendar year. The participant may increase or decrease the amount of deductions at any time, but not more than four

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times during any calendar year. In addition, a participant may terminate payroll deductions under the Stock Purchase Plan at any time. A participant may resume payroll deductions, which will count toward the four permitted changes in a year. Payroll deductions under the Stock Purchase Plan cease immediately upon the employee’s retirement, resignation, death or other termination of employment.

Legg Mason and each participating subsidiary will contribute each payroll period an amount equal to 15% of the respective employer’s participants’ payroll deductions for the payroll period. Legg Mason’s Board of Directors may at any time increase or decrease the amount of the Legg Mason contribution, but may not increase it to more than 17.5% of employee contributions. Payroll deductions and Legg Mason contributions are accumulated and forwarded to a bank or other firm selected by Legg Mason (the “Agent”). As promptly as practicable after the end of each month, the Agent causes to be purchased on the open market as many shares of common stock as those funds will permit. The number of shares purchased depends upon the market price of the common stock at the time of each purchase. Shares purchased in each month are allocated on the basis of the average cost thereof among participants in proportion to the respective amount of funds contributed on behalf of each participant. Allocations are made in whole shares and fractional shares. The Stock Purchase Plan prevents any participant from acquiring under the plan in any year common stock with a fair market value when purchased in excess of $25,000. Payroll deductions in any year will cease if that threshold is reached.

Shares of common stock purchased under the Stock Purchase Plan are held by the Agent until the participant sells them or requests delivery of a certificate for the shares. The participant may request delivery of a certificate at any time (but only once in any year). If the participant elects to end payroll deductions, or if his or her employment terminates, uncertificated shares will automatically be delivered to the participant unless he or she instructs the Agent to deliver a share certificate or to sell the shares. Dividends on shares held in an account will be automatically reinvested in shares of common stock.

Legg Mason pays brokerage commissions and other charges with respect to purchases made under the Stock Purchase Plan and reinvestment of dividends under the Stock Purchase Plan. The participant may at any time instruct the Agent to sell all or any part of the shares held in his or her account, but partial sales are permitted only once in any year. Brokerage commissions and other charges in connection with sales are payable by the participant.

Basic Federal Income Tax Consequences

The following discussion of tax consequences relates only to U.S. federal income tax matters. The tax consequences of participating in the Stock Purchase Plan may vary according to country of participation. Also, the tax consequences of participating in the Stock Purchase Plan may vary with respect to individual situations and it should be noted that income tax laws, regulations and interpretations thereof change frequently. Legg Mason suggests that participants consult with their individual tax advisors to determine the specific tax consequences applicable to them, including the applicability and effect of state, local and foreign tax laws.

The Stock Purchase Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the U.S. Internal Revenue Code. For participants who are subject to U.S. income tax, amounts withheld from pay under the Stock Purchase Plan are included in taxable income in the year in which the amounts otherwise would have been received, but the participant is not taxed at the time of purchase on the Legg Mason contribution (currently 15% of the payroll deduction amount). However, a participant may have both ordinary income and capital gain income (or a capital loss) upon the disposition of the shares that were acquired under the plan. The amount of each type of income (or loss) will depend on when the participant disposes of the shares and the price that the participant realizes upon the disposition.

If the participant disposes of the shares within two years of purchase, the excess of the fair market value of the shares on the purchase date over the amount the participant paid for the shares is taxable to the participant as ordinary income in the year of disposition. This excess, which is effectively the amount of the contribution made by Legg Mason or the relevant participating subsidiary, will constitute ordinary income even if no gain is realized on the sale or a gratuitous transfer of the shares is made (for example, a gift). If the participant disposes of the shares for more than their tax basis (i.e., the participant’s cost plus the amount of taxable ordinary income recognized), the excess is taxable as long-term or short-term capital gain, depending on how long the shares were held; if the shares are sold for less than their tax basis, the loss is treated as a capital loss.

If the participant disposes of the shares after holding them for at least two years, or dies while holding the shares (regardless of whether the two-year holding period has expired), the same tax treatment applies, except that the amount recognized as ordinary income rather than capital gain is limited to any amount by which the value of the shares when sold exceeds the amount the participant paid for the shares; if the value of the shares is less than the amount the participant paid, no income is recognized (and the participant has a capital loss for the difference).

Legg Mason and the participating subsidiaries are not entitled to a tax deduction for their contribution, except to the extent that the participant disposes of his or her shares before the expiration of the two-year holding period.

Amendment or Termination

Legg Mason’s Board of Directors may amend the Stock Purchase Plan in any respect, except that certain amendments require the approval of Legg Mason’s stockholders. Without that approval, no amendment may be made (a) increasing or decreasing the total number of shares covered by the Stock Purchase Plan (except pursuant to the anti-dilution provisions of the Stock Purchase Plan), or (b) modifying the eligibility requirements for participation in the Stock Purchase Plan. Legg Mason’s Board of Directors may terminate the Stock Purchase Plan at any time. The Stock Purchase Plan automatically terminates when all 4,500,000 currently authorized shares have been acquired.

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New Plan Benefits

The benefits to be awarded under the Stock Purchase Plan to executive officers and other employees of Legg Mason depend upon their participation elections and are not presently determinable. As of March 31, 2017, approximately 2,020,099 shares of common stock had been purchased by employees, and approximately 12,118 shares had been purchased by executive officers. Please see the table on page 60 of this Proxy Statement under the caption “Additional Plan Information—New Plan Benefits” for more information.

The Board of Directors recommends a vote “FOR” the approval of the amendment to the eligibility provisions of the Legg Mason, Inc. Employee Stock Purchase Plan.

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ADDITIONAL PLAN INFORMATION

New Plan Benefits

The equity awards granted for fiscal year 2017, which would not have changed if the 2017 Plan had been in place instead of the 1996 Plan, and shares issued under the Stock Purchase Plan in fiscal year 2017, were as follows:

	Stock Options		Restricted Stock Units		Performance Share Units		Legg Mason, Inc. Employee Stock Purchase Plan
Name and Position	Number Granted	Dollar Value(1)	Shares Granted	Dollar Value(2)	Shares Granted	Dollar Value(3)	Shares Purchased(5)	Dollar Value(6)
Joseph A. Sullivan Chief Executive Officer	199,280	$1,660,000	44,102	$1,660,000	52,833	$1,660,000	955.5566	$28,082.73
Peter H. Nachtwey Chief Financial Officer	57,143	476,000	12,673	477,000	15,150	476,000	–	–
Thomas K. Hoops Executive Vice President	46,819	390,000	10,361	390,000	12,412	390,000	–	–
Terence Johnson Executive Vice President(4)	66,678	555,560	14,756	555,560	17,678	555,560	–	–
Thomas C. Merchant General Counsel	30,012	250,000	6,642	250,000	7,957	250,000	16.8413	517.04
All current executive officers as a group	420,556	3,503,396	93,133	3,505,688	111,498	3,503,396	2,692.3251	83,842.89
All non-executive directors as a group	–	–	–	–	–	–	–	–
All non-executive officer employees as a group	–	–	1,352,645	50,885,219	–	–	173,385.377	4,932,652.33
(1)	Stock option awards are valued for this table as of the grant date (May 15, 2017) using a Black-Scholes option pricing model. The amount reported represents the grant date fair value as calculated in accordance with accounting guidance.
(2)	Restricted stock unit awards are valued for this table as of the grant date (May 15, 2017) using the average of the high and low trading prices of our common stock on that date.
(3)	Performance share unit awards are valued for this table as of the grant date (May 15, 2017) using a Monte-Carlo simulation pricing model. The amount reported represents the grant date fair value as calculated in accordance with accounting guidance.
(4)	Mr. Johnson’s equity incentive awards were determined in GBP and converted to U.S. dollars for reporting purposes at the conversion rate of 1.292 on May 15, 2017, which was the grant date. Conversion rate data is obtained from xe.com.
(5)	Shares purchased includes shares purchased with employee contributions, employer contributions and dividend reinvestments, except for Mr. Merchant, whose shares for fiscal year 2017 were purchased solely through dividend reinvestment.
(6)	Dollar value represents the aggregate cost of shares purchased.

The closing price of our common stock on the New York Stock Exchange on May 25, 2017 was $37.43 per share.

Equity Compensation Plan Information

The following table provides information about our equity compensation plans as of March 31, 2017.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders	8,991,981 (1)	$38.15 (2)	6,336,540	(3)(4)
Equity compensation plans not approved by stockholders	—	—	—
Total	8,991,981	$38.15	6,336,540	(3)(4)
(1)	Includes 540,479 shares of Legg Mason Common Stock that are held in a trust pending distribution of phantom stock units. The phantom stock units, which are converted into shares of common stock on a one-for-one basis upon distribution, were granted to plan participants upon their deferral of compensation or dividends paid on phantom stock units. When amounts are deferred, participants receive a number of phantom stock units equal to the deferred amount divided by 90% to 95% of the fair market value of a share of common stock. Also includes 66,404 restricted stock units granted to non-employee directors as equity compensation that are converted into shares of common stock on a one-for-one basis upon distribution.
(2)	Weighted-average exercise price does not include phantom stock units or restricted stock units that will be converted into common stock on a one-for-one basis upon distribution at no additional cost, and were granted as described in footnote (1).
(3)	In addition, 254,594 shares of common stock may be issued under the Legg Mason & Co, LLC Deferred Compensation/Phantom Stock Plan upon the distribution of phantom stock units that may be acquired in the future as described in footnote (1).
(4)	3,659,024 of these shares may be issued under the 1996 Plan as stock options, restricted or unrestricted stock grants or any other form of equity compensation. 197,616 of these shares may be issued under the Legg Mason, Inc. Equity Plan for Non-Employee Directors as grants of stock or restricted stock units. 2,479,900 of these shares may be purchased under the Stock Purchase Plan, which acquires the shares that are purchased thereunder in the open market.

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PROPOSAL 4	ADVISORY VOTE TO APPROVE THE COMPENSATION OF LEGG MASON’S NAMED EXECUTIVE OFFICERS

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, we provide stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. At our 2011 Annual Meeting of Stockholders, we submitted a non-binding advisory vote to our stockholders to determine the frequency of our future say on pay votes. In that vote, we recommended, and a majority of our stockholders approved, an annual say on pay vote. The Board of Directors decided to submit a say on pay vote to our stockholders annually. As is required by SEC rules, we will hold an advisory vote on frequency of say on pay votes every six years. As discussed in Proposal 5 in this Proxy Statement, we again recommend an annual say on pay vote. After this Annual Meeting of Stockholders, the next such vote will be held at our Annual Meeting of Stockholders in 2023.

The compensation of our named executive officers is performance-oriented and consistent with the interests of our stockholders. Our compensation programs for named executive officers are intended to link compensation to performance; to provide competitive compensation levels to attract, incent, retain and reward executives; and to align management’s interests with those of our stockholders.

Our named executive officer compensation is primarily based on incentive compensation, typically paid in a combination of cash bonuses and long-term equity awards which include performance based awards as well as awards that vest over a specified period of time. Base salaries constitute a relatively small portion of the compensation of our named executive officers. Incentive compensation awards are made after a fiscal year end and are primarily based upon our corporate performance and the performance of our named executive officers. As part of fiscal year 2017 incentive compensation, we awarded performance share units that will result in payout only based on performance relative to a defined group of peers over a three year period that began on April 1, 2017. Our equity incentive awards are designed to tie a significant portion of incentive compensation directly to the long-term performance of Legg Mason, as measured by our stock price. We also have adopted a policy for recoupment of incentive compensation from named executive officers in the event a named executive officer’s acts or omissions contribute to a need for a restatement of our financial results or if a named executive officer is terminated with cause.

We encourage stockholders to read the “Compensation Discussion and Analysis” section of this Proxy Statement, the Summary Compensation Table and the other related tables and disclosures for a detailed description of the fiscal year 2017 compensation of our named executive officers. As is discussed in more detail above, we believe that our named executive officer compensation for fiscal year 2017 appropriately reflects our financial performance and strategic accomplishments during the fiscal year and is supported by comparisons of our compensation levels to that of our competitors.

Management’s successes during the year included the following actions that position Legg Mason for growth:

•	Driving strong sales through a focus on expanded client choice, despite industry-wide investor moves to passive strategies

•	Completing two acquisitions including a robo adviser, plus a business combination, along with three divestitures to add capabilities and rationalize Legg Mason’s portfolio of investment affiliates

•	Expanding investment offerings in response to investor demand for choice with new products and vehicles, including ETFs, across investment affiliates, investment strategies and markets

•	Continuing to calibrate costs and diversify our business amidst rapid change in the asset management industry

The Compensation Committee made executive incentive award decisions based on performance during the year, including the performance metrics and strategic qualitative factors discussed below. The following table summarizes the performance metrics the Committee reviewed in making compensation decisions:

Metric*	FY2017 Target	FY2017 Actual	FY2016 Actual	Change from FY2016 Actual to FY2017 Target
Net long-term AUM flows	$18.2 billion	$(1.6) billion	$(11.2) billion	$29.4 billion
Net revenues	$2,381 million	$2,388 million	$2,115 million	$266 million
Global distribution unit gross sales	$72 billion	$81.9 billion	$70 billion	$2 billion
Global distribution unit earnings contribution	$203 million	$249 million	$253 million	$(50) million
Earnings per share	$2.19	$2.18	($0.25)	$2.44
Net new long-term advisory fee revenue	$34 million	$(39) million	$(143) million	$177 million
Bank EBITDA	$673 million	$609 million	$632 million	$41 million
Operating margin, as adjusted	22.8%	19.4%	18.6%	0.8%
*	Bank EBITDA and operating margin, as adjusted are non-GAAP financial measures. Please see Annex A for a reconciliation of each of these measures to the respective most nearly comparable GAAP measure.

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The Committee considered the following relative performance metrics, among Legg Mason and the group of nine other publicly traded asset management companies that the Committee uses to assess compensation programs and amounts:

•	Legg Mason’s organic growth rate for the trailing twelve months ended December 2016 (the most current year for which peer data was available at the time the Committee met in April 2017) was negative 3.3%, compared to the peer median of 1.2% for that period. Legg Mason’s organic growth rate for fiscal year 2017 was negative 0.4%, however.

•	Legg Mason’s net income growth of 2.7% ranked third for the trailing twelve months ended December 2016, but was negative for that period excluding significant non-recurring items.

•	Legg Mason’s total stockholder return for the fiscal year of 6.9% ranked fourth for the fiscal year ended March 2017.

The Compensation Committee also evaluated the following strategic qualitative factors:

Products	Commercialized eight products in the U.S. across six investment affiliates; expanded the ETF product suite; and negotiated an agreement with a large asset management firm for their use of Precidian Investment LLC’s ActiveShares, subject to approval by the Securities and Exchange Commission
Performance	Developed oversight process for non-revenue share investment affiliates; focused investment affiliate board agendas on growth plans; and launched investment affiliate CEO summit to enhance collaboration with investment affiliates
Distribution	Enhanced use of sales analytics to drive client engagement and productivity; partnered with investment affiliates to drive growth in retail distribution; and formalized arrangements to provide institutional coverage for affiliates in strategic markets
Productivity	Finalized vendor selection and implementation plans for cloud utilization and enhanced enterprise data management; developed diversity metrics and implemented tracking; established Executive Diversity Council of 14 global leaders; and implemented new diversity requirements for recruiting

We believe that a comparison of the compensation amounts (salary plus incentive award) we paid to our named executive officers for fiscal year 2017 with amounts paid by competitor asset management firms supports a conclusion that the compensation paid by Legg Mason is appropriate. The fiscal year 2017 compensation paid to our Chief Executive Officer was held flat to his fiscal year 2016 compensation (which had been reduced 20% from his fiscal year 2015 compensation), and ranked below the median when compared to the total compensation paid to chief executive officers at the asset management competitors in the group of nine other public company peers which the Committee uses for CEO compensation comparisons. For our other named executive officers, whose compensation is evaluated in comparison to a larger peer group of asset management firms, Legg Mason’s salaries are in the second quartile for one of our named executive officers, the third quartile for two named executive officers and bottom quartile for one named executive officer. Total compensation was in the second quartile for two of our named executive officers and third quartile for two named executive officers.

The vote on this resolution is not intended to address any specific element of compensation; rather, the advisory vote relates to the overall compensation of our named executive officers. This vote is advisory and therefore not binding on Legg Mason. However, we value the opinion of our stockholders and the Board of Directors and the Committee will review the voting results and will take into account the outcome of the vote when considering future compensation decisions for the named executive officers.

Accordingly, we ask our stockholders to vote on the following resolution:

“RESOLVED, that Legg Mason’s stockholders approve, on a non-binding advisory basis, the compensation paid to Legg Mason’s named executive officers, as disclosed in Legg Mason’s Proxy Statement for the 2017 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the “Compensation Discussion and Analysis,” the compensation tables and narrative discussion.”

The Board of Directors recommends a vote “FOR” approving the named executive officer compensation as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC.

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PROPOSAL 5	ADVISORY VOTE ON THE FREQUENCY WITH WHICH TO HOLD AN ADVISORY VOTE ON COMPENSATION OF LEGG MASON’S NAMED EXECUTIVE OFFICERS

In addition to the advisory vote on named executive officer compensation, we are asking stockholders to vote, on an advisory basis, on the recommended frequency for which we will hold future stockholder advisory votes on named executive officer compensation. In accordance with Section 14A of the Securities Exchange Act of 1934, stockholders have the opportunity to vote on whether advisory votes on named executive officer compensation should be held every year, every two years, or every three years. In 2011, when the say on pay advisory vote was first implemented, we included in our 2011 proxy statement a request for our stockholders to indicate whether they wished to have the vote occur every year, every other year or every third year. At that time, our Board of Directors recommended, and our stockholders approved, an annual advisory vote on named executive officer compensation.

After careful consideration, our Board of Directors has determined that holding an advisory vote on named executive officer compensation annually continues to be the most appropriate policy for Legg Mason at this time, and recommends that stockholders vote for Legg Mason to hold annual advisory votes on named executive officer compensation. While our executive compensation programs are designed to promote a long-term connection between pay and performance, the Board of Directors recognizes that an annual advisory vote on named executive officer compensation allows our stockholders to provide us every year with their view on our compensation philosophy, policies and practices as disclosed in the proxy statement for the annual meeting of stockholders. We believe that an annual advisory vote on named executive officer compensation is consistent with our practice of seeking the views of, and engaging in discussions with, our stockholders on corporate governance matters and other matters of significance.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years or you may abstain from voting. The Board of Directors will take the stockholders’ recommendation into account when considering the frequency of holding advisory votes on named executive officer compensation. However, because this vote is advisory and not binding, the Board may decide that it is in the best interests of stockholders for the company to hold an advisory vote on named executive officer compensation more or less frequently than the option receiving the greatest number of votes of our stockholders.

The Board of Directors recommends a vote for the option of once every “ONE YEAR” as the frequency with which stockholders are provided an advisory vote on named executive officer compensation.

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PROPOSAL 6	RATIFICATION OF THE APPOINTMENT OF LEGG MASON’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit Legg Mason’s financial statements. The Audit Committee has appointed PricewaterhouseCoopers LLP to be our independent registered public accounting firm for the fiscal year ending March 31, 2018. PricewaterhouseCoopers LLP and its predecessor firms have been retained as our independent registered public accounting firm continuously since 1983. The Audit Committee is responsible for approving audit fees associated with the retention of PricewaterhouseCoopers LLP. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be regular rotation of the independent registered public accounting firm. Further, in conjunction with the mandated rotation of the audit firm’s lead engagement partner, the Audit Committee and its Chairman are directly involved in the selection of PricewaterhouseCoopers LLP’s new lead engagement partner. The members of the Audit Committee and the Board believe that the continued retention of PricewaterhouseCoopers LLP to serve as Legg Mason’s independent registered public accounting firm is in the best interests of Legg Mason and its stockholders.

The appointment of PricewaterhouseCoopers LLP will be submitted for ratification by our stockholders at the Annual Meeting. Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

We are voluntarily submitting the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm to our stockholders for ratification because we believe it is a matter of good corporate practice. If our stockholders do not ratify the appointment, our Audit Committee will reconsider whether to retain PricewaterhouseCoopers LLP, but still may retain them. Even if the appointment is ratified, our Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of Legg Mason and our stockholders.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of Legg Mason’s independent registered public accounting firm.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional services rendered by PricewaterhouseCoopers LLP for the audit of our consolidated financial statements for the fiscal years ended March 31, 2017 and March 31, 2016 and fees billed for other services rendered by PricewaterhouseCoopers LLP during those periods.

	2017	2016
Audit Fees(1)	$7,575,000	$7,421,000
Audit-Related Fees(2)	1,161,000	1,778,000
Tax Fees(3)	1,024,000	414,000
All Other Fees(4)	691,000	689,000
Total Fees	$10,451,000	$10,302,000

Fiscal year 2016 items have been adjusted to reflect payments made in fiscal year 2017.

(1)	Audit fees consisted of fees for the annual audit, including an audit of internal controls over financial reporting and quarterly reviews of our financial statements, and services provided for statutory audits of certain subsidiaries.
(2)	Audit-related fees consisted of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, attest services related to compliance with investment performance standards, fees for reviews of controls related to certain processes at asset management subsidiaries and services provided in connection with other statutory or regulatory filings or engagements including consents related to SEC filings.
(3)	Tax fees consisted primarily of tax advice and compliance for domestic and international matters.
(4)	All other fees included custody audits at certain subsidiaries, audit and tax services of consolidated investment vehicles, and due diligence reviews.

Pre-Approval of the Independent Registered Public Accounting Firm Services

The Audit Committee approves all audit and permitted non-audit services to be performed for Legg Mason or its subsidiaries by PricewaterhouseCoopers LLP. The Chairman of the Audit Committee may pre-approve permissible proposed non-audit services that arise between committee meetings if the decision to pre-approve the service is presented for ratification at the next scheduled Audit Committee meeting.

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STOCKHOLDER PROPOSALS FOR 2018 ANNUAL MEETING

We must receive in writing, at our principal executive offices located at 100 International Drive, Baltimore, Maryland 21202, Attn: Corporate Secretary, any stockholder proposal intended for inclusion in the proxy material for the 2018 Annual Meeting of Stockholders on or before February 14, 2018. The inclusion of any proposal will be subject to applicable rules of the SEC. Under our Bylaws, stockholders who would like to submit proposals for the 2018 Annual Meeting of Stockholders must deliver written notice of the proposal to our Corporate Secretary, at the above address, between January 15, 2018 and February 14, 2018. In the event our 2018 Annual Meeting of Stockholders is held more than 30 days before or after July 26, 2017, notice must be delivered between the 150th day prior to the date of the meeting and 5:00 p.m., Eastern Time, on the later of the 120th day before the meeting or the tenth day following the day on which we publicly announce the date of the meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, our executive officers and directors are required to file with the SEC and the NYSE reports of their ownership of our common stock. Based solely on a review of copies of such reports furnished to us, or written representations that no reports were required, we believe that during the fiscal year ended March 31, 2017 our executive officers and directors complied with the Section 16(a) requirements.

OTHER MATTERS

To the extent that this Proxy Statement is incorporated by reference into any of our other filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the sections of this Proxy Statement titled “Compensation Committee Report,” and “Audit Committee Report” (to the extent permitted by the rules of the SEC) will not be deemed incorporated, unless specifically provided otherwise in such filing.

All descriptions of benefits plans and agreements contained in this Proxy Statement are summaries and are qualified in their entirety by reference to the actual plans or agreements.

For those stockholders who receive the Notice of Internet Availability of Proxy Materials, this Proxy Statement and the 2017 Annual Report are also available at Legg Mason’s website at www.leggmason.com under the “About-Investor Relations” section. In addition, a copy of the 2017 Annual Report will be provided without charge upon the written request of any stockholder to Investor Relations, Legg Mason, 100 International Drive, Baltimore, MD 21202. For directions to the Annual Meeting of Stockholders, please visit our website at: https://www.leggmason.com/en-us/site/contact/driving-directions.html.

Our Board of Directors is not aware of any other matters to come before the Annual Meeting. If any other matters should come before the Meeting, the persons named in the enclosed proxy will act thereon according to their best judgment.

By order of the Board of Directors,

THOMAS C. MERCHANT
Secretary

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ANNEX A	SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION

As supplemental information, we are providing a liquidity measure for “Bank EBITDA”, and a performance measure for “Operating Margin, as Adjusted” each of which are based on methodologies other than generally accepted accounting principles (“non-GAAP”). Our management uses these measures as benchmarks in evaluating and comparing our period-to-period liquidity and operating performance.

Bank EBITDA

We define “Bank EBITDA” as cash provided by (used in) operating activities plus (minus) interest expense, net of accretion and amortization of debt discounts and premiums, current income tax expense (benefit), the net change in assets and liabilities, net (income) loss attributable to noncontrolling interests, net gains (losses) on consolidated investment vehicles, net gains and earnings on investments, and other, which is principally comprised of acquisition and transition-related costs. The net change in assets and liabilities adjustment aligns with the GAAP basis Consolidated Statements of Cash Flows. Bank EBITDA is a non-GAAP liquidity measure. This definition results in a metric that is the same amount as EBITDA used in covenants in our revolving credit facility agreement, except for certain acquisition-related adjustments that are required for the covenants but are excluded from Bank EBITDA used by the Compensation Committee.

The calculation of Bank EBITDA is as follows (dollars in thousands):

	For the Years Ended March 31,
	2017	2016
Cash provided by operating activities, GAAP basis	$539,772	$454,451
Plus (less):
Interest expense, net of accretion and amortization of debt discounts and premiums	107,482	45,323
Current tax expense	26,371	15,419
Net change in assets and liabilities	(33,900)	26,565
Net change in assets and liabilities of consolidated investment vehicles	(41,365)	3,519
Net gains (losses) on consolidated investment vehicles	13,329	(7,243)
Net (income) loss attributable to noncontrolling interests	(59,447)	7,878
Net gains and earnings on investments	9,717	13,404
Other, principally acquisition and transition-related costs	46,735	72,270
Bank EBITDA	$608,694	$631,586

Operating Margin, as Adjusted

We calculate “Operating Margin, as Adjusted,” by dividing (i) Operating Income, adjusted to exclude the impact on compensation expense of gains or losses on investments made to fund deferred compensation plans, the impact on compensation expense of gains or losses on seed capital investments by our affiliates under revenue sharing arrangements, amortization related to intangible assets, income (loss) of CIVs, the impact of fair value adjustments of contingent consideration liabilities, if any, and impairment charges by (ii) our operating revenues, adjusted to add back net investment advisory fees eliminated upon consolidation of investment vehicles, less distribution and servicing expenses which we use as an approximate measure of revenues that are passed through to third parties, and less performance fees that are passed through as compensation expense or net income (loss) attributable to noncontrolling interests, which we refer to as “Operating Revenues, as Adjusted.” The deferred compensation items are removed from Operating Income in the calculation because they are offset by an equal amount in Non-operating income (expense), net, and thus have no impact on Net Income (Loss) Attributable to Legg Mason, Inc. We adjust for the impact of the amortization of management contract assets and the impact of fair value adjustments of contingent consideration liabilities, if any, which arise from acquisitions to reflect the fact that these items distort comparison of our operating results with the results of other asset management firms that have not engaged in significant acquisitions. Impairment charges and income (loss) of CIVs are removed from Operating Income in the calculation because these items are not reflective of our core asset management operations. We use Operating Revenues, as Adjusted, in the calculation to show the operating margin without distribution and servicing expenses, which we use to approximate our distribution revenues that are passed through to third parties as a direct cost of selling our products, although distribution and servicing expenses may include commissions paid in connection with the launching of closed-end funds for which there is no corresponding revenue in the period. We also use Operating Revenues, as Adjusted, in the calculation to show the operating margin without performances fees which are passed through as compensation expense or net income (loss) attributable to noncontrolling interests per the terms of certain more recent acquisitions. Operating Revenues, as Adjusted, also include our advisory revenues we receive from consolidated investment vehicles that are eliminated in consolidation under GAAP.

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We believe that Operating Margin, as Adjusted, is a useful measure of our performance because it provides a measure of our core business activities. It excludes items that have no impact on Net Income (Loss) Attributable to Legg Mason, Inc. and indicates what our operating margin would have been without distribution revenues that are passed through to third parties as a direct cost of selling our products, performance fees that are passed through as compensation expense or net income (loss) attributable to noncontrolling interests per the terms of certain more recent acquisitions, amortization related to intangible assets, changes in the fair value of contingent consideration liabilities, if any, impairment charges, and the impact of the consolidation of certain investment vehicles described above. The consolidation of these investment vehicles does not have an impact on Net Income (Loss) Attributable to Legg Mason, Inc. This measure is provided in addition to our operating margin calculated under GAAP, but is not a substitute for calculations of margins under GAAP and may not be comparable to non-GAAP performance measures, including measures of adjusted margins of other companies.

The calculation of Operating Margin and Operating Margin, as Adjusted, is as follows (dollars in thousands):

	For the Years Ended March 31,
	2017	2016	2015
Operating Revenues, GAAP basis	$2,886,902	$2,660,844	$2,819,106
Plus (less):
Pass-through performance fees	(60,756)	—	—
Operating revenues eliminated upon consolidation of investment vehicles	529	318	721
Distribution and servicing expense, excluding consolidated investment vehicles	(499,126)	(545,668)	(594,746)
Operating Revenues, as Adjusted	$2,327,549	$2,115,494	$2,225,081
Operating Income, GAAP basis	$422,243	$50,831	$498,219
Plus (less):
Gains (losses) on deferred compensation and seed investments, net	14,427	(1,205)	9,369
Impairment of intangible assets	35,000	371,000	—
Contingent consideration fair value adjustments	(39,500)	(33,375)	—
Amortization of intangible assets	26,190	4,979	2,625
Operating income and expenses of consolidated investment vehicles, net	819	461	899
Operating Income, as Adjusted	$459,179	$392,691	$511,112
Operating Margin, GAAP basis	14.6%	1.9%	17.7%
Operating Margin, as Adjusted	19.7	18.6	23.0

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Appendix A

LEGG MASON, INC.

2017 EQUITY INCENTIVE PLAN

1.	Purpose

The purpose of the Plan is to provide motivation to Eligible Employees of the Company and its Subsidiaries to put forth maximum efforts toward the continued growth, profitability, and success of the Company and its Subsidiaries by providing incentives to such Eligible Employees through the ownership and performance of the Common Stock and the grant of Awards whose value is based in whole or in part on the value of Common Stock. Toward this objective, the Committee may grant stock options, stock appreciation rights, Stock Awards, performance units, performance shares, and other incentive awards to Eligible Employees of the Company and its Subsidiaries on the terms and subject to the conditions set forth in the Plan.

2.	Definitions

2.1      “Award” means any form of stock option, SAR, Stock Award, performance unit, performance shares or other incentive award granted under the Plan, whether individually, in combination, or in tandem, to a Participant by the Committee pursuant to such terms, conditions, restrictions, and/or limitations, if any, as the Committee may establish by the Award Notice or otherwise.

2.2      “Award Notice” means a written notice from the Company to a Participant that establishes the terms, conditions, restrictions, and/or limitations applicable to an Award in addition to those established by this Plan and by the Committee’s exercise of its administrative powers. An Award Notice may be in paper, electronic or other appropriate format, as determined by the Committee.

2.3      “Board” means the Board of Directors of the Company.

2.4      “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.5      “Committee” means the Compensation Committee of the Board (or such other committee designated by the Board) authorized to administer the Plan under Section 3. So long as required by law, the Committee shall consist of not less than two members, each of whom shall be (i) independent within the meaning of applicable rules of the New York Stock Exchange (or other principal registered national securities exchange on which the Common Stock is listed); (ii) a “non-employee director” within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act; and (iii) an “outside director” within the meaning of Section 162(m) of the Code and related Treasury regulations; provided, however, that the inadvertent failure of any of its members to satisfy one or more of the foregoing standards will not invalidate any action or determination taken or made by the Committee.

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2.6      “Common Stock” means common stock, par value $.10 per share, of the Company.

2.7      “Company” means Legg Mason, Inc.

2.8      “Effective Date” has the meaning set forth in Section 6.

2.9      “Eligible Employee” means any officer of the Company or a Subsidiary and any other employee of the Company or a Subsidiary so designated by the Committee.

2.10      “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.11      “Fair Market Value” of the Common Stock for any purpose on a particular date means the mean of the high and low sales prices of the Common Stock, unless the Committee authorizes a different calculation of sales price for such date, as reported by the New York Stock Exchange (or other principal registered national securities exchange on which the Common Stock is listed), or, if the Common Stock is not listed on such an exchange, as quoted on a nationally recognized inter-dealer quotation system; provided, however, that, if there is no trading on such date, Fair Market Value shall be deemed to be the mean of the high and low sales prices of the Common Stock on the last preceding date on which the Common Stock was traded, calculated as authorized by the Committee. If the Common Stock is not listed on any registered national securities exchange or quoted on a nationally recognized inter-dealer quotation system, then the Fair Market Value of the Common Stock shall be determined in good faith by the Committee by the reasonable application of a reasonable valuation method consistent with Section 409A of the Code and the regulations promulgated thereunder.

2.12      “Freestanding SAR” has the meaning set forth in Section 9(a).

2.13      “Individual Limit” has the meaning set forth in Section 5(b).

2.14      “Participant” means any Eligible Employee to whom an Award has been granted by the Committee under this Plan.

2.15      “Plan” means the Legg Mason, Inc. 2017 Equity Incentive Plan, as the same may amended from time to time.

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2.16      “Plan Limit” has the meaning set forth in Section 5(a).

2.17      “Prior Plan” means the Legg Mason, Inc. 1996 Equity Incentive Plan, including amendments thereto through July 26, 2011.

2.18      “Prior Plan Award” means an award granted under the Prior Plan prior to the Effective Date.

2.19      “SAR” has the meaning set forth in Section 5(d).

2.20      “Stock Award” means an award granted pursuant to Section 10 hereof in the form of shares of Common Stock, restricted shares of Common Stock, or Units of Common Stock.

2.21      “Subsidiary” means (i) a corporation or other business entity in which the Company directly or indirectly has an ownership interest of 50 percent or more and (ii) solely for purposes of the grant of incentive stock options, subsidiary within the meaning of Section 424(f) of the Code.

2.22      “Tandem SAR” has the meaning set forth in Section 9(a).

2.23      “Unit” means a bookkeeping entry used by the Company to record and account for the grant of the following Awards until such time as the Award is paid, cancelled, forfeited or terminated, as the case may be: Units related to Common Stock (commonly referred to as restricted stock units), performance units, and performance shares which are expressed in terms of Units of Common Stock.

3.	Administration

The Plan shall be administered by the Committee. The Committee shall have the authority to (a) interpret the Plan and make factual determinations; (b) establish or amend such rules and regulations as it deems necessary for the proper operation and administration of the Plan; (c) select from time to time the Eligible Employees to receive Awards under the Plan; (d) determine the form of an Award, whether a stock option, stock appreciation right, Stock Award, performance unit, performance share, or other incentive award established by the Committee in accordance with clause (h) below, the number of shares of Common Stock or Units subject to the Award, all the terms, conditions, restrictions and/or limitations, if any, of an Award, including the time and conditions of exercise or vesting, and the terms of any Award Notice, which may include the waiver or amendment of prior terms and conditions or acceleration or early vesting or payment of an Award under certain circumstances determined by the Committee; (e) determine whether Awards will be granted individually, in combination or in tandem; (f) grant waivers of Plan terms, conditions, restrictions, and limitations; (g) accelerate the vesting, exercise, or

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payment of an Award or the performance period of an Award when such action or actions would be in the best interest of the Company; (h) establish such other types of Awards, besides those specifically enumerated in Section 2.1 hereof, which the Committee determines are consistent with the Plan’s purpose; and (i) take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan; provided, however, that the Committee may not exercise its authority or discretion in a manner that would cause an Award to violate the provisions of Section 409A of the Code. All determinations of the Committee shall be made by a majority of its members, and its determinations shall be final, binding and conclusive on all interested persons, including the Company and each Participant. All actions required of the Committee under the Plan shall be made in the Committee’s sole discretion, not in a fiduciary capacity and need not be uniformly applied to other persons, including similarly situated persons. The Committee may delegate its authority and duties under the Plan to the Chief Executive Officer and/or to other senior officers of the Company under such conditions and/or subject to such limitations as the Committee may establish; provided, however, that only the Committee may (i) grant Awards under Section 14 or (ii) grant Awards to Participants who are subject at the time of grant to Section 16 of the Exchange Act or whose compensation is to be determined by the Committee pursuant to the Committee’s charter or other governing document approved by the Board.

4.	Eligibility

Any Eligible Employee is eligible to become a Participant of the Plan.

5.	Shares Available

(a) Plan Limit. The maximum number of shares of Common Stock, $0.10 par value per share, of the Company which shall be available for grant of Awards under the Plan (including incentive stock options) during its term shall not exceed the sum of (i) 6,500,000 and (ii) the number of shares of Common Stock available for issuance under the Prior Plan on the Effective Date (the “Plan Limit”) (such amount shall be subject to adjustment as provided in Section 21 for events occurring after the Effective Date).

(b) Individual Limit. Notwithstanding anything in the Plan to the contrary, the maximum aggregate number of shares of Common Stock that shall be subject to Awards granted under the Plan to any one individual during any calendar year shall be 1,000,000 (such amount shall be subject to adjustment as provided in Section 21) (the “Individual Limit”). With respect to performance units, performance shares, or other types Awards that vary the number of shares of Common Stock that may be delivered in settlement of the Award based upon the achievement of performance criteria, the calculation of the Individual Limit shall be based upon the maximum number of shares issuable under each such Award.

(c) ISO Limit. No more than 6,500,000 shares of Common Stock shall be available under the Plan for delivery upon exercise of incentive stock options within the meaning of Section 422 of the Code (such amount shall be subject to adjustment as provided in Section 21).

(d) Increases to Plan Limit. Any shares of Common Stock related to Awards or Prior Plan Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of shares, are settled in cash in lieu of Common Stock, or are exchanged in the

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Committee’s discretion for Awards not involving Common Stock, shall be available again for grant under the Plan. Further, any shares of Common Stock which are used by a Participant for the full or partial payment to the Company of the purchase price of shares of Common Stock upon exercise of a stock option granted under the Plan or the Prior Plan, or for any withholding taxes due as a result of such exercise of an Award or Prior Plan Award, shall again be available for grants under the Plan. Only shares of Common Stock delivered upon exercise of a stock appreciation right (“SAR”) shall be counted against the Plan Limit, and any shares covered by a SAR in excess of the number of shares of Common Stock delivered upon exercise of such SAR shall again be available for grant under the Plan. Notwithstanding the foregoing, this Section 5(d) shall apply only to those Prior Plan Awards that are outstanding on the Effective Date.

(e) Source of Shares. The shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares.

6.	Term

The Plan shall become effective as of August 1, 2017 (the “Effective Date”), subject to its approval by the Company’s shareholders at the 2017 Annual Meeting. As of the Effective Date, the Plan shall supersede the Prior Plan and no further grants or awards shall be made under the Prior Plan on and after the Effective Date. No Awards shall be exercisable or payable before approval of the Plan has been obtained from the Company’s shareholders. No incentive stock options shall be granted under the Plan after the earlier to occur of the Effective Date and the date that the Plan is approved by the Board.

7.	Participation

The Committee shall select, from time to time, Participants from those Eligible Employees who, in the opinion of the Committee, can further the Plan’s purposes. Once a Participant is so selected, the Committee shall determine the type or types of Awards to be made to the Participant and shall establish in the related Award Notices the terms, conditions, restrictions and/or limitations, if any, applicable to the Awards in addition to those set forth in this Plan and the administrative rules and regulations issued by the Committee.

8.	Stock Options

(a) Grants. Awards may be granted in the form of stock options to purchase Common Stock or Common Stock derivatives. These stock options may be incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options (i.e., stock options which are not incentive stock options), or a combination of both.

(b) Terms and Conditions of Options. An option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee. The price at which Common Stock may be purchased upon exercise of a stock option shall be established by the Committee, but such price shall not be less than the Fair Market Value of the Common Stock on the date of the stock option’s grant.

(c) Restrictions Relating to Incentive Stock Options. Stock options issued in the form of incentive stock options shall, in addition to being subject to all applicable terms, conditions, restrictions and/or limitations established by the Committee, comply with Section 422 of the

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Code. Accordingly, to the extent that the aggregate Fair Market Value (determined at the time the option was granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company or any of its Subsidiaries) exceeds $100,000 (or such other limit as may be required by the Code), then such option as to the excess shall be treated as a nonqualified stock option. Further, the per share option price of an incentive stock option shall not be less than the Fair Market Value of the Common Stock on the date of the grant. An incentive stock option shall not be granted to any Participant who is not an employee of the Company or any Subsidiary”. An incentive stock option shall not be granted to any employee who, at the time of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any “parent” of the Company (within the meaning of section 424(e) of the Code) or Subsidiary, unless the purchase price per share is not less than 110 percent of the Fair Market Value of Common Stock on the date of grant and the option exercise period is not more than five years from the date of grant. Otherwise, each option shall expire not later than ten years from its date of grant. Otherwise, each option shall expire not later than ten years from its date of grant.

(d) Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any stock option; provided, however, that such terms, conditions, restrictions and limitations shall not be inconsistent with the Plan. Notwithstanding the forgoing, a stock option shall not be entitled to receive or accrue dividends or dividend equivalents.

(e) Exercise. Upon exercise, the option price of a stock option may be paid (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) in shares of Common Stock or shares of restricted Common Stock as to which restrictions have lapsed; (iii) a combination of the foregoing; or (iv) such other consideration as the Committee may deem appropriate. Subject to the discretion of the Committee, any option granted under the Plan may be exercised by a broker-dealer acting on behalf of a Participant if (i) the broker-dealer has received from the Participant or the Company a fully- and duly-endorsed agreement evidencing such option and instructions (including written instructions pursuant to a Rule 10b5-1 trading plan) signed by the Participant requesting the Company to deliver the shares of Common Stock subject to such option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise or, in the case of an incentive stock option, the disposition of such shares and (iii) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220 and any successor rules and regulations applicable to such exercise. The Committee shall establish appropriate methods for accepting Common Stock, whether restricted or unrestricted, and may impose such conditions as it deems appropriate on the use of such Common Stock to exercise a stock option.

9.	Stock Appreciation Rights

(a) Grants. Awards may be granted in the form of SARs. A SAR may be granted in tandem with all or a portion of a related stock option under the Plan (“Tandem SARs”), or may be granted separately (“Freestanding SARs”). A Tandem SAR may be granted either at the time of

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the grant of the related stock option or at any time thereafter during the term of the stock option. SARs shall entitle the recipient to receive a payment equal to the appreciation in market value of a stated number of shares of Common Stock from the exercise price to the market value on the date of exercise.

(b) Terms and Conditions of Tandem SARS. A Tandem SAR shall be exercisable to the extent, and only to the extent, that the related stock option is exercisable, and the “exercise price” of such an SAR (the base from which the value of the SAR is measured at its exercise) shall be the option price under the related stock option. However, at no time shall a Tandem SAR be issued if the option price of its related stock option is less than the Fair Market Value of the Common Stock on the date of the Tandem SAR’s grant. The exercise of a Tandem SAR or related stock option will result in the simultaneous cancellation of the same portion of the related stock option or Tandem SAR, as the case may be, as was exercised.

(c) Terms and Conditions of Freestanding SARS. Freestanding SARs shall be exercisable in whole or in such installments and at such times as may be determined by the Committee and designated in the Award Notice. The exercise price of a Freestanding SAR shall also be determined by the Committee; provided, however, that such price shall not be less than the Fair Market Value of the Common Stock on the date of the Freestanding SAR’s grant.

(d) Deemed Exercise. The Committee may provide that an SAR shall be deemed to be exercised at the close of business on the scheduled expiration date of such SAR, if at such time the SAR by its terms remains exercisable and, if exercised, would result in a payment to the holder of such SAR.

(e) Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions and/or limitations, if any, of any SAR Award, provided they are not inconsistent with the Plan. Notwithstanding the forgoing, a SAR shall not be entitled to receive or accrue dividends or dividend equivalents.

10.	Stock Awards

(a) Grants. Awards may be granted in the form of Stock Awards. Stock Awards may consist of grants of Common Stock, restricted shares of Common Stock or restricted stock units, and may be granted either for consideration or for no consideration, as determined by the Committee. Stock Awards shall be awarded in such numbers and at such time during the term of the Plan as the Committee shall determine.

(b) Terms and Conditions of Awards. Stock Awards shall be subject to such terms, conditions, restrictions, and/or limitations, if any, as the Committee deems appropriate including, but not by way of limitation, restrictions on transferability and continued employment. The Committee may modify or accelerate the delivery of a Stock Award under such circumstances as it deems appropriate, unless the Stock Award is subject to the provisions of Section 14 or the Stock Award is subject to the provisions of Section 409A of the Code.

(c) Rights as Shareholders. During the period in which any restricted shares of Common Stock are subject to the restrictions imposed under Section 10(b), the Committee may, in its discretion, grant to the Participant to whom such restricted shares have been awarded all or any of the rights of a shareholder with respect to such shares, including, but not by way of limitation, the right to vote such shares and to receive dividends (subject to any vesting, mandatory

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reinvestment or other requirement imposed by the Committee). A Participant to whom restricted stock units have been granted shall have only the rights of a general unsecured creditor of the Company and shall not be a shareholder with respect to the shares of Common Stock underlying the restricted stock units unless and until the restricted stock units convert to shares of Common Stock; provided, however, that the Committee may, in its discretion, grant dividend equivalent rights with respect to restricted stock units.

(d) Evidence of Award. Any Stock Award granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, registration in the name of the Company, book-entry registration or issuance of a stock certificate or certificates. If certificates representing restricted shares of Common Stock are registered in the name of the Participant, the Committee may require (i) that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such restricted shares, (ii) that the Company retain physical possession of the certificates and (iii) that the Participant deliver a stock power to the Company, endorsed in blank, relating to the restricted shares.

11.	Performance Units

(a) Grants. Awards may be granted in the form of performance units. Performance units, as that term is used in this Plan, shall refer to Units valued by reference to designated criteria established by the Committee, other than Common Stock.

(b) Performance Criteria. Performance units shall be contingent on the attainment during a performance period of designated performance objectives. The length of the performance period, the performance objectives to be achieved during the performance period, and the measure of whether and to what degree such objectives have been attained shall be determined by the Committee. Subject to the requirements of Section 14, if applicable, performance objectives may be revised by the Committee, at such times as it deems appropriate during the performance period, in order to take into consideration any unforeseen events or changes in circumstances.

(c) Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of performance units, provided they are not inconsistent with the Plan.

12.	Performance Shares

(a) Grants. Awards may be granted in the form of performance shares. Performance shares, as that term is used in this Plan, shall refer to shares of Common Stock or Units which are expressed in terms of Common Stock.

(b) Performance Criteria. Performance shares shall be contingent upon the attainment during a performance period of designated performance objectives. The length of the performance period, the performance objectives to be achieved during the performance period, and the measure of whether and to what degree such objectives have been attained shall be conclusively determined by the Committee. Subject to the requirements of Section 14, if applicable, performance objectives may be revised by the Committee, at such times as it deems appropriate during the performance period, in order to take into consideration any unforeseen events or changes in circumstances.

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(c) Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions and/or limitations, if any, of any Award of performance shares, provided they are not inconsistent with the Plan.

13.	Other Incentive Awards

(a) Form of Awards. The Committee may provide for the grant of other forms on incentive awards not specified above under the terms of the Plan, including Awards that are payable in whole or in part in cash and whose value is not related to Common Stock.

(b) Terms and Conditions. The terms and conditions of other incentive awards shall be determined by the Committee and communicated to the applicable Participants in the Award Document.

14.	Provisions Applicable to Section 162(m) Participants

(a) Designation of Participants and Goals. Within 90 days after the start of each fiscal year (or by such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing: (i) designate the Participants for whom the grant of performance units, performance shares and other incentive awards (and the entitlement to dividends or dividend equivalents with respect to such Awards, if any), shall be subject to this Section 14; (ii) select the performance goal or goals applicable to the fiscal year or years included within any performance period; (iii) establish the number or amount of performance units, performance shares or other incentive awards which may be earned for such year or such years within a performance period by each such Participant; (iv) specify the relationship between performance goals and the amount or number of performance units, performance shares or other incentive awards to be earned by each such Participant for such year or period and (v) the method for computing the amount or number of the performance units, performance shares or other incentive awards payable if the performance goals are attained.

The Committee may specify that the amount or number of performance units, performance shares or other incentive awards (and the entitlement to dividends or dividend equivalents with respect to such Awards, if any) will be earned if the applicable target is achieved for one goal or for any one of a number of goals for a fiscal year or years within a performance period. The Committee may also provide that the amount or number of performance units, performance shares or other incentive awards to be earned for a given fiscal year or years within a performance period will vary based upon different levels of achievement of the applicable performance targets.

(b) Performance Criteria. For purposes of this Section 14, performance goals shall mean one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to a previous year’s results or to a designated comparison group, in each case as specified by the Committee in the Award: (i) basic diluted or adjusted earnings per share of Common Stock (either before or after taxes); (ii) growth in earnings per share of Common Stock; (iii) return on average common equity, return on capital or return on equity, (iv) net revenue; (v) operating income or profit; (vi) net income or profit (either before or after

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taxes); (vii) earnings and/or net income or profit before interest and taxes; (viii) earnings and/or net income or profit before interest, taxes, depreciation and amortization; (ix) margins, operating margins, adjusted margins or adjusted operating margins; (x) return on assets; (xi) net cash provided by operations; (xii) free cash flow; (xiii) price of Common Stock; (xiv) book value per share, (xv) economic profit; (xvi) economic value; and (xvii) total stockholder return. Such measure(s) shall be subject to adjustment by the Committee, to the extent consistent with Section 162(m) of the Code, (i) to reflect adjustments (including adjustments not under generally accepted accounting principles) made in the computation of the Company’s publicly reported adjusted income, adjusted income per share or adjusted operating margins (or any successor measures publicly reported by the Company at the time the award is issued) and (ii) to remove the effect of (1) restructurings, discontinued operations or extraordinary items, (2) any item of gain, loss or expense determined to be unusual and/or non-recurring in nature or infrequent in occurrence, (3) the disposal of a segment or a business, or (4) a change in accounting principle or otherwise, (5) incentive compensation accrued under the plan for the fiscal year, (6) any charges to compensation expense incurred during the fiscal year resulting from issuing minority equity interests in one or more of the Company’s subsidiaries to their management teams in a one-time restructuring of the employment arrangements with each such management team, and (7) any income, gain, or loss attributable to the business operations of any entity acquired by the Company during the fiscal year or attributable to any transaction during the fiscal year in which a business or company is acquired.

(c) Annual Payment. Following the completion of each performance period, the Committee shall certify in writing whether the applicable performance goals have been achieved for such performance period and the amount or number of performance units, performance or other incentive awards, if any, payable to a Participant for such performance period. The amounts due to a Participant to whom this Section 14 applies will be paid following the end of the applicable performance period after such certification by the Committee. In determining the amount due to a Participant to whom this section applies for a given performance period, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the year.

(d) Restrictions. Anything in this Section 14 to the contrary notwithstanding: (i) for the fiscal year in which the Plan is approved by the shareholders of the Company, no Participant may be granted Awards pursuant to this Section 14 with an aggregate value of more than $14,800,498 determined, (A) in the case of any Awards denominated in shares of Common Stock, based on the Fair Market Value as of the date of grant of the maximum number of shares of Common Stock that may underlie such Awards, and (B) in the case of Awards denominated in cash, based on the maximum amount of cash payable in respect of such Award; and (ii) for each subsequent fiscal year, no Participant may be granted Awards pursuant to this Section 14 with an aggregate value so determined of more than 110% of such maximum amount for the preceding fiscal year. For the avoidance of doubt, it is noted that the maximum annual amount determined under this Section 14 shall be determined without regard to the value of any stock options or SARs granted to a Participant under the Plan.

(e) Adjustment for Non-Recurring Items, Etc. The provisions of this Section 14(e) shall be incorporated into each Award granted under this Section 14. Notwithstanding anything herein

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to the contrary, if the Company’s financial performance is affected by any event that is of a non-recurring nature, the Committee may make such adjustments in the financial criteria as it shall determine to be equitable and appropriate in order to make the calculations of Awards, as nearly as may be practicable, equivalent to the calculation that would have been made without regard to such event; provided, however, in the case of a Participant subject to Section 162(m) of the Code at the time of settlement of the Award, in no event may such discretion be exercised in a manner that would increase the amount payable with respect to an outstanding Award upon attainment of the applicable performance goals. In the event of a significant change of the business or assets of the Company under circumstances involving an acquisition or a merger, consolidation or similar transaction, the Committee shall, in good faith, recommend to the Board for approval such revisions to the financial criteria and the other terms and conditions used in calculating Awards for the then current Plan Year as it reasonably deems appropriate in light of any such change to the extent the Award remains outstanding following such merger, consolidation or similar transaction. The exercise of any such discretion shall in all events be made in a manner that does not affect the status of an Award as qualified performance based compensation for purposes of Section 162(m) of the Code.

(f) Repeal of Section 162(m). Without further action by the Board, the provisions of this Section 14 shall cease to apply on the effective date of the repeal of Section 162(m) of the Code (and any successor provision thereto).

15.	Claw back Provision

All Awards granted under the Plan shall be subject to the Company’s claw back, recoupment, forfeiture and repayment policies as in effect from time to time. By accepting an Award, a Participant agrees promptly to repay or return to the Company the gross amount received in payment or settlement of any Award to the extent that the Committee requires such repayment in accordance with the terms and provisions of the applicable policy, as construed and applied by the Committee.

16.	Payment of Awards

At the discretion of the Committee, payment of Awards may be made in cash, Common Stock, a combination of cash and Common Stock, or any other form of property as the Committee shall determine; provided, however, that, unless otherwise expressly stated in the Award Notice for a specific Award and other than payments for partial shares of Common Stock, all Awards that are stock options, stock settled SARs, Stock Awards (including restricted shares of Common Stock) and performance units or performance shares payable in shares of Common Stock shall be paid in shares of Common Stock and not cash or any other form of property. In addition, payment of Awards may include such terms, conditions, restrictions, and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Common Stock, restrictions on transfer and forfeiture provisions. Further, payment of Awards may be made in the form of a lump sum or installments, as determined by the Committee. To the extent that an Award constitutes deferred compensation under Section 409A of the Code, then such payment, distribution or transfer shall be made in accordance with the provisions of Section 409A of the Code and the Award Notice shall contain provisions that comply with the distribution restrictions contained in Section 409A of the Code (including, in the case of a

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specified employee, the requirement that any payment made on account of the Participant’s separation from service shall not be made earlier than the first business day of the seventh month following the Participant’s separation from service, or if earlier the date of death of the Participant). Any payment that is delayed in accordance with the foregoing sentence shall be made on the first business day following the expiration of such six (6) month period. The terms “specified employee” and “separation from service” shall have the meaning assigned to such terms under Section 409A of the Code.

17.	Termination of Employment

If a Participant’s employment with the Company or a Subsidiary terminates for a reason other than death, disability, retirement, or any approved reason, all unexercised, unearned, and/or unpaid Awards, including, but not by way of limitation, Awards earned, but not yet paid, all unpaid dividends and dividend equivalents, and all interest accrued on the foregoing shall be cancelled or forfeited, as the case may be, unless the Committee provides otherwise. The Committee shall have the authority to promulgate rules and regulations to (i) determine what events constitute disability, retirement, or termination for an approved reason for purposes of the Plan, and (ii) determine the treatment of a Participant under the Plan in the event of his death, disability, retirement, or termination for an approved reason. To the extent applicable, such rules and regulations shall conform to the provisions of Section 409A of the Code and the regulations promulgated thereunder. If a Participant covered by Section 14 terminates employment with the Company or a Subsidiary for a reason other than death or disability, only Awards with respect to which the required performance goals have been attained and certified in accordance with the Award Notice are eligible for payment under this Section 17, subject to the otherwise applicable terms of the Plan and the Award Notice.

18.	Dividends and Dividend Equivalents

If an Award is granted in the form of a Stock Award, performance share, or any other stock-based grant (other than a stock option or SAR), the Committee may, at the time of the grant of the Award or any time thereafter up to the time of the Award’s payment (and subject to the provisions of Section 409A of the Code to the extent applicable to the Award), to the extent the grant of such Award does not already result in the Participant having the rights of a shareholder of the Company, include as part of such Award an entitlement to receive dividend equivalents, subject to such terms, conditions, restrictions, and/or limitations, if any, as the Committee may establish. Dividends equivalents shall be paid to the Participant at the time and in the manner specified by the Committee in the applicable Award Document. Dividends equivalents may, at the Committee’s discretion, accrue interest, be reinvested into additional shares of Common Stock or, in the case of dividends or dividend equivalents credited in connection with performance shares, be credited as additional performance shares.

19.	Additional Terms Relating to Outstanding Awards

Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding

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options or SARs or cancel outstanding options or SARs in exchange for cash, other awards or options or SARs with an exercise price that is less than the exercise price of the original options or SARs without stockholder approval.

20.	Nonassignability

No stock options, SARs, performance shares or other derivative securities (as defined in the rules and regulations promulgated under Section 16 of the Exchange Act) awarded under the Plan shall be subject in any manner to alienation, anticipation, sale, transfer, assignment, pledge, or encumbrance, except for transfers by will or the laws of descent and distribution; provided, however, that the Committee may, subject to such terms and conditions as the Committee shall specify, permit the transfer of an Award to a Participant’s family members or to one or more trusts established in whole or in part for the benefit of one or more of such family members; provided, further, that the restrictions in this sentence shall not apply to the shares of Common Stock received in connection with an Award after the date that the restrictions on transferability of such shares set forth in the applicable Award Notice have lapsed. During the lifetime of the Participant, an Option, SAR, or similar-type other award shall be exercisable only by him or by the family member or trust to whom such Option, SAR, or other Award has been transferred in accordance with the previous sentence.

21.	Adjustment of Shares Available

(a)     In the event of a merger, consolidation, stock rights offering, liquidation, or similar event affecting the Company or any of its Affiliates (each, a “Corporate Event”) or a stock dividend, stock split, reverse stock split, separation, spinoff, disaffiliation, reorganization, extraordinary dividend of cash or other property, share combination, or recapitalization or similar event affecting the capital structure of the Company (each, a “Share Change”), the Committee or the Board shall make such equitable and appropriate substitutions or adjustments to (A) the aggregate number of shares of Common Stock reserved for issuance and delivery under the Plan, (B) the various maximum limitations set forth in the Plan upon certain types of Awards and upon the grants to individuals of certain types of Awards, (C) the number of shares of Common Stock subject to outstanding Awards and (D) the exercise price of outstanding Awards as it deems appropriate.

(b)     In the case of Corporate Events, such adjustments may include, without limitation, (A) the cancellation of outstanding Awards in exchange for payments of cash, securities or other property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Committee or the Board in its sole discretion (it being understood that in the case of a Corporate Event with respect to which shareholders receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Committee that the value of an stock option or stock appreciation right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each share pursuant to such Corporate Event over the exercise price of such stock option or stock appreciation right shall conclusively be deemed valid), and (B) the substitution of securities or other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for the shares subject to outstanding Awards.

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(c)      In connection with any disaffiliation, separation, spinoff, or other similar event, the Committee or the Board may arrange for the assumption of Awards, or replacement of Awards with new awards based on securities or other property (including, without limitation, other securities of the Company and securities of entities other than the Company), by the affected affiliate or business division or by the entity that controls such affiliate or business division following such event (as well as any corresponding adjustments to Awards that remain based upon Company securities). Such replacement with new awards may include revision of award terms reflective of circumstances associated with the disaffiliation, separation, spinoff or other similar event.

(d)      If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the applicable Affiliate, business division or other operational unit of, or the manner in which any of the foregoing conducts its business, or other events or circumstances render the performance goals applicable to an Award to be unsuitable, the Committee may modify such performance goals or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable; provided, however, that no such modification shall be made if in the reasonable judgment of the Committee the effect would be to cause an Award made pursuant to Section 14 to fail to qualify as “qualified performance-based compensation” for purposes of Section 162(m) of the Code.

(e)      Notwithstanding the foregoing: (i) any adjustments made pursuant to this Section 21 to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (ii) any adjustments made pursuant to this Section 21 to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either (A) continue not to be subject to Section 409A of the Code or (B) comply with the requirements of Section 409A of the Code; and (iii) in any event, neither the Committee nor the Board shall have the authority to make any adjustments pursuant to Section 21 to the extent the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code at the grant date to be subject thereto.

22.	Withholding Taxes

The Company shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. To the extent permitted by applicable law, the Committee shall be entitled to deduct and withhold additional amounts so long as such additional deductions would not cause an Award classified as equity under applicable accounting principles and standards to be classified as a liability under such principles and standards. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by withholding from any payment of Common Stock due as a result of such Award, or by permitting the Participant to deliver to the Company, shares of Common Stock, having a fair market value, as determined by the Committee, equal to the amount of such required withholding taxes.

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23.	Noncompetition Provision

Unless the Award Notice specifies otherwise, a Participant shall forfeit all unexercised, unearned, and/or unpaid Awards, including, but not by way of limitation, Awards earned but not yet paid, the right to all dividends and dividend equivalents, and all interest, if any, accrued on the foregoing if, (i) in the opinion of the Committee, the Participant, without the written consent of the Company, engages directly or indirectly in any manner or capacity as principal, agent, partner, officer, director, employee, or otherwise, in any business or activity competitive with the business conducted by the Company or any Subsidiary; or (ii) the Participant performs any act or engages in any activity which in the opinion of the Chief Executive Officer of the Company is inimical to the best interests of the Company. In addition, the Committee may, in its discretion, condition the grant, exercise, payment or deferral of any Award made under the Plan, or the right to any dividends and dividend equivalents, on a Participant’s compliance with the terms of this Section 23 and any other terms specified by the Committee in the Award Notice, and cause such a Participant to forfeit any payment which is deferred or to grant to the Company the right to obtain equitable relief if the Participant fails to comply with the terms hereof.

24.	Amendments to Awards

Subject to the requirements of Section 14, the Committee may at any time unilaterally amend any unexercised, unearned, or unpaid Award, including, but not by way of limitation, Awards earned but not yet paid, to the extent it deems appropriate; provided, however, that any such amendment which, in the opinion of the Committee, is adverse to the Participant shall require the Participant’s consent (unless such amendment is necessary or advisable, in the opinion of the Committee, to conform to or maintain compliance with any and all applicable statutes, regulations and rules). Notwithstanding the preceding sentence, the Committee may not accelerate the payment or settlement of any Award that constitutes a deferral of compensation for purposes of Section 409A of the Code, except to the extent such acceleration would not result in the Participant incurring interest or additional tax under Section 409A of the Code.

25.	Compliance with Law

Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue or deliver certificates of Common Stock evidencing Stock Awards or any other Award resulting in the payment of Common Stock prior to (a) the obtaining of any approval from, or satisfaction of any waiting period or other condition imposed by, any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (b) the admission of such shares to listing on the stock exchange on which the Common Stock may be listed, and (c) the completion of any registration or other qualification of said shares under any state or federal law or ruling of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable. With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3, as the rule may be amended or replaced, under the Exchange Act.

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26.	No Right to Continued Employment or Grants

Participation in the Plan shall not give any Eligible Employee any right to remain in the employ of the Company or any Subsidiary. The Company or, in the case of employment with a Subsidiary, the Subsidiary, reserves the right to terminate any Eligible Employee at any time. Further, the adoption of this Plan shall not be deemed to give any Eligible Employee or any other individual any right to be selected as a Participant or to be granted an Award.

27.	Amendment to the Plan

The Board or the Committee may suspend or terminate the Plan at any time. In addition, the Board or the Committee may, from time to time, amend the Plan in any manner. To the extent required by applicable law or the rules of the New York Stock Exchange or the rules of any other exchange on which the Common Stock is listed, amendments to the Plan shall not be effective unless they are approved by the Company’s shareholders.

28.	Governing Law

The Plan shall be governed by and construed in accordance with the laws of the State of Maryland except as superseded by applicable Federal Law.

29.	Section 409A

To the extent that Section 409A of the Code applies to any election or payment, distribution or transfer made in connection with an Award, then such election, payment, distribution or transfer made shall be made in conformance with the provisions of Section 409A of the Code, and if the provisions of any such Award are subject to more than one interpretation or construction, such ambiguity shall be resolved in favor of that interpretation or construction which is consistent with the Award complying with the applicable provisions of Section 409A of the Code (including, but not limited to the restrictions applicable to specified employees with respect to any payment, distribution or transfer made on account of a Participant’ separation from service).

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Appendix B

LEGG MASON, INC.

EMPLOYEE STOCK PURCHASE PLAN

AS AMENDED JULY 19, 2005, OCTOBER 18, 2005, OCTOBER 15, 2007, APRIL 26, 2010, OCTOBER 26, 2010, OCTOBER 22, 2013 and JULY 25, 2017

1.	GENERAL

1.1 Purpose - The purpose of the Legg Mason, Inc. Employee Stock Purchase Plan (the “Plan”) is to provide an opportunity for eligible employees of Legg Mason, Inc. (the “Company”) and certain subsidiaries of the Company (the Company and those certain subsidiaries being sometimes hereinafter referred to as the “Employer”) to purchase shares, on a discounted basis, of Common Stock issued by the Company, $.10 par value (the “Stock”), through regular payroll deductions.

1.2 Tax Status - It is the intent of the Company to have the Plan qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as now or hereafter amended (the “Code”), and the regulations promulgated thereunder. The provisions of the Plan shall be construed in a manner consistent with that intention.

1.3 Participating Subsidiaries - The Plan shall be deemed to have been adopted not only by the Company, but by any present or future corporation that: (i) is a “subsidiary corporation” as that term is defined in Section 424(f) of the Code, and (ii) is designated by the Committee as an Employer whose employees are eligible to participate in the Plan (a “Participating Subsidiary”).

Exhibit A, attached hereto, sets forth the corporations that are Participating Subsidiaries as of the Effective Date of the Plan. The Committee shall have the authority to add or delete subsidiaries of the Company (including newly-created or newly-acquired subsidiaries) as Participating Subsidiaries, from time to time and without Shareholder Approval.

1.4 Effective and Operational Dates - The Plan shall become effective as of September 1, 2001, subject to Shareholder Approval at a meeting of the stockholders to be held on July 24, 2001. If the Plan is not so approved, the Plan shall not become effective. However, the operation of the Plan shall not commence until: (i) the Plan receives all necessary governmental approvals, including registration under the Securities Act of 1933 of the shares of Stock subject to the Plan, and (ii) the Agent has been appointed and is able to properly implement all of its duties and responsibilities under the Plan.

1.5 Replacement of Existing Plan - This Plan shall be deemed to supersede and replace the employee stock purchase plan heretofore in effect (the “Prior Plan”), and the Prior Plan shall remain in effect until such time as this Plan becomes operational. However on the date that this Plan becomes operational: (i) all accounts extant under the Prior Plan shall become Accounts under this Plan, (ii) any unused payroll deductions accumulated under the Prior Plan shall be utilized to purchase Stock under this Plan, (iii) shares purchased under the Prior Plan shall not be charged against the available share limit set forth in Section 2 of this Plan or the purchase limit set forth in Section 8.6 of this Plan, (iv) payroll deductions accumulated under the Prior Plan shall be charged against the payroll deduction limit set forth in Section 6.3 of this Plan, and (v) any individual who is a Participant in the Prior Plan on the date this Plan becomes operational, and who is employed as an Eligible Employee on such date, shall automatically be deemed to be a Participant in this Plan as of such date.

Alternatively, the Company, in its sole discretion, may elect to have clauses (i), (ii) and (iv) of the preceding paragraph not become operative, in which case: (i) all accounts extant under the Prior Plan shall remain in the Prior Plan, (ii) any unused payroll deductions accumulated under the Prior Plan shall be utilized to purchase Stock under the Prior Plan, (iii) payroll deductions accumulated under the Prior Plan shall not be charged against the payroll deduction limit set forth in Section 6.3 of this Plan, and (iv) the Prior Plan shall remain in effect until such time as there are no more shares of Stock subject to its terms. However, once this Plan becomes operational, no further payroll deductions shall be accumulated under the Prior Plan.

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1.6 Governing Law - The laws of the State of Maryland shall govern all matters relating to the Plan, except to the extent superseded by the laws of the United States.

1.7 Construction - For all purposes of the Plan, where the context admits, words in the masculine gender shall include the female and neuter genders, the plural shall include the singular, and the singular shall include the plural.

1.8 Definitions – The following defined terms shall be utilized in construing the Plan:

Account – defined in Section 9.1

Agent – defined in Section 8.1

Code – defined in Section 1.2

Committee – defined in Section 3.1

Company – defined in Section 1.1

Compensation – defined in Section 6.2

Eligible Employee – defined in Section 4

Employer – defined in Section 1.1

Excluded Employee – defined in Section 4

Local Law – defined in Section 4

Participant – defined in Section 4

Participating Subsidiary – defined in Section 1.3

Payment Period – defined in Section 6.1

Plan – defined in Section 1.1

Prior Plan – defined in Section 1.5

Shareholder Approval – defined in Section 17

Stock – defined in Section 1.1

Termination Event – defined in Section 16.1

2.	SHARES SUBJECT TO THE PLAN

Subject to adjustment as provided in Section 13, the number of shares of Stock which may be purchased by Participants under the Plan shall be 4,500,000 shares (which number reflects all adjustments made under Section 13 through October 2013), which number may not be changed without Shareholder Approval.

If the total number of shares to be purchased with respect to any Payment Period exceeds the maximum number of shares available under this Section 2, the Committee shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall

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determine to be equitable, and the balance of payroll deductions credited to the Account of each Participant shall be returned to him as promptly as possible.

3.	ADMINISTRATION

3.1 Establishment of Administrative Committee – The Plan shall be administered by an administrative committee (the “Committee”). The Committee shall consist of one or more individuals designated by the Board of Directors of the Company, at least three of whom are members of the Board of Directors who are not Eligible Employees. Unless otherwise determined by the Board of Directors, the Committee shall consist of the Compensation Committee appointed by the Board of Directors.

Subject to his right to resign at any time, each member of the Committee shall serve (without compensation, unless otherwise determined by the Board of Directors) at the pleasure of the Board of Directors, and the Board of Directors may appoint, and may revoke the appointment of, additional members to serve with the Committee as may be determined to be necessary or desirable from time to time. Each member of the Committee, by accepting his appointment to the Committee, shall thereby be deemed to have accepted all of the duties and responsibilities of such appointment, and to have agreed to the faithful performance of his duties thereunder. The Committee shall adopt such formal organization and method of operation as it shall deem desirable for the conduct of its affairs. The Committee shall act as a body, and the individual members of the Committee shall have no powers and duties as such, except as provided herein; the Committee shall act by vote of a majority of its members at the time in office, either at a meeting or in writing without a meeting.

3.2 Authority of Committee - Subject to the provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules relating to it and to make all other determinations necessary or advisable in administering the Plan, all of which determinations shall be final and binding upon all persons. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

4.	ELIGIBLE EMPLOYEES

Subject to the applicable Local Law, any Employee of the Company or of any Participating Subsidiary, who is not an Excluded Employee, shall be eligible to participate in the Plan and shall be hereinafter referred to as an “Eligible Employee”. Employees of Participating Subsidiaries that have become Subsidiaries by reason of having been acquired by the Company or a Subsidiary and companies that have been merged with the Company or a Subsidiary may, at the discretion of the Committee, receive credit for the time they have worked for such acquired or merged company prior to its affiliation with the Company or the Participating Subsidiary. “Local Law” shall mean the laws of the jurisdiction in which the Employer is incorporated or located or where the Employee or Participant is employed or resides including but not limited to the securities regulatory body requirements and the taxation requirements of that same jurisdiction.

The Committee in its sole discretion may determine that the following Employees shall be considered an Excluded Employee under the Plan:

(i)     Unless it would breach the applicable Local Law, an Employee whose customary employment is less than 20 hours per week or who is employed for less than five months in any calendar year; and

(ii)    Any Employee who is a 5% or greater stockholder of the Company, within the meaning of Section 423(b) of the Code.

Any individual who ceases to be an Excluded Employee shall be immediately eligible to participate in the Plan if he would have been an Eligible Employee but for his status as an Excluded Employee. Any Eligible Employee who has in effect an election to make payroll deductions pursuant to Section 6, and any other individual for whom an Account is maintained pursuant to Section 9, shall be hereinafter referred to as a “Participant.”

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The provisions of this Section 4 may not, without Shareholder Approval, be amended in any way that changes the persons eligible to participate in the Plan.

No member of the Board of Directors who is not an employee of the Company or a Participating Subsidiary, or who is a member of the Committee, shall be deemed to be an Eligible Employee.

5.	COMMENCEMENT OF PARTICIPATION

An Eligible Employee may enroll as a Participant by completing and signing a payroll deduction authorization/beneficiary form and forwarding the completed form to his Employer. Enrollment shall become effective as soon as practicable following receipt of the form by the Employer. The form shall state the whole percentage of Compensation to be deducted regularly from the Eligible Employee’s pay (subject to the limit set forth in Section 6.3) and shall authorize the purchase of Stock for him in each Payment Period in accordance with the terms of the Plan.

6.	PAYMENT PERIODS AND EMPLOYEE CONTRIBUTIONS

6.1 Payment Periods –A Payment Period is a period, coinciding with the Participant’s regular payroll periods, during which payroll deductions will be accumulated under the Plan. Payroll deductions during each Payment Period shall be made only on regular paydays falling within the Payment Period.

6.2 Payroll Deductions - Subject to Section 6.3, a Participant may authorize payroll deductions in any whole percentage (but not more than 10%) of Compensation received during a Payment Period. For purposes of the Plan, Compensation shall consist of wages, salary, bonuses, commissions and overtime pay (including pre-tax and after-tax amounts deducted from pay as contributions to or for any 401(k) or other employee benefit plan in which the Participant participates), but shall exclude deferred compensation, severance and all noncash compensation. A Participant may not contribute amounts to purchase Stock under the Plan in any manner other than by payroll deductions.

6.3 Limit - Except as the Committee shall otherwise determine from time to time, the total amount of payroll deductions for a Participant during any calendar year may not exceed $21,700.

6.4 Changes - A Participant may at any time (but not more than four times during any calendar year) increase or decrease his payroll deductions by delivery of a new payroll deduction authorization form to the Employer in accordance with Section 5. The change may not become effective sooner than the next Payment Period.

6.5 Use of Funds - All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions prior to transfer to the Agent.

7.	EMPLOYER CONTRIBUTIONS

As of the end of each Payment Period, each Employer shall contribute an amount equal to 15% of the amount of the payroll deductions, during the Payment Period, of all of the Participants employed by that Employer. The Committee may at any time increase or decrease the percentage of the Employer contribution, but any such change must apply equally to all of the Participants employed by all of the Employers, and may in no event exceed 17.5% of Participant contributions. Neither the Employer’s contribution nor any payment of costs by the Employer under this Plan shall constitute a part of base earnings, compensation or salary of an employee for purposes of determining wage scales, insurance, retirement benefits or other employee benefits.

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8.	METHOD OF OPERATION

8.1 Designation of Agent - The Committee shall designate a bank, broker-dealer or other firm as agent (the “Agent”) to maintain Accounts in the names of the Participants and to effect purchases and sales of shares of the Stock through registered broker-dealers. The Agent shall be subject to removal by action of the Committee at any time.

8.2 Commissions - The Employer shall pay brokerage commissions, if any, and other charges with respect to purchases made under the Plan and reinvestment of dividends under the Plan. Brokerage commissions, if any, and other charges in connection with sales of Stock shall be payable by the Participant. Commissions under the Plan shall be determined by negotiation between the Agent and the brokers through which the Agent effects purchases and sales of the Stock.

8.3 Deduction and Transfer - The Employer shall deduct funds from each Participant’s Compensation as authorized and, as promptly as practicable after the end of each Payment Period, forward the total of the amounts deducted for all Participants, together with the Employer’s contribution, to the Agent at such address as is designated in writing by the Agent, together with a list of Participants and the amounts applicable to the Account of each Participant.

8.4 Advances - The Company, or any Participating Subsidiary with the consent of the Company, may advance payroll deductions or Employer contributions, or both, on behalf of any Participating Subsidiary.

8.5 Stock Purchase and Allocation - Upon receipt of funds from the Employer, the Agent shall, as promptly as practicable, cause to be purchased for the Participants as many whole and fractional shares of Stock as such funds shall permit. The amount of Stock purchased shall depend upon the market price of the Stock at the time such purchases are made. Such purchases shall be allocated by the Agent, at the average cost thereof, to the Participants’ Accounts in proportion to the respective amount received by the Agent for each Participant. Allocations shall be made in full shares and in fractional shares to the thousandth of a share.

8.6 Limit - In no event shall the fair market value of the Stock purchased under the Plan for any Participant during any calendar year exceed $25,000. For purposes of this limitation, the fair market value of the Stock purchased for the Participant shall be equal to the cumulative cost of that Stock (as determined pursuant to Section 8.5) at each of the purchases during the calendar year. At such time (if ever) as the cumulative cost of the Stock purchased for the Participant during the calendar year equals $25,000, such purchases shall cease for the remainder of the calendar year, and, in the discretion of the Committee, any unused Employer or Participant contributions attributable to the Participant shall either be returned to the Participant and the Employer, as the case may be, or held by the Agent, without liability for interest, for utilization in the first monthly purchase in the next succeeding calendar year.

9.	PARTICIPANT’S ACCOUNT WITH THE AGENT

9.1 Establishment of Accounts – The Agent shall establish a separate account for each Participant (the “Account”) to reflect the Participant’s beneficial interest in Stock and/or cash held under the Plan, and to reflect all transactions with respect thereto.

9.2 Custody - Shares purchased pursuant to the Plan shall be held in the custody of the Agent. The Agency may hold in nominee or street name certificates for shares purchased pursuant to the Plan, and may commingle shares in its custody pursuant to the Plan in a single Account without identification as to individual Participants.

9.3 Sales - The Participant may at any time, by prior written notice, instruct the Agent to effect the sale of all of the whole shares held in his account. The Participant may also, by prior written notice, instruct the Agent to sell less than all of the whole shares in his account. All sales shall be made through such brokerage firm or firms as may be selected by the Agent. Upon receipt of the proceeds of the sale from one or more

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broker-dealers, the Agent shall mail the Participant a check for such proceeds; less the brokerage commission, if any, and any transfer taxes, registration fee or other charges incurred in connection with the sale.

9.4 Dividends - Each Participant’s Account shall be credited, without charge to the Participant, with all dividends received in respect of the whole shares and fractional shares held in the account. Cash dividends shall automatically be reinvested in shares of Stock as promptly as practicable following the Agent’s receipt of such dividends.

9.5 Quarterly Statements - The Agent shall deliver to each Participant a quarterly statement reflecting the amount of payroll deductions and Employer contributions for the prior calendar quarter, the number of whole and fractional shares purchased for the Participant’s Account during such quarter, the average price per share of all Stock purchased for the Participant’s Account during such quarter, and the number of whole and fractional shares held in the Account at the end of such quarter.

10.	NO TRANSFER OR ASSIGNMENT OF PARTICIPANT’S RIGHTS

No right or interest of any Participant in any payroll deductions, Employer contributions, Employer payment of commissions or fees or any other interest of Participants or obligations of any Employer under this Plan may be assigned or transferred by Participants in whole or in part, whether directly or by operation of law or otherwise, except as otherwise set forth in Section 16 upon the death of a Participant.

11.	RIGHTS AS A STOCKHOLDER

11.1 Record Ownership is Determinative - None of the rights or privileges of a stockholder of the Company shall exist with respect to shares purchased under the Plan unless and until a stock certificate representing such shares shall have been issued to the nominee for each Participant or directly to the Participant. In the case of shares held in the name of the nominee holder, such rights and privileges shall only inhere indirectly to the Participant as a beneficial owner, and the Company shall be entitled to treat the nominee as the record owner of such shares.

11.2 Proxies and Voting - The Agent shall deliver to each Participant as promptly as practicable, by mail or otherwise, all notices of meetings, proxy statements, proxies or other material distributed by the Company to its stockholders. The whole shares in each Participant’s Account shall be voted by the Agent in accordance with the Participant’s signed proxy instructions duly delivered to the Agent. There shall be no charge to the Participants in connection with such notices, proxies or other material.

11.3 Issuance of Certificates – Stock certificates representing shares of Stock purchased under the Plan shall be issued to a Participant upon his written request. Certificates shall be issued only for whole numbers of shares; any distribution from the Account representing fractional shares shall be in cash. Participants may also elect to have shares in their Accounts delivered to them in uncertificated form, through the Direct Registration System.

12.	NO RIGHT TO CONTINUED EMPLOYMENT

Neither the Plan, nor any right to purchase Stock under the Plan, shall confer upon any employee any right to continuance of employment by the Company or any subsidiary of the Company, nor shall they restrict or interfere in any way with the right of the Company or any subsidiary to terminate, or otherwise modify, an employee’s employment at any time.

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13.	ADJUSTMENT IN CASE OF CHANGES AFFECTING STOCK

If the outstanding shares of Stock shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation or other corporate reorganization in which the Company is the surviving corporation, the Committee shall make an appropriate adjustment in the number and kind of shares subject to this Plan or any relevant aspect thereof. The determination of the Committee as to the terms of any such adjustment shall be conclusive.

14.	PAYMENT OF EXPENSES RELATED TO THE PLAN

The Company shall bear all costs of administering and carrying out the Plan. Neither the Company nor any Participating Subsidiary shall pay any expenses, commissions or taxes in connection with sales of shares by the Agent at the request of the Participant. Expenses payable by the Participant in connection with any such sale shall be deducted from the proceeds of sale prior to remittance to the Participant.

15.	TERMINATION OF PAYROLL DEDUCTIONS

A Participant may voluntarily terminate payroll deductions under the Plan at any time by delivering written notice to his Employer. Termination of payroll deductions shall take effect as soon as practicable following the Employer’s receipt of such notice.

A Participant who terminates payroll deductions under the Plan may thereafter reinstate payroll deductions by following the procedure set forth in Section 5, provided, however, that such a reinstatement will constitute one of the four payroll deduction changes allowed in a calendar year as described in Section 6.4.

16.	TERMINATION OF PARTICIPATION

16.1 Termination Events - A Participant’s participation in the Plan shall terminate immediately upon: (i) his termination of employment for any reason or (ii) delivery to his Employer of his written election pursuant to Section 16.3. Such events are referred to herein as “Termination Events.”

16.2 Procedure - Upon the occurrence of a Termination Event, the Participant or his legal representative (including, in the event of death, the personal representative of his estate) may elect either: (i) to have the shares in his Account delivered to him via a certificate, (ii) to have the shares in his Account delivered to him in uncertificated form through the Direct Registration System or (iii) to have the shares sold and the proceeds remitted to him. Upon receipt by the Employer of the Participant’s written election to sell, the Employer shall instruct the Agent to sell all whole shares and any fractional shares in the Account and to remit the net proceeds from such sale to the Participant or his representative. Unless the Employer receives a written request to sell the Participant’s shares or to deliver the shares via a certificate within 60 days after the occurrence of the Termination Event, the Employer shall instruct the Agent to deliver to the Participant or his representative the number of whole shares held in the Participant’s Account in uncertificated form through the Direct Registration System applicable to the stock, together with a check representing the net proceeds from the sale of any fractional shares.

Upon the occurrence of a Termination Event, any payroll deductions that have not yet been used to purchase Stock shall (regardless of whether or not the funds remain with the Employer or have been transferred to the Agent) be combined with the applicable Employer contributions in accordance with Section 7 and utilized to purchase Stock in accordance with Section 8. However, if the Termination Event is not the death of the Participant, and if the Participant, at least five business days before the last day of the Payment Period in which the Termination Event occurs, delivers to the Employer a written request for return of the funds, any funds that have not yet been transferred to the Agent shall be remitted to the Participant.

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16.3 Participant Ceases to be an Eligible Employee - If a Participant becomes an Excluded Employee, or otherwise ceases to be an Eligible Employee, he shall remain as a Participant in accordance with the terms of the Plan, but he shall not be permitted to make any further payroll deductions to purchase Stock under the Plan. Subject to the Participant’s right, at any time, to deliver to his Employer a written election to terminate his participation in the Plan (in which case the remainder of this Section 16 shall become operative), the Agent shall continue to hold all whole and fractional shares in the Account for the benefit of the Participant and shall credit the Account with any reinvested dividends in respect of such shares.

16.4 Death of a Participant - In the event of a Participant’s death, all Stock in his account, or any proceeds of sale, shall be delivered to the beneficiary he has designated pursuant to this Section 16.4, if any.

A Participant may file a written designation of a beneficiary who is to receive any Stock and/or cash. Such designation of beneficiary may be changed by the Participant at any time by written notice to the Company. Upon receipt by the Company of proof of identity and existence at the Participant’s death of a beneficiary validly designated by him under the Plan, the Company shall instruct the Agent to deliver the Stock and/or cash to such beneficiary. In the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall instruct the Agent to deliver the Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, shall instruct the Agent to deliver the Stock and/or cash to the spouse or to any one or more dependents of the Participant as the Company may designate. No beneficiary shall, prior to the death of the Participant by whom he has been designated, acquire any interest in the Stock and/or cash credited to the Participant under the Plan.

17.	AMENDMENT OF THE PLAN

The Board of Directors of the Company may at any time, or from time to time, amend this Plan in any respect; provided, however, that, without the approval of the holders of a majority of the shares of common stock of the Company then issued and outstanding and entitled to vote (“Shareholder Approval”), no amendment shall be made: (i) increasing or decreasing the number of shares covered by the Plan (other than as provided in Section 13), or (ii) except as set forth in Section 1.3, materially modifying the eligibility requirements for participation in the Plan.

18.	TERMINATION OF THE PLAN

The Board of Directors of the Company may terminate the Plan at any time, provided that such termination shall not impair the rights of Participants outstanding at the time of termination. The Plan shall in any event terminate (and Section 2 shall become operational) at such time as the accumulated payroll deductions of Participants are sufficient to purchase a number of shares equal to or greater than the number of shares remaining available for purchase under the Plan. Upon termination of the Plan, all funds in the Accounts of Participants not applied to the purchase of Stock shall be promptly refunded.

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LEGG MASON, INC.
EMPLOYEE STOCK PURCHASE PLAN

EXHIBIT A

PARTICIPATING SUBSIDIARIES1

Brandywine Global Investment Management, LLC
Clarion Partners, LLC
ClearBridge Investments, LLC
Financial Guard, LLC
Legg Mason & Co., LLC
Martin Currie Investment Management Limited
QS Investors, LLC
Royce & Associates, LP
Western Asset Management Company

1 As of October 24, 2016

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## ANNUAL MEETING OF STOCKHOLDERS OF

# LEGG MASON

GLOBAL ASSET MANAGEMENT

**July 25, 2017 at 10:00 am**

**COMMON**

**Important Notice Regarding the Availability of Proxy Materials**
**for the Stockholder Meeting To Be Held on July 25, 2017.**
The Notice of Meeting, Proxy Statement, Annual Report and Proxy Card are available at
http://www.astproxyportal.com/ast/25493

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

21033304030000000000 7 072517

**PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE** ☒

**The Board recommends a vote FOR all nominees.**

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Robert E. Angelica
- ○ Tianqiao Chen
- ○ Wen-Yu "Robert" Chiu
- ○ Carol Anthony "John" Davidson
- ○ Barry W. Huff
- ○ John V. Murphy
- ○ W. Allen Reed
- ○ Margaret Milner Richardson
- ○ Kurt L. Schmoke
- ○ Joseph A. Sullivan

**INSTRUCTIONS:** To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

**The Board recommends a vote FOR the following proposals.**

**The Board recommends a vote of "ONE YEAR" on the following proposal.**

| | 1 year | 2 years | 3 years | ABSTAIN |
|---|---|---|---|---|
| 5. An advisory vote on the frequency with which to hold an advisory vote on the compensation of Legg Mason's named executive officers; | ☐ | ☐ | ☐ | ☐ |

**The Board recommends a vote FOR on the following proposal.**

Receipt of notice of the meeting, proxy statement and 2017 annual report is hereby acknowledged, and the terms of the notice and statement are hereby incorporated by reference into this proxy. The undersigned hereby revokes all proxies heretofore given for said meeting or any adjournment or adjournments thereof.

**This proxy will be voted on each of the foregoing items as specified by the person signing it, but if no specification is made, the proxy will be voted FOR Items 1, 2, 3, 4 and 6, and for "ONE YEAR" on Item 5.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

**Note:** Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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LEGG MASON
GLOBAL ASSET MANAGEMENT

# COMMON

**Proxy for Legg Mason, Inc. Annual Meeting of Stockholders, July 25, 2017**

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF LEGG MASON, INC.**

**IT MAY BE REVOKED PRIOR TO ITS EXERCISE.**

The undersigned hereby appoints Joseph A. Sullivan, Peter H. Nachtwey and Thomas C. Merchant and each of them, as proxy, with full power of substitution, to vote all shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Legg Mason, Inc., on July 25, 2017, at 10:00 a.m., and at any adjournment thereof.

**(Continued and to be signed on the reverse side.)**

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